                                                                    EXHIBIT 99.8

--------------------------------------------------------------------------------

                        PRO FORMA VALUATION UPDATE REPORT
                      MUTUAL HOLDING COMPANY STOCK OFFERING


                                 PROVIDENT BANK
                              Montebello, New York



                                  Dated As Of:
                                October 30, 1998

--------------------------------------------------------------------------------








                                  Prepared By:

                                RP Financial, LC.
                             1700 North Moore Street
                                   Suite 2210
                            Arlington, Virginia 22209

          -------------------------------------------------------------

                       PRO FORMA VALUATION UPDATE REPORT
                     MUTUAL HOLDING COMPANY STOCK OFFERING


                                PROVIDENT BANK
                             Montebello, New York



                                 Dated As Of:
                               November 12, 1998

          -------------------------------------------------------------





                                 Prepared By:

                               RP Financial, LC.
                            1700 North Moore Street
                                  Suite 2210
                           Arlington, Virginia 22209

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants



                                                    November 12, 1998

Board of Directors
Provident Bank
400 Rella Boulevard
Montebello, New York  10901

Members of the Board:

     We have completed and hereby provide an updated appraisal ("Second Update") of the estimated pro forma market value of the common stock which is to be offered in connection with the mutual-to-stock conversion transaction described below. This Second Update is furnished pursuant to the requirements of 563b.7 and has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" ("Valuation Guidelines") of the Office of Thrift Supervision ("OTS"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof. As in the preparation of our original appraisal dated September 4, 1998 ("Original Appraisal") and the first updated appraisal dated October 30, 1998 ("First Update"), we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

DESCRIPTION OF REORGANIZATION
-----------------------------

     We understand that the Board of Directors of Provident Bank, Montebello, New York ("Provident" or the "Bank") has adopted a Plan of Conversion, incorporated herein by reference, in which the Bank will reorganize from the mutual form of organization to the mutual holding company form of organization. In the reorganization process, to become effective concurrent with the completion of the stock sale, Provident will become a wholly-owned subsidiary of Provident Bancorp, Inc. (the "Holding Company"), a Delaware Corporation, and Provident Bancorp, Inc. will issue a majority of its common stock to Provident, M.H.C. (the "MHC"), and sell a minority of its common stock to the public. The above structure reflects what is called a "two-tier" mutual holding company structure. It is a two-tier structure because it will have two levels of holding companies: a "mid-tier" stock holding company and a "top-tier" mutual holding company. The number of shares of common stock sold to the public will approximate 47 percent of the shares issued in the offering, and the number of shares issued to the MHC will approximate 53 percent of the shares issued in the offering.

________________________________________________________________________________
WASHINGTON HEADQUARTERS
Rosslyn Center
1700 North Moore Street, Suite 2210

Board of Directors
November 12, 1998
Page 2

Limiting Factors and Considerations
-----------------------------------

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the Common Stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change time to time, no assurance can be given that persons who purchase shares of common stock in the Conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the estimated pro forma market value thereof.

     RP Financial's updated valuation was determined based on the financial condition and operations of the Bank as of September 30, 1998, the date of the most recent financial data included in the Holding Company's Prospectus.

     RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits RP Financial, its principals or employees from purchasing stock of its client financial institutions.

     This valuation will be updated as provided for in the conversion regulations and guidelines. These updates will consider, among other things, any developments or changes in the Bank's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. These updates may also consider changes in other external factors which impact value including, but not limited to: various changes in the legislative and regulatory environment for financial institutions, the stock market and the market for thrift stocks, and interest rates. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in the update at the date of the release of the update.

DISCUSSION OF RELEVANT CONSIDERATIONS
-------------------------------------

     This Second Update reflects the following noteworthy items: a review of stock market conditions since the October 30, 1998 date of the First Update, along with updated stock prices as of November 10, 1998. Pro forma market value is defined as the price at which Provident's stock immediately upon completion of the offering would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the offering will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the

Board of Directors
November 12, 1998
Page 3


purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

DISCUSSION OF RELEVANT CONSIDERATIONS
-------------------------------------

     1.  Stock Market Conditions
         -----------------------

          In the period since the First Update, the performance of the overall stock market has improved as stocks generally have been gaining back the ground lost in the late Summer/early Fall of 1998. The market has continued to respond to two successive rate cuts from the Fed and generally favorable economic reports -- both of which have been interpreted by the investment community as improving the investment outlook for stocks. The DJIA has enjoyed an increase since the October 30, 1998 update, and as of November 10, 1998, the DJIA closed at 8863.98, an increase of 3.2 percent. Similarly, since October 30, 1998, the SNL index has increased by 2.6 percent to 693.8. The most dramatic increase, however, was in the SNL MHC index, closing at 868.9, for an 8.8 percent increase since the First Update. We view movement in the MHC index as a firming up of the market for thrift stock offerings given the investment community's anticipation of second step pricing in the market price of publicly-traded MHCs. Such strength, however, appears to reflect retail buying of thrift stocks, including publicly-traded MHCs, as we understand from numerous sources that many of the institutional buyers, particularly mutual funds and hedge funds, are less active in the face of redemption requests. Table 1 below underscores these trends. Since the date of the First Update, three out of every four Peer Group companies had higher market prices as of November 10, 1998.

Board of Directors
November 12, 1998
Page 4



                                    Table 1
                             Selected Market Groups
                        Average Pricing Characteristics

                                              At Oct. 30,         At Nov. 10,            %
                                                 1998                1998             Change
                                              ------------        ------------        --------
Peer Group of MHCs (Fully Converted Basis)
--------------------------------------------
 Price/Earnings (x)                               19.02x               19.48x            2.4%
 Price/Core Earnings (x)                          19.97                20.51             2.7
 Price/Book (%)                                   83.66%               85.49%            2.2
 Price/Assets (%)                                 18.75                19.55             4.3
 Avg. Mkt. Capitalization ($Mil)                $220.94              $244.44            10.6

SAIF-Insured Thrifts
--------------------------------------------
 Price/Earnings (x)                               17.45x               17.54x            0.5%
 Price/Core Earnings (x)                          17.93                18.32             2.2
 Price/Book (%)                                  126.24%              128.18%            1.5
 Price/Assets (%)                                 16.02                16.21             1.2
 Avg. Mkt. Capitalization ($Mil)                $145.23              $148.28             2.1

Recent Conversions(1)
---------------------------------------------
 Price/Core Earnings (x)                        17.86x                 16.75x           (6.2%)
 Price/Book (%)                                 69.74%                 69.70%           (0.1)

(1)  Ratios based on conversions completed for prior three months.

          The "new issue" market is separate and distinct from the market for seasoned issues. Accordingly, as discussed in the earlier valuation reports, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this Second Update, including full stock conversions and mutual holding companies. Between the date of the Original Appraisal and the First Update, there has been limited new activity. In the last three months there have been five full conversion offerings, only two of which are NASDAQ listed (see Table 2); of these two, CNY Financial remains slightly below the IPO price, whereas First Niles has increased by nearly 14 percent (see Table 3). On average, the two recent publicly-traded conversions are trading at 69.7 percent price/tangible book. The two new publicly-traded mutual holding companies, Sound Bancorp and West Essex Bancorp, essentially remain unchanged in price since the First Update, with both remaining below their IPO price and trading at an average of 65.4 percent price/tangible book. Other offerings in the market have been forced to either extend their offerings or resolicit at lower valuations due to subscriptions falling below the previously established valuation range, including conversions, MHC offerings and second step conversions.

RP Financial, LC.
                                     Table 2
                 Pricing Characteristics and After-Market Trends
                Recent Conversions Completed (Last Three Months)

-----------------------------------------------------------------------------------------------------------------------------------
           Institutional Information                               Pre-Conversion Data             Offering Information
                                                           -------------------------------------
                                                            Financial Info.       Asset Quality
-----------------------------------------------------------------------------------------------------------------------------------
                                   Conversion                        Equity/     NPAs/     Res.    Gross     % of     Exp./
Institution                  State   Date    Ticker         Assets   Assets     Assets     Cov.    Proc.     Mid.     Proc.
-----------                  -----   ----    ------         ------   ------     ------     ----    -----     ----     -----
                                                            ($Mil)    (%)       (%)(2)     (%)     ($Mil.)    (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
First Niles Financial, Inc.   OH   10/27/98  FNFI           $ 73     16.64%     2.39%       49%    $ 17.5    88%       3.4%
CNY Financial                 NY*  10/06/98  CNYF            238     13.48%     0.68%      187%      52.5    87%       3.3%
IBL Bancorp, Inc.             LA   10/01/98  Pink             23      7.51%     0.91%      195%       2.1    88%      17.8%
Farnsworth Bancorp, Inc.      NJ   09/30/98  Pink             39      5.75%     1.72%       19%       3.8    92%       8.7%
CGB&L Financial Group, Inc.   IL   09/23/98  Pink              7     14.22%     0.16%      300%       1.0    90%      25.7%

                     Averages - Standard Conversions:       $ 76     11.52%     1.17%      150%    $ 15.4    89%      11.8%
                     Medians - Standard Conversions:        $ 39     13.48%     0.91%      187%    $  3.8    88%       8.7%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Contribution to                Insider Purchases
             Institutional Information                             Charitable Found.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Benefit Plans             Initial
                                                                                           -------------
                                         Conversion                           % of                 Recog.    Mgmt.&   Dividend
Institution                       State     Date      Ticker       Form     Offering       ESOP    Plans     Dirs.     Yield
-----------                       -----     ----      ------       ----     --------       ----   -------   ------   --------
                                                                               (%)          (%)      (%)    (%)(3)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
First Niles Financial, Inc.       OH     10/27/98    FNFI          N.A.       N.A.        8.0%    4.0%      8.6%        0.00%
CNY Financial                     NY*    10/06/98    CNYF          N.A.       N.A.        8.0%    4.0%      3.0%        0.00%
IBL Bancorp, Inc.                 LA     10/01/98    Pink          N.A.       N.A.        8.0%    4.0%     18.0%        1.50%
Farnsworth Bancorp, Inc.          NJ     09/30/98    Pink          N.A.       N.A.        8.0%    4.0%     10.2%        0.00%
CGB&L Financial Group, Inc.       IL     09/23/98    Pink          N.A.       N.A.        8.0%    4.0%     22.4%        2.00%

                              Averages - Standard Conversions:     N.A.       N.A.        8.0%    4.0%     12.4%        0.70%
                               Medians - Standard Conversions:     N.A.       N.A.        8.0%    4.0%     10.2%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Pro Forma Data
                                                                 -------------------------------------------------
             Institutional Information                             Pricing Ratios(4)        Financial Charac.
------------------------------------------------------------------------------------------------------------------
                                         Conversion                        Core                                         IPO
Institution                       State     Date      Ticker      P/TB     P/E(5)    P/A      ROA    TE/A     ROE      Price
-----------                       -----     ----      ------     -----    -------   ----     -----   ----     ----     -----
                                                                  (%)       (x)      (%)      (%)     (%)     (%)       ($)
----------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
First Niles Financial, Inc.       OH     10/27/98      FNFI      65.0%     31.6x    20.0%     0.6%   30.7%    2.1%   $  10.00
CNY Financial                     NY*    10/06/98      CNYF      69.8%     17.9     19.0%     1.1%   27.2%    3.9%      10.00
IBL Bancorp, Inc.                 LA     10/01/98      Pink      65.9%      9.5      8.7%     0.9%   13.1%    6.9%      10.00
Farnsworth Bancorp, Inc.          NJ     09/30/98      Pink      72.5%     12.3      9.1%     0.7%   12.6%    5.9%      10.00
CGB&L Financial Group, Inc.       IL     09/23/98      Pink      61.8%     18.9     13.1%     0.7%   21.2%    3.3%      10.00

                          Averages - Standard Conversions:       67.0%     18.1x    14.0%     0.8%   21.0%    4.4%   $  10.00
                           Medians - Standard Conversions:       65.9%     17.9x    13.1%     0.7%   21.2%    3.9%   $  10.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Post-IPO Pricing Trends
                                                                  --------------------------------------------------------------
             Institutional Information
                                                                                                 Closing Price:
--------------------------------------------------------------------------------------------------------------------------------
                                                                    First                 After                 After
                                         Conversion                Trading       %        First        %        First        %
Institution                       State     Date      Ticker         Day       Change    Week(6)     Change    Month(7)    Change
-----------                       -----     ----      ------      ---------   --------   --------   --------  --------   --------
                                                                     ($)        (%)         ($)        (%)       ($)        (%)
---------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
First Niles Financial, Inc.       OH     10/27/98    FNFI         $11.50      15.0%      $10.75      7.5%     $11.38     13.7%
CNY Financial                     NY*    10/06/98    CNYF          10.00       0.0%        9.50     -5.0%       9.50     -5.0%
IBL Bancorp, Inc.                 LA     10/01/98    Pink          10.00       0.0%       10.00      0.0%      10.00      0.0%
Farnsworth Bancorp, Inc.          NJ     09/30/98    Pink          11.00      10.0%       10.88      8.8%      10.63      6.3%
CGB&L Financial Group, Inc.       IL     09/23/98    Pink          10.00       0.0%       10.00      0.0%      10.00      0.0%

                          Averages - Standard Conversions:        $10.50       5.0%      $10.23      2.3%     $10.30      3.0%
                           Medians - Standard Conversions:        $10.00       0.0%      $10.00      0.0%     $10.00      0.0%
--------------------------------------------------------------------------------------------------------------------------------
Note:  * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1) Non-OTS regulated thrift.                            (5) Exclude impact of special SAIF assessment on earnings.
(2) As reported in summary pages of prospectus.          (6) Latest price if offering less than one week old.
(3) As reported in prospectus.                           (7) Latest price if offering more than one week but less than one month old
(4) Does not take into account the adoption of SOP 93-6. (8) Simultaneously converted to commercial bank charter.
                                                                                                                November 10, 1998
----------------------------------------------------------------------------------------------------------------------------------

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 3
                          Market Pricing Comparatives
                        Prices As of November 10, 1998

                                            Market         Per Share Data
                                                           --------------
                                        Capitalization     Core      Book                  Pricing Ratios(3)
                                        ---------------                         ---------------------------------------
                                        Price/   Market    12-Mth    Value/
Financial Institution                  Share(1)   Value    EPS(2)    Share        P/E     P/B     P/A    P/TB   P/CORE
---------------------                  -------   -------  -------   -------     ------- ------- ------- ------- -------
                                           ($)   ($Mil)      ($)       ($)       (X)     (%)     (%)     (%)     (x)
SAIF-Insured Thrifts                     16.24   148.28     0.91     13.28      17.54   128.18   16.21  133.69   18.32
All Public Companies                     16.54   170.79     0.95     13.22      17.11   130.37   16.21  135.83   18.06
Special Selection Grouping(8)            10.38    25.12     0.44     14.86       0.00    69.70   20.28   69.70   16.75
State of NY                              19.18   467.90     1.09     14.95      17.34   122.57   17.40  128.18   19.73

Comparable Group
----------------

Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY            9.38    50.25     0.56     14.34         NM    65.41   17.81   65.41   16.75
FNFI  First Niles Financial of OH        11.38     0.00     0.32     15.38         NM    73.99   22.74   73.99      NM

                                             Dividends(4)                      Financial Characteristics(6)
                                       ------------------------   -------------------------------------------------------
                                       Amount/          Payout     Total  Equity/  NPAs/     Reported         Core
                                                                                          --------------- ---------------
Financial Institution                  Share    Yield  Ratio(5)   Assets  Assets  Assets    ROA     ROE     ROA     ROE
---------------------                  -----    ------ --------   ------  ------- ------- ------- ------- ------- -------
                                          ($)     (%)     (%)     ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)
SAIF-Insured Thrifts                     0.33   2.03   33.57      1,123   13.72    0.60    0.90    7.70    0.86    7.24
All Public Companies                     0.34   2.02   32.72      1,218   13.46    0.60    0.93    8.16    0.89    7.67
Special Selection Grouping(8)            0.00   0.00    0.00        185   28.98    1.28    0.56    1.91    0.85    2.99
State of NY                              0.36   1.65   29.27      2,746   14.34    0.62    0.80    6.68    0.95    7.09

Comparable Group
----------------

Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY           0.00   0.00    0.00        282   27.23    1.28    0.47    1.74    1.06    3.91
FNFI  First Niles Financial of OH        0.00   0.00    0.00         88   30.74      NA    0.64    2.08    0.64    2.08

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Includes Converted Last 3 Mths (no MHC);


Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
November 12, 1998
Page 7

SUMMARY OF ADJUSTMENTS
----------------------

     We have upgraded one valuation parameter since the First Update, i.e., marketing of the issue, as summarized below.

                                 Provident Bank
                             Valuation Adjustments

                                                                Previous               Current Change in
Key Valuation Parameters                                  Valuation Adjustment        Valuation Adjustment
------------------------                                  --------------------        --------------------
Financial Condition                                         Slight Downward               No Change
Profitability, Growth and Viability of Earnings             Slight Downward               No Change
Asset Growth                                                No Adjustment                 No Change
Primary Market Area                                         Slight Upward                 No Change
Dividends                                                   Slight Downward               No Change
Liquidity of the Shares                                     No Adjustment                 No Change
Marketing of the Issue                                      Significant Downward          Moderate Downward
Management                                                  No Adjustment                 No Change
Effect of Government Regul. & Reg. Reform                   No Adjustment                 No Change

     Overall, taking into account the foregoing factors, we believe that an increase in the Bank's valuation ratios on a fully converted basis are appropriate, taking into account the general increase in market prices and the moderating of the marketing of the issue valuation parameter.

VALUATION APPROACHES
--------------------

     In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Provident to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, updated information consistent with the prospectus for the effective tax rate, offering expenses, reinvestment rate and stock benefit plans utilized in the Original Appraisal did not change in this update. The pro assumptions are summarized in Exhibits 2 and 3.

     Consistent with earlier valuation reports, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach, but also incorporates a technical analysis of recently completed stock conversions, principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

     Based on the foregoing, we have concluded that the pro forma market value range of Provident's stock is subject to an increase. Therefore, as of November 12, 1998, RP Financial concluded that the pro forma market value of Provident's stock as a mutual holding company on

Board of Directors
November 12, 1998
Page 8

a fully-converted basis is equal to $72,000,000, which represents a 16 percent increase from the midpoint valuation of $62,000,000 concluded in the First Update. The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 4, and the updated pro forma calculations are detailed in Exhibits 2 and 3.

       1. P/B Approach.  Based on the updated midpoint value, Provident's pro
          ------------
forma full conversion P/TB ratio was 63.87 percent (versus the 59.48 percent midpoint valuation in the First Update). Relative to the average P/TB ratio indicated for the Peer Group of 86.70 percent (fully converted basis), Provident's updated valuation reflected a 26.3 percent discount relative to the Peer Group (versus the 29.8 percent discount applied in the First Update). At the supermaximum of the range, Provident's P/TB ratio approximates 71.88 percent.

          The updated P/TB pricing for Provident at the midpoint falls between the P/TB ratios for the two recently completed publicly-traded MHCs (full conversion basis). Further, factoring in only the MHC offering (i.e., not on a full conversion basis), Provident's P/TB pricing appears to be consistent with Sound Bancorp and West Essex Bancorp. Also, Provident's full conversion P/TB at the upper end of the range exceeds the average current P/TB for the two recent standard conversions which are publicly traded.

       2. P/E Approach.  In applying the P/E approach we considered both core
          ------------
and reported earnings, with highest confidence in the core earnings estimates. Provident's reported and core earnings for the twelve months ended September 30, 1998 equaled $4.242 million (see Table 1 in the First Update). Based on Provident's core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's reported and core P/E multiple at the updated midpoint value (full conversion) equaled 13.04 times. Comparatively, the Peer Group posted an average reported and core P/E multiple of 19.48 and
19.04 times, respectively (fully converted basis), which indicated discounts of
33.1 and 31.5 percent, respectively, in the Bank's reported and core P/E multiples. At the supermaximum of the range, the Bank's reported and core P/E ratios approximate 16.04 times.

       3. P/A Approach. At the updated midpoint value, Provident exhibited a pro
          ------------
forma P/A ratio of 9.57 percent. In comparison to the Peer Group's average P/A ratio of 19.55 percent (fully converted basis), Provident's midpoint P/A ratio indicated a smaller discount than in the First Update). At the supermaximum of the range, Provident's P/A ratio approximates 12.33 percent.

SUMMARY
-------

     Based on the foregoing, we have concluded that Provident's estimated pro forma market value should be increased from the level in the First Update. Accordingly, it is our opinion, as of November 12, 1998, the estimated aggregate pro forma market value of the offering shares in a full stock conversion, is as follows:

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 4
       MHC INSTITUTIONS -- IMPLIED PRICING RATIOS FULL CONVERSION BASIS
                      Provident Bank and the Comparables
                            As of November 10, 1998

                                             Fully Converted
                                             Implied  Value     Per Share Data
                                            -----------------   _______________
                                                      Implied    Core    Book                 Pricing Ratios(3)
                                                                                   --------------------------------------
                                             Price/   Market    12-Mth   Value/
                                            Share(1)   Val(8)   EPS(2)   Share       P/E     P/B    P/A     P/TB   P/CORE
                                            -------   -------   ------- -------    ------- ------- ------- ------  ------
                                              ($)      ($Mil)     ($)     ($)        (X)     (%)     (%)     (%)    (X)
Provident Bank
--------------
 Superrange                                 10.00     95.22     0.62     14.30      16.04   69.94   12.33   71.88   ?6.04
 Range Maximum                              10.00     82.80     0.69     15.17      14.49   65.93   10.87   67.92   14.49
 Range Midpoint                             10.00     72.00     0.77     16.17      13.04   61.86    9.57   63.87   13.04
 Range Minimum                              10.00     61.20     0.87     17.52      11.48   57.08    8.24   59.10   11.48

SAIF-Insured Thrifts(7)
-----------------------
 Averages                                   16.74    148.28     0.91     13.28      17.54  128.18   16.21  133.69   18.32
 Medians                                       --        --       --        --      16.81  116.30   14.88  120.07   17.77

All Non-MHC State of NY(7)
--------------------------
 Averages                                   17.34    332.57     1.02     16.02      17.55  103.80   13.70  115.96   19.48
 Medians                                       --        --       --        --      15.43  112.23   17.56  116.18   18.18

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
 Averages                                   14.1?    244.44     0.71     16.33      19.??   85.49   19.55   ?6.70   20.51
 Medians                                       --        --       --        --      19.04   84.05   19.29   ?5.04   19.22

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
ALLB  Alliance Bank MHC of PA (19.9)        13.63     46.61     0.?9     18.90     15.31    72.12  14.84    72.12  15.31
BCSB  BCSB Bankcorp MHC of MD (38.6)         9.75     59.89     0.52     12.45     18.75    78.31  19.59    78.31  18.75
BRKL  Brookline Bncp MHC of MA(47.0)        12.00    350.16     0.68     14.?6     17.14    80.21  35.15    80.21  17.65
FFFL  Fidelity Bcsh MHC of FL (47.9)        23.13    168.62     1.20     23.48     16.40    ?8.51  10.88   100.00  19.28
SBFL  Fingr Lakes Fin.MHC OF NY(33.1        11.00     38.50     0.43     12.65     22.45    98.96  13.24    86.96  25.58
GBNK  Gaston Fed Bncp MHC of NC(47.0        13.75     62.05     0.49     15.44     26.44    89.05  26.83    89.05  28.06
HARS  Harris Fin. MHC of PA (24.9)          16.88    650.34     0.68     16.35     20.59   103.24  22.75   106.23  24.87
JXSB  Jcksnville SB,MHC of IL (45.6)        13.38     26.48     0.51     15.99     19.11    83.68  14.71    83.68  26.24
LFED  Leeds Fed Bksr MHC of MD (36.3        14.88     82.91     0.??     17.34     17.30    85.81  23.69    85.81  17.30
LIBB  Liberty Bancorp MHC of NJ (47)         9.75     38.03     0.51     13.20     19.12    73.8?  14.31    73.86  19.12
NBCP  Niagara Bancorp of NY MHC(45.4        11.50    342.77     0.6?     14.27     24.47    81.16  21.52    81.16  18.55
NWSB  Northwest Bcrp MHC of PA (30.8        12.00    57?.22     0.66     12.09     17.91    99.26  19.78   103.18  18.18
PBHC  Pathfinder BC MHC of NY (45.2)        11.?8     33.01     0.62     14.17     16.97    83.84  15.43    91.88  19.16
PBCT  Peoples Bank, MHC of CT (41.2)        28.38   2155.23     1.32     26.86     15.02   105.66  19.95   113.38  21.50
PLSK  Pulaski SB, MHC of NJ (47.0)          11.38     24.64     0.63     15.76     18.97    72.21  12.14    72.21  18.06
SKBOD Skibo Fin Corp MHC of PA(45.0)        12.00     42.49     0.51     14.24     26.09    84.27  24.77    84.27  23.53
SFFS  Sound Bancorp MHC of NY (44.1)         9.94     51.8?     0.78     14.80     12.74    67.16  17.33    67.16  12.74
WAYN  Wayne Svgs Bks MHC of OH (48.2        21.25     53.93     0.94     19.43     21.04   109.37  18.99   109.37  22.61
WCFB  Wbstr Cty FSB MHC of IA (45.6)        17.00     39.03     0.85     18.56     20.00    91.59  33.36    91.59  20.00
WEBK  West Essex MHC of NJ (42.2)           10.00     42.07     0.42     15.73     23.81    63.57  11.77    63.57  23.81

                                                   Dividends(4)                 Financial Characteristics(6)
                                           -----------------------------   ------------------------------------------------------
                                            Amount/               Payout     Total   Equity/    NPAs/      Reported       Core
                                                                                                        ------------- -----------
                                             Share   Yield       Ratio(5)    Assets  Assets    Assets    ROA     ROE   ROA    ROE
                                           -------- -------    -----------  -------- --------  -------- ------- ----- ----- ------
                                              ($)     (%)          (%)       ($Mil)    (%)       (%)      (%)    (%)   (%)    (%)
Provident Bank
--------------
Superrange                                 0.00     0.00        0.00          772    17.63     0.84     0.77     4.36  0.77   4.36
Range Minimum                              0.00     0.00        0.00          761    16.49     0.85     0.75     4.55  0.75   4.55
Range Midpoint                             0.00     0.00        0.00          752    15.47     0.86     0.73     4.74  0.73   4.74
Range Minimum                              0.00     0.00        0.00          74?    14.43     0.87     0.72     4.97  0.72   4.97

SAIF - Insured Thrifts(7)
-------------------------
Average --                                 0.33     2.03       33.57        1,123    13.72     0.60     0.90     7.70  0.86   7.24
Medians                                      --       --          --           --       --       --       --       --    --     --

All Non-MHC State of H7(7)
--------------------------
Average --                                 0.30     1.52       26.50        2,593    13.49     0.45     0.53     5.0?  0.76   6.10
Medians                                      --       --          --           --       --       --       --       --    --     --

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
Average --                                 0.32     1.94       34.51        1,216    23.02     0.59     1.07     4.73  1.03   4.47
Medians                                      --       --          --           --       --       --       --       --    --     --

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
ALLB  Alliance Bank MHC of PA (19.9)       0.36     2.64       40.45          314    20.57     0.89     1.01     4.77  1.01   4.77
BCSB  BCSB Bankcorp MHC of MD (38.6)       0.00     0.00        0.00          306    25.02     0.34     1.05     4.18  1.05   4.1?
BRKL  Brookline Bncp MHC of MA(47.0)       0.20     1.67       29.41          996    43.82     0.33     2.26     5.88  2.19   5.71
FFFL  Fidelity Bcsh MHC of FL (47.9)       1.00     4.32         NA         1,549    11.05     0.27     0.80     6.12  0.68   5.21
SBFL  Fingr Lakes Fin.MHC OF NY(33.1       0.24     2.18       55.81          298    15.22     0.50     0.6?     3.93  0.56   3.45
GBNK  Gaston Fed Bncp MHC of NC(47.0       0.20     1.45       40.82          231    30.13     0.50     1.01     4.37  0.95   4.12
HARS  Harris Fin. MHC of PA (24.9)         0.22     1.30       32.35        2,858    22.04     0.65     1.17     5.09  0.97   4.22
JXSB  Jcksnville SB,MHC of IL (45.6)       0.30     2.24       58.82          180    17.58     0.79     0.7?     4.42  0.56   3.22
LFED  Leeds Fed Bksr MHC of MD (36.3       0.56     3.76       65.12          350    27.60     0.83     1.41     5.01  1.41   5.01
LIBB  Liberty Bancorp MHC of NJ (47)       0.00     0.00        0.00          266    19.37     0.38     0.74     3.69  0.74   3.89
NBCP  Niagara Bancorp of NY MHC(45.4       0.12     1.04       19.35        1,593    26.52     0.26     0.96     4.08  1.27   5.38
NWSB  Northwest Bcrp MHC of PA (30.8       0.16     1.33       24.24        2,928    19.93     0.52     1.22     5.64  1.20   5.56
PBHC  Pathfinder BC MHC of NY (45.2)       0.20     1.68       32.26          214    18.41     1.40     0.92     5.00  0.82   4.43
PBCT  Peoples Bank, MHC of CT (41.2)       0.92     3.24       69.70       10,803    18.88     0.59     1.44     7.26  1.01   5.07
PLSK  Pulaski SB, MHC of NJ (47.0)         0.30     2.64       47.62          203    16.82     0.62     0.66     3.87  0.69   4.06
SKBOD Skibo Fin Corp MHC of PA(45.0)       0.20     1.67       39.22          172    29.39     0.59     0.95     3.23  1.05   3.58
SFFS  Sound Bancorp MHC of NY (44.1)       0.00     0.00        0.00          299    25.80     0.52     1.36     5.27  1.36   5.27
WAYN  Wayne Svgs Bks MHC of OH (48.2       0.62     2.92       65.96          284    17.37      NA      0.91     5.26  0.85   4.?9
WCFB  Wbstr Cty FSB MHC of IA (45.6)       0.80     4.71         NA           117    36.42     0.07     1.70     4.62  1.70   4.?2
WEBK  West Essex MHC of NJ (42.2)          0.00     0.00        0.00          357    18.52     1.10     0.49     2.67  0.49   2.67

(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimated core earnings) is based on reported trailing twelve month data, adjusted to omit non-operating gains and losses (including the SAIF assessment) on a tax effected basis. Public ??C data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forms assuming a second step conversion to full stock form.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the ??C to full stock firm.

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (C) 1997 AP Financial, LC.

Board of Directors
November 12, 1998
Page 10

                           Full Conversion
                           Gross Offering      Offering
                               Amount          Shares(1)
                           ---------------     ----------
        Minimum                $61,200,000     6,120,000
        Midpoint                72,000,000     7,200,000
        Maximum                 82,800,000     8,280,000
        Supermaximum(2)         95,220,000     9,522,000

        (1)  Based on a $10.00 per share offering price.
        (2) In the event that the appraised value increases up to an additional 15 percent.

     The Board of Directors has established a public offering range such that the public ownership of the Holding Company will constitute a 47 percent ownership interest. Accordingly, the offering range to the public of the minority stock will range from $28,560,000 at the minimum, to $33,600,000 at the midpoint, $38,640,000 at the maximum and $44,436,000 at the supermaximum of the valuation range, all based on a $10.00 per share offering price. Based on the public offering range, the public ownership of the shares will represent 47 percent of the shares issued in the reorganization, with the MHC owning the majority of the shares. The pro forma valuation calculations relative to the Peer Group (fully converted basis) are shown in Table 4 and are detailed in
Exhibit 2 and Exhibit 3; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 5 and are detailed in Exhibits 4 and 5.

                                         Respectfully submitted,

                                         RP FINANCIAL, LC.

                                         /s/ Ronald S. Riggins
                                         ----------------------------
                                         Ronald S. Riggins
                                         President

                                         /s/ James P. Hennessey
                                         ----------------------------
                                         James P. Hennessey
                                         Senior Vice President

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
          (703) 528-1700
                                    Table 5
                             Public Market Pricing
                      Provident Bank and the Comparables
                            As of November 10, 1998

                                            Market      Per Share Data
                                                        ---------------
                                        Capitalization   Core    Book               Pricing Ratios(3)
                                        ---------------                 ---------------------------------------
                                        Price/   Market  12-Mth  Value/
                                       Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A    P/TB   P/CORE
                                       -------- ------- ------- ------- ------- ------- ------- ------- -------
                                           ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (X)
Provident Bank
--------------
 Superrange                               10.00   95.22   0.53    9.77   18.91  102.33   13.06  106.52   18.91
 Range Maximum                            10.00   82.80   0.59   10.62   16.81   94.14   11.44   98.23   16.81
 Range Midpoint                           10.00   72.00   0.67   11.60   14.90   86.21   10.01   90.17   14.90
 Range Minimum                            10.00   61.20   0.77   12.92   12.92   77.39    8.56   81.15   12.92

All SAIF-Insured Thrifts (7)
--------------------------
 Averages                                16.24   148.28   0.91   13.28   17.54  128.18   16.21  133.69   18.32
 Medians                                   ---     ---     ---     ---   16.81  116.30   14.88  120.07   17.77


All Non-MHC State of NY(7)
--------------------------
 Averages                                20.43   531.95   1.19   15.96   17.15  120.44   17.25  125.90   19.38
 Medians                                   ---     ---     ---     ---   15.43  112.23   17.56  116.18   18.18


Comparable Group Averages
-------------------------
 Averages                                14.17    87.37   0.50    9.13   23.73  159.83   21.29  166.29   24.78
 Medians                                   ---     ---     ---     ---   24.27  148.97   19.65  153.62   25.56


State of NY
-----------

AFED  AFSALA Bancorp, Inc. of NY(7)      17.75    23.41   0.84   14.46   23.05  122.75   13.99  122.75   21.13
ALBK  ALBANK Fin. Corp. of Albany NY(7)  63.75   853.23   3.44   29.39   18.48  216.91   20.53  270.13   18.53
ALBC  Albion Banc Corp. of Albion NY      8.25     6.20   0.48    8.37   16.18   98.57    8.37   98.57   17.19
AHCI  Ambanc Holding Co., Inc. of NY     16.00    65.68   0.55   14.64     NM   109.29   11.85  109.29   29.09
ASFC  Astoria Financial Corp. of NY      46.13  1226.74   2.97   34.25   14.24  134.69    9.65  185.11   15.53
CNYF  CNY Financial Corp of NY            9.38    50.25   0.56   14.34     NM    65.41   17.81   65.41   16.75
CNY   Carver Bancorp, Inc. of NY          9.38    21.71   0.40   15.51   20.39   60.48    5.08   62.53   23.45
CATB  Catskill Fin. Corp. of NY          13.50    58.83   0.87   15.56   15.17   86.76   18.69   86.76   15.52
DME   Dime Bancorp, Inc. of NY           26.06  2919.42   0.78   11.96   14.81  217.89   13.74  263.77     NM
DCOM  Dime Community Bancorp of NY       25.75   301.64   1.18   15.37   21.11  167.53   17.30  192.60   21.82
ESBK  Elmira Svgs Bank (The) of NY       22.00    15.99   1.75   20.57   14.86  106.95    6.88  106.95   12.57
FIBC  Financial Bancorp, Inc. of NY(7)   37.50    64.09   1.70   17.07   21.31  219.68   20.11  220.46   22.06
FFIC  Flushing Fin. Corp. of NY          16.00   181.39   0.88   12.10   18.60  132.23   15.87  137.34   18.18
GOSB  GSB Financial Corp. of NY          13.38    29.60   0.46   14.24     NM    93.96   22.43   93.96   29.09
GPT   GreenPoint Fin. Corp. of NY        36.38  3460.57   1.65   18.84   22.60  193.10   25.42     NM    22.05
HAVN  Haven Bancorp of Woodhaven NY      15.94   141.08   0.94   13.84   16.27  115.17    6.07  120.21   16.96
HRBT  Hudson River Bancorp Inc of NY     10.88   194.25   0.47   12.20   26.54   89.18   23.84   89.18   23.15
ICBC  Independence Comm Bnk Cp of NY     13.38  1017.47   0.45   12.63     NM   105.94   21.26  112.15   29.73
JSB   JSB Financial, Inc. of NY          53.88   525.81   5.26   38.94   11.51  138.37   33.63  138.37   10.24
PEEK  Peekskill Fin. Corp. of NY         13.88    39.70   0.66   15.11   21.35   91.86   19.81   91.86   21.03
QCSB  Queens County Bancorp of NY        30.00   642.57   1.16    6.91   25.42     NM    37.65     NM    25.86
RELY  Reliance Bancorp, Inc. of NY       26.25   235.83   2.07   20.65   12.56  127.12    9.46  184.60   12.68
RCBK  Richmond County Fin Corp of NY     15.31   404.55   0.73   12.48     NM   122.68   23.90  123.07   20.97
RSLN  Roslyn Bancorp, Inc. of NY         17.13   709.18   1.06   14.36   15.43  119.29   18.41  119.87   16.16
                                               Dividends(4)              Financial Characteristics(6)
                                        ----------------------- -------------------------------------------------------
                                        Amount/         Payout  Total   Equity/  NPAs/      Reported         Core
                                                                                        --------------- ---------------
                                        Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                        ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
                                           ($)     (%)     (%)  ($Mil)     (%)     (%)     (%)     (%)     (%)     (%)
Provident Bank
--------------
 Superrange                               0.00    0.00   0.00      729   12.77    0.89    0.69    5.41    0.69   5.41
 Range Maximum                            0.00    0.00   0.00      724   12.15    0.90    0.68    5.60    0.68   5.60
 Range Midpoint                           0.00    0.00   0.00      719   11.61    0.90    0.67    5.79    0.67   5.79
 Range Minimum                            0.00    0.00   0.00      715   11.06    0.91    0.66    5.99    0.66   5.99

All SAIF-Insured Thrifts (7)
--------------------------
 Averages                                 0.33    2.03  33.57    1,123   13.72    0.60    0.90    7.70    0.86   7.24
 Medians                                   ---     ---    ---      ---     ---     ---     ---     ---     ---    ---

All Non-MHC State of NY(7)
--------------------------
 Averages                                 0.40    1.72  31.38    3,084   14.34    0.62    0.81    6.85    0.97   7.31
 Medians                                   ---     ---    ---      ---     ---     ---     ---     ---     ---     ---

Comparable Group Averages
-------------------------
 Averages                                 0.32    1.94  13.09    1,079   14.25    0.59    0.84    6.54    0.79   5.92
 Medians                                   ---     ---   ---       ---     ---     ---     ---     ---     ---    ---

State of NY
-----------

AFED  AFSALA Bancorp, Inc. of NY(7)       0.28    1.58   33.33     167   11.40    0.33    0.62    5.01    0.68    5.47
ALBK  ALBANK Fin. Corp. of Albany NY(7)   0.84    1.32   24.42   4,157    9.46    0.78    1.14   12.53    1.14   12.49
ALBC  Albion Banc Corp. of Albion NY      0.12    1.45   25.00      74    8.49    0.47    0.54    6.24    0.50    5.88
AHCI  Ambanc Holding Co., Inc. of NY      0.24    1.50   43.64     554   10.84    0.61    0.34    3.00    0.42    3.75
ASFC  Astoria Financial Corp. of NY       0.80    1.73   26.94  12,713    7.16    0.37    0.80   10.43    0.74    9.56
CNYF  CNY Financial Corp of NY            0.00    0.00    0.00     282   27.23    1.28    0.47    1.74    1.06    3.91
CNY   Carver Bancorp, Inc. of NY          0.00    0.00    0.00     427    8.40     NA     0.25    3.02    0.22    2.63
CATB  Catskill Fin. Corp. of NY           0.37    2.74   42.53     315   21.55    0.20    1.29    5.56    1.26    5.43
DME   Dime Bancorp, Inc. of NY            0.20    0.77   25.64  21,243    6.31    0.97    0.93   15.56    0.41    6.90
DCOM  Dime Community Bancorp of NY        0.48    1.86   40.68   1,744   10.33    0.33    0.91    7.69    0.88    7.44
ESBK  Elmira Svgs Bank (The) of NY        0.64    2.91   36.57     233    6.43    0.75    0.47    7.39    0.55    8.73
FIBC  Financial Bancorp, Inc. of NY(7)    0.50    1.33   29.41     319    9.16     NA     0.95   10.72    0.92   10.35
FFIC  Flushing Fin. Corp. of NY           0.24    1.50   27.27   1,143   12.00    0.22    0.91    7.10    0.93    7.26
GOSB  GSB Financial Corp. of NY           0.12    0.90   26.09     132   23.87    0.07    0.49    1.84    0.83    3.13
GPT   GreenPoint Fin. Corp. of NY         0.64    1.76   38.79  13,613   13.16    2.27    1.16   11.12    1.19   11.40
HAVN  Haven Bancorp of Woodhaven NY       0.30    1.88   31.91   2,323    5.27    0.40    0.42    7.51    0.40    7.20
HRBT  Hudson River Bancorp Inc of NY      0.00    0.00    0.00     815   26.74     NA     0.90    3.36    1.03    3.85
ICBC  Independence Comm Bnk Cp of NY      0.12    0.90   26.67   4,786   20.07    0.69   -0.81   -4.22    0.68    3.58
JSB   JSB Financial, Inc. of NY           1.60    2.97   30.42   1,563   24.31     NA     2.92   12.14    3.28   13.64
PEEK  Peekskill Fin. Corp. of NY          0.36    2.59   54.55     200   21.57    0.75    0.98    4.06    1.00    4.12
QCSB  Queens County Bancorp of NY         0.80    2.67   68.97   1,707    8.67    0.44    1.54   15.23    1.52   14.97
RELY  Reliance Bancorp, Inc. of NY        0.72    2.74   34.78   2,493    7.44    0.40    0.82   10.05    0.81    9.95
RCBK  Richmond County Fin Corp of NY      0.24    1.57   32.88   1,693   19.48    0.24    0.52    2.99    1.40    8.08
RSLN  Roslyn Bancorp, Inc. of NY          0.40    2.34   37.74   3,853   15.43    0.16    1.29    7.43    1.23    7.10

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                    Table 5
                             Public Market Pricing
                      Provident Bank and the Comparables
                            As of November 10, 1998

                                                                Per Share Data
                                                 Market         ---------------
                                             Capitalization      Core    Book                 Pricing Ratios(3)
                                             ---------------                       --------------------------------------
                                             Price/   Market    12-Mth   Value/
                                            Share(1)   Value    EPS(2)   Share       P/E     P/B    P/A     P/TB   P/CORE
                                            -------   -------   ------- -------    ------- ------- ------- ------  ------
                                              ($)      ($Mil)     ($)     ($)        (X)     (%)     (%)     (%)    (X)
SFED  SFS Bancorp of Schenectady NY(7)      21.88     26.43     0.92     18.14     23.03   120.62  14.84   120.62  23.78
SKAN  Skaneateles Bancorp Inc of NY         13.75     19.90     1.00     12.96     12.73   106.10   7.33   108.44  13.75
SIB   Staten Island Bancorp of NY           19.56    882.74     0.91     15.75      NM     124.19  29.24   127.43  21.49
ROSE  T R Financial Corp. of NY             31.25    550.94     1.98     15.10     13.24   206.95  13.17   206.95  15.78
WSBI  Warwick Community Bncrp of NY         13.69     90.45     0.64     13.04      NM     104.98  22.04   104.98  21.39
YFCB  Yonkers Fin. Corp. of NY              14.00     38.16     0.99     15.17     12.84    92.29   9.50    92.29  14.14

Comparable Group
----------------

ALLB  Alliance Bank MHC of PA (19.9)        13.63      8.86     0.60      9.24     22.72   147.51  15.95   147.51  22.72
BCSB  BCSB Bankcorp MHC of MD (38.6)         9.75     23.02     0.36      7.28     27.08   133.93  21.79   133.93  27.08
BRKL  Brookline Bncp MHC of MA(47.0)        12.00    164.10     0.51      9.47     22.64   126.72  41.80   126.72  23.53
FFFL  Fidelity Bcsh MHC of FL (47.9)        23.13     75.40     0.92     13.28     20.11   174.17  10.71   179.30  25.14
SBFL  Fingr Lakes Fin.MHC OF NY(33.1        11.00     12.98     0.23      6.28      NM     175.16  14.26   175.16    NM
GBNK  Gaston Fed Bncp MHC of NC(47.0        13.75     29.05     0.30      9.14      NM     150.44  30.51   150.44    NM
HARS  Harris Fin. MHC of PA (24.9)          16.88    142.50     0.38      5.65      NM     298.76  23.70   329.04    NM
JXSB  Jcksnville SB,MHC of IL (45.6)        13.38     11.63     0.30      9.41     26.76   142.19  15.35   142.19    NM
LFED  Leeds Fed Bksr MHC of MD (36.3        14.88     28.02     0.64      9.49     23.25   156.80  25.54   156.80  23.25
LIBB  Liberty Bancorp MHC of NJ (47)         9.75     17.88     0.37      8.76     26.35   111.30  15.31   111.30  26.35
NBCP  Niagara Bancorp of NY MHC(45.4        11.50    155.27     0.45      8.76      NM     131.28  23.91   131.28  25.56
NWSB  Northwest Bcrp MHC of PA (30.8        12.00    173.26     0.44      4.65     26.67   258.06  21.95   287.08  27.27
PBHC  Pathfinder BC MHC of NY (45.2)        11.88     15.19     0.45      8.61     22.42   137.98  16.41   161.63  26.40
PBCT  Peoples Bank, MHC of CT (41.2)        28.38    784.22     1.00     13.36     16.99   212.43  18.93   253.62  28.38
PLSK  Pulaski SB, MHC of NJ (47.0)          11.38     11.27     0.48     10.68     25.29   106.55  12.54   106.55  23.71
SKBOD Skibo Fin Corp MHC of PA(45.0)        12.00     12.42     0.29      7.09      NM     169.25  28.44   169.25    NM
SFFS  Sound Bancorp MHC of NY (44.1)         9.94     22.85     0.63     10.02     15.78    99.20  18.90    99.20  15.78
WAYN  Wayne Svgs Bks MHC of OH (48.2        21.25     25.44     0.66      9.94     29.11   213.78  20.37   213.78    NM
WCFB  Wbstr Cty FSB MHC of IA (45.6)        17.00     16.35     0.63     10.75     26.98   158.14  37.01   158.14  26.98
WEBK  West Essex MHC of NJ (42.2)           10.00     17.73     0.27     10.76      NM      92.94  12.48    92.94    NM

                                                   Dividends(4)                 Financial Characteristics(6)
                                           -----------------------------   ------------------------------------------------------
                                            Amount/               Payout     Total   Equity/    NPAs/      Reported       Core
                                                                                                        ------------- -----------
                                             Share   Yield       Ratio(5)    Assets  Assets    Assets    ROA     ROE   ROA    ROE
                                           -------- -------    -----------  -------- --------  -------- ------- ----- ----- ------
                                              ($)     (%)          (%)       ($Mil)    (%)       (%)      (%)    (%)   (%)    (%)
SFED  SFS Bancorp of Schenectady NY(7)     0.32     1.46       34.78          178    12.30      NA      0.66     5.30  0.64   5.13
SKAN  Skaneateles Bancorp Inc of NY        0.28     2.04       28.00          272     6.91     1.58     0.60     8.67  0.56   8.03
SIB   Staten Island Bancorp of NY          0.32     1.64       35.16        3,019    23.55     0.53     1.02     5.10  1.65   8.29
ROSE  T R Financial Corp. of NY            0.88     2.82       44.44        4,183     6.36     0.49     1.05    16.77  0.88  14.07
WSBI  Warwick Community Bncrp of NY        0.16     1.17       25.00          410    20.99     0.69     0.32     1.46  1.08   4.93
YFCB  Yonkers Fin. Corp. of NY             0.32     2.29       32.32          402    10.30     0.28     0.89     6.80  0.80   6.18

Comparable Group
----------------

ALLB  Alliance Bank MHC of PA (19.9)       0.36     2.64       11.91          280    10.81     0.89     0.73     6.67  0.73   6.67
BCSB  BCSB Bankcorp MHC of MD (38.6)       0.00     0.00        0.00          274    16.27     0.34     0.80     4.95  0.80   4.95
BRKL  Brookline Bncp MHC of MA(47.0)       0.20     1.67       18.43          835    32.99     0.33     2.07     8.28  2.00   7.97
FFFL  Fidelity Bcsh MHC of FL (47.9)       1.00     4.32         NM         1,468     6.15     0.27     0.65     8.98  0.52   7.18
SBFL  Fingr Lakes Fin.MHC OF NY(33.1       0.24     2.18         NM           275     8.14     0.50     0.41     4.75  0.33   3.76
GBNK  Gaston Fed Bncp MHC of NC(47.0       0.20     1.45       31.32          203    20.28     0.50     0.73     5.92  0.66   5.39
HARS  Harris Fin. MHC of PA (24.9)         0.22     1.30       14.38        2,421     7.93     0.65     0.80     9.83  0.57   7.05
JXSB  Jcksnville SB,MHC of IL (45.6)       0.30     2.24         NM           166    10.80     0.79     0.57     5.41  0.34   3.24
LFED  Leeds Fed Bksr MHC of MD (36.3       0.56     3.76         NM           303    16.29     0.83     1.13     6.89  1.13   6.89
LIBB  Liberty Bancorp MHC of NJ (47)       0.00     0.00        0.00          248    13.75     0.38     0.57     4.26  0.57   4.26
NBCP  Niagara Bancorp of NY MHC(45.4       0.12     1.04       12.10        1,431    18.22     0.26     0.69     4.92  1.04   7.38
NWSB  Northwest Bcrp MHC of PA (30.8       0.16     1.33       11.20        2,563     8.50     0.52     0.92    10.14  0.90   9.91
PBHC  Pathfinder BC MHC of NY (45.2)       0.20     1.68       20.78          198    11.89     1.40     0.74     6.28  0.63   5.33
PBCT  Peoples Bank, MHC of CT (41.2)       0.92     3.24         NM         9,619     8.91     0.59     1.22    13.50  0.73   8.08
PLSK  Pulaski SB, MHC of NJ (47.0)         0.30     2.64       29.35          191    11.77     0.62     0.51     4.32  0.54   4.61
SKBOD Skibo Fin Corp MHC of PA(45.0)       0.20     1.67       20.69          146    16.80     0.59     0.57     3.38  0.68   4.08
SFFS  Sound Bancorp MHC of NY (44.1)       0.00     0.00        0.00          274    19.05     0.52     1.20     6.29  1.20   6.29
WAYN  Wayne Svgs Bks MHC of OH (48.2       0.62     2.92         NM           259     9.53      NA      0.71     7.52  0.64   6.80
WCFB  Wbstr Cty FSB MHC of IA (45.6)       0.80     4.71         NM            97    23.41     0.07     1.40     5.95  1.40   5.95
WEBK  West Essex MHC of NJ (42.2)          0.00     0.00        0.00          336    13.43     1.10     0.34     2.51  0.34   2.51

(1) Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, Inc.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (C) 1997 AP Financial, LC.

                                   EXHIBITS

                               LIST OF EXHIBITS

Exhibit
Number              Description
-------             -----------

  1       Stock Prices:  As of November 10, 1998

  2       Pro Forma Analysis Sheet:  Fully Converted Basis

  3       Pro Forma Effect of Conversion Proceeds:  Fully Converted Basis

  4       Pro Forma Analysis Sheet:  Minority Stock Offering

  5       Pro Forma Effects:  Minority Stock Offering

  6       Firm Qualifications Statement

                                   EXHIBIT 1

                                 Stock Prices
                            As of November 10, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                     Exhibit 1A
                                                                           Weekly Thrift Market Line - Part One
                                                                              Prices As Of November 10, 1998

                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                            Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                            ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                   ($)    (000)   ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------

SAIF-Insured Thrifts(276)                        16.41   7,733     155.1      22.91   13.73   16.48   -0.19   -7.80   -15.13
NYSE Traded Companies(7)                         30.00  42,346   1,471.6      44.18   22.62   30.61    0.54  -20.02   -25.08
AMEX Traded Companies(22)                        14.37   3,367      46.1      20.86   12.51   14.45   -0.32  -12.60   -19.77
NASDAQ Listed OTC Companies(247)                 16.23   7,203     129.9      22.53   13.60   16.29   -0.20   -7.04   -14.45
California Companies(17)                         20.81  14,436     508.3      30.40   16.52   21.32   -2.85  -19.10   -23.66
Florida Companies(5)                             12.30  30,056     372.4      20.58    8.56   11.74    3.98  -23.82   -29.94
Mid-Atlantic Companies(53)                       16.11  11,387     179.1      23.26   13.28   16.25   -0.43   -9.43   -17.04
Mid-West Companies(131)                          16.12   5,635     110.6      22.01   13.84   16.12    0.20   -6.62   -14.01
New England Companies(7)                         17.39   8,258     192.1      25.05   13.19   17.86   -2.11  -12.87   -17.54
North-West Companies(11)                         17.16  11,371     239.7      22.62   13.86   17.39   -1.12   -1.25    -4.43
South-East Companies(41)                         16.54   4,622      98.3      23.01   13.70   16.61   -0.23   -3.44   -12.10
South-West Companies(6)                          13.11   2,743      43.0      19.23   11.80   13.06    0.40  -12.06   -24.54
Western Companies (Excl CA)(5)                   16.38   2,133      37.8      22.05   14.44   16.25    0.60   -6.56   -18.23
Thrift Strategy(235)                             15.93   5,160      91.5      22.08   13.53   15.98   -0.09   -7.46   -14.46
Mortgage Banker Strategy(24)                     20.44  22,735     573.2      29.06   16.01   20.72   -0.65   -7.94   -19.13
Real Estate Strategy(7)                          16.34   8,453     106.8      24.59   13.62   16.57   -3.43   -9.29   -13.41
Diversified Strategy(7)                          19.57  48,273   1,065.4      28.45   13.19   19.53    1.37  -16.70   -24.06
Retail Banking Strategy(3)                       16.63   5,223     102.1      25.69   13.85   16.63    0.85  -10.83   -23.82
Companies Issuing Dividends(232)                 16.98   7,729     164.4      23.51   14.27   17.07   -0.26   -7.47   -14.99
Companies Without Dividends(44)                  13.17   7,754     102.4      19.51   10.67   13.14    0.18   -9.73   -15.93
Equity/Assets ++6%(16)                           16.37  20,211     336.7      24.99   11.98   16.55   -1.10  -17.42   -24.33
Equity/Assets 6-12%(124)                         17.71   8,552     210.2      24.96   14.58   17.88   -0.70   -7.66   -17.11
Equity/Assets ++12%(136)                         15.24   5,495      83.6      20.80   13.17   15.21    0.38   -6.74   -12.20
Converted Last 3 Mths (no MHC)(1)                11.38   1,754       0.0      11.63   10.75   11.63   -2.15    0.00     0.00
Actively Traded Companies(28)                    23.60  29,804     785.2      32.49   18.84   23.90   -0.59   -8.70   -18.10
Market Value Below $20 Million(63)               12.44   1,203      13.7      17.78   11.02   12.39    0.65  -14.45   -20.00
Holding Company Structure(248)                   16.71   7,658     159.2      23.32   13.99   16.77   -0.15   -8.14   -15.16
Assets Over $1 Billion(55)                       20.28  25,967     573.4      28.74   15.44   20.63   -1.32   -8.06   -16.28
Assets $500 Million-$1 Billion(37)               18.19   5,662      95.3      25.12   14.92   18.19   -0.13   -8.06   -15.87
Assets $250-$500 Million(63)                     16.69   3,684      57.1      22.82   14.28   16.72   -0.21   -2.97   -10.36
Assets less than $250 Million(121)               13.93   1,703      22.9      19.55   12.31   13.91    0.34   -9.91   -16.64
Goodwill Companies(112)                          17.18  13,974     262.3      24.40   13.83   17.29   -0.43   -8.43   -16.49
Non-Goodwill Companies(161)                      15.86   3,451      82.2      21.87   13.64   15.90    0.02   -7.47   -14.14
Acquirors of FSLIC Cases(7)                      32.44  33,613   1,441.8      43.53   26.84   33.29   -0.82   -9.76   -16.09

                                                         Current Per Share Financials
                                                   ----------------------------------------
                                                                            Tangible
                                                   Trailing  12 Mo.   Book    Book
                                                    12 Mo.   Core    Value/  Value/  Assets/
                                                    EPS(3)   EPS(3)  Share  Share(4) Share
                                                   -------- ------- ------- ------- -------
                                                       ($)     ($)     ($)     ($)     ($)
SAIF-Insured Thrifts(276)                            0.99    0.94   13.57   13.11   123.34
NYSE Traded Companies(7)                             2.09    1.80   19.18   18.53   242.79
AMEX Traded Companies(22)                            0.83    0.80   14.50   14.20   118.98
NASDAQ Listed OTC Companies(247)                     0.98    0.93   13.34   12.87   120.57
California Companies(17)                             1.63    1.48   17.06   16.32   235.48
Florida Companies(5)                                 0.66    0.45    9.41    8.62   103.68
Mid-Atlantic Companies(53)                           1.08    1.02   13.13   12.38   140.88
Mid-West Companies(131)                              0.90    0.87   13.47   13.16   109.30
New England Companies(7)                             1.26    1.13   13.94   13.33   187.82
North-West Companies(11)                             0.99    0.92   13.26   12.06   104.14
South-East Companies(41)                             0.95    0.90   13.42   13.21    96.56
South-West Companies(6)                              0.96    0.93   12.74   12.34   157.37
Western Companies (Excl CA)(5)                       0.96    0.94   16.05   15.22   103.87
Thrift Strategy(235)                                 0.94    0.90   13.71   13.33   114.91
Mortgage Banker Strategy(24)                         1.23    1.18   13.55   12.10   185.99
Real Estate Strategy(7)                              1.47    1.34   12.12   11.73   169.68
Diversified Strategy(7)                              0.98    0.67   10.32    9.95   124.95
Retail Banking Strategy(3)                           2.95    2.35   14.38   13.24   212.83
Companies Issuing Dividends(232)                     1.05    0.98   13.82   13.35   122.39
Companies Without Dividends(44)                      0.70    0.70   12.16   11.74   128.70
Equity/Assets ++6%(16)                               1.26    1.25   11.02    9.86   231.87
Equity/Assets 6-12%(124)                             1.17    1.06   13.20   12.46   155.57
Equity/Assets ++12%(136)                             0.80    0.79   14.22   14.07    81.17
Converted Last 3 Mths (no MHC)(1)                    0.32    0.32   15.38   15.38    50.04
Actively Traded Companies(28)                        1.51    1.57   14.98   13.89   189.58
Market Value Below $20 Million(63)                   0.75    0.69   12.70   12.59    94.11
Holding Company Structure(248)                       1.00    0.95   13.78   13.29   124.37
Assets Over $1 Billion(55)                           1.33    1.28   13.85   12.56   184.93
Assets $500 Million-$1 Billion(37)                   1.09    1.02   13.57   12.96   140.05
Assets $250-$500 Million(63)                         1.06    0.99   14.11   13.72   123.70
Assets less than $250 Million(121)                   0.78    0.73   13.20   13.12    89.26
Goodwill Companies(112)                              1.08    1.02   13.32   12.19   145.78
Non-Goodwill Companies(161)                          0.93    0.89   13.81   13.81   108.61
Acquirors of FSLIC Cases(7)                          2.97    2.83   21.52   20.53   252.04

(1) Average of high/low or bid/ask price per share
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

        ++  Greater than sign

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit 1A (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of November 10, 1998

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                    Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                              ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(56)                       18.17  12,242   283.0        25.03   14.25   18.35   -1.03   -6.38   -16.08
NYSE Traded Companies(5)                      32.05  52,915 1,570.1        38.25   24.35   32.21   -0.74   22.06     1.87
AMEX Traded Companies(5)                      15.53   2,453    40.3        23.20   13.05   15.68   -0.85  -14.85   -17.63
NASDAQ Listed OTC Companies(46)               16.80   8,476   155.6        23.65   13.16   16.99   -1.08   -8.81   -18.09
California Companies(1)                       16.31   7,610   124.1        24.00    9.00   16.44   -0.79  -17.42   -15.27
Mid-Atlantic Companies(21)                    20.48  21,457   565.8        26.50   15.31   20.79   -1.99    1.27   -12.76
New England Companies(29)                     17.72   7,289   127.9        24.96   14.19   17.86   -0.80   -6.33   -14.45
North-West Companies(2)                       13.13   5,865    78.0        19.13   12.22   13.22   -0.77  -25.31   -27.48
South-East Companies(3)                       11.46   2,611    25.7        20.67   11.08   11.21    2.86  -38.85   -44.01
Thrift Strategy(44)                           18.22   8,308   207.9        24.88   14.38   18.39   -0.93   -5.61   -14.89
Mortgage Banker Strategy(6)                   19.70  28,158   661.2        27.80   15.58   19.92   -1.14   -9.09   -22.28
Real Estate Strategy(2)                       12.69   7,761    97.9        19.19    8.88   12.82   -1.10  -13.41   -18.25
Diversified Strategy(4)                       18.02  35,860   650.9        25.50   13.44   18.44   -2.04   -6.44   -18.24
Companies Issuing Dividends(48)               19.12  13,790   325.7        26.17   14.99   19.31   -0.94   -6.13   -16.45
Companies Without Dividends(8)                13.05   3,926    53.5        18.93   10.24   13.21   -1.48   -7.72   -14.13
Equity/Assets + 6%(3)                         16.69   5,981   102.3        24.13   12.83   17.02   -2.06    3.94   -16.42
Equity/Assets 6-12%(35)                       18.69  11,846   256.3        25.64   14.44   18.88   -0.96   -7.68   -15.19
Equity/Assets ++ 12%(18)                      17.48  14,071   363.6        24.08   14.15   17.62   -0.97   -5.82   -17.66
Converted Last 3 Mths (no MHC)(1)              9.38   5,357    50.2        10.25    8.88    9.50   -1.26   -6.20    -6.20
Actively Traded Companies(14)                 22.70  20,220   465.3        30.78   18.25   22.88   -0.83   -5.98   -15.66
Market Value Below $20 Million(6)             12.65   1,451    16.4        20.80   10.51   12.44    2.03  -20.01   -31.99
Holding Company Structure(43)                 18.13   9,624   192.8        24.78   14.27   18.29   -0.83   -4.39   -14.73
Assets Over $1 Billion(16)                    25.06  33,062   840.6        31.80   18.26   25.33   -1.18    5.05    -7.19
Assets $500 Million-$1 Billion(11)            19.92   5,781    96.0        27.17   15.72   20.14   -1.03   -7.19   -15.58
Assets $250-$500 Million(15)                  14.43   3,890    51.9        20.79   12.23   14.66   -1.76   -9.26   -17.29
Assets less than $250 Million(14)             13.52   1,981    23.4        20.81   11.13   13.54   -0.12  -15.27   -24.70
Goodwill Companies(28)                        18.68  19,691   468.6        26.17   14.21   18.90   -1.32   -5.23   -16.91
Non-Goodwill Companies(28)                    17.72   5,622   118.0        24.03   14.29   17.86   -0.76   -7.39   -15.35

                                                                  Current Per Share Financials
                                                             ----------------------------------------
                                                                                     Tangible
                                                            Trailing  12 Mo.   Book    Book
                                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                                        EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                                       -------- ------- ------- ------- -------
                                                                ($)     ($)     ($)     ($)     ($)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(56)                                      1.25    1.20    13.10   12.55   124.73
NYSE Traded Companies(5)                                     1.93    1.93    21.83   19.18   134.82
AMEX Traded Companies(5)                                     1.23    1.16    12.68   12.32   114.56
NASDAQ Listed OTC Companies(46)                              1.17    1.11    12.09   11.77   124.73
California Companies(1)                                      1.81    1.81    14.00   13.97   134.21
Mid-Atlantic Companies(21)                                   1.16    1.20    14.65   13.81   123.89
New England Companies(29)                                    1.37    1.22    12.42   11.98   133.12
North-West Companies(2)                                      1.17    1.08     9.82    9.82    93.47
South-East Companies(3)                                      0.63    0.87    11.04   10.85    74.90
Thrift Strategy(44)                                          1.21    1.18    13.72   13.25   122.17
Mortgage Banker Strategy(6)                                  1.52    1.25    11.89   11.18   147.61
Real Estate Strategy(2)                                      1.29    1.27     9.57    9.56    91.37
Diversified Strategy(4)                                      1.20    1.22     9.56    7.98   135.28
Companies Issuing Dividends(48)                              1.30    1.23    13.25   12.60   131.22
Companies Without Dividends(8)                               1.00    1.01    12.31   12.30    89.82
Equity/Assets + 6%(3)                                        1.39    0.98     7.77    7.62   164.50
Equity/Assets 6-12%(35)                                      1.35    1.23    12.36   11.85   143.87
Equity/Assets ++ 12%(18)                                     1.03    1.17    15.39   14.70    82.80
Converted Last 3 Mths (no MHC)(1)                            0.25    0.56    14.34   14.34    52.66
Actively Traded Companies(14)                                1.86    1.68    15.33   14.57   155.08
Market Value Below $20 Million(6)                            0.94    0.97    11.50   11.24   147.22
Holding Company Structure(43)                                1.20    1.19    13.27   12.94   119.18
Assets Over $1 Billion(16)                                   1.64    1.60    14.76   13.36   140.30
Assets $500 Million-$1 Billion(11)                           1.49    1.25    13.88   13.63   156.56
Assets $250-$500 Million(15)                                 1.07    1.03    12.10   11.89   106.56
Assets less than $250 Million(14)                            0.87    0.90    11.87   11.73   108.01
Goodwill Companies(28)                                       1.31    1.18    13.05   11.88   139.98
Non-Goodwill Companies(28)                                   1.19    1.21    13.14   13.14   111.17

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

**  Greater than sign

 Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

+    Less than sign
++   Greater than sign

Copyright (c) 1997 by Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit 1A (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of November 10, 1998

                                     Market Capitalization                           Price Change Data
                                     ------------------------          ---------------------------------------------------
                                              Shares  Market                52 Week (1)               % Change From
                                                                       ----------------            -----------------------
                                     Price/   Outst-  Capital-                             Last     Last  52 Wks   Dec 31,
Financial Institution                Share(1) anding  ization(9)        High       Low     Week     Week  Ago(2)   1997(2)
---------------------                -------  ------- -------          -------  -------   ------- ------- ------- --------
                                       ($)     (000)   ($Mil)             ($)     ($)       ($)     (%)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)             13.63     9,693   46.6            21.23    10.88     13.76   -1.06   -13.27  -14.02
BIF-Insured Thrifts(3)               17.25    32,213  318.2            28.09    12.52     16.88    3.72   -12.14  -16.97
NASDAQ Listed OTC Companies(23)      14.17    13,071   87.4            22.26    11.12     14.22   -0.34   -13.10  -14.46
Florida Companies(2)                 23.13     6,802   75.4            35.38    18.75     23.00    0.57   -20.24  -28.83
Mid-Atlantic Companies(13)           11.89    11,567   49.3            19.64     9.38     11.88    0.14   -16.57  -17.32
Mid-West Companies(5)                17.21     2,170   17.8            25.75    14.25     17.17    0.33   -22.54  -22.50
New England Companies(2)             20.19    46,621  474.2            29.56    14.54     20.57   -2.70     1.88   -2.66
South-East Companies(1)              13.75     4,497   29.1            18.06    10.00     14.44   -4.78    37.50   37.50
Thrift Strategy(21)                  13.23     9,071   45.6            20.90    10.68     13.29   -0.40   -13.10  -13.82
Mortgage Banker Strategy(1)          16.88    33,992  142.5            27.88    11.00     16.75    0.78    -9.97  -15.09
Diversified Strategy(1)              28.38    64,147  784.2            41.13    19.19     28.50   -0.42   -16.23  -25.32
Companies Issuing Dividends(19)      15.25    15,125  104.1            25.04    11.82     15.29   -0.16   -16.02  -17.73
Companies Without Dividends(4)        9.86     4,857   20.4            11.15     8.35      9.97   -1.09    -1.40   -1.40
Equity/Assets 6-12%(12)              16.29    16,789  126.1            28.83    12.97     16.20    0.81   -27.71  -30.56
Equity/Assets >12%(11)               12.06     9,354   48.7            15.69     9.28     12.25   -1.49     1.51    1.63
Holding Company Structure(5)         12.86     8,818   47.3            18.99    10.23     12.63    2.19    -9.52   -9.62
Assets Over $1 Billion(5)            18.38    36,312  266.1            27.88    13.29     18.33    0.39   -10.52  -13.86
Assets $500 Million-$1 Billion(3)    12.00    29,095  164.1            17.98     9.88     12.63   -4.99    20.00   20.00
Assets $250-$500 Million(7)          12.92     4,293   19.8            21.45    10.92     13.07   -1.36   -19.71  -20.19
Assets less than $250 Million(8)     12.73     2,959   16.3            19.66     9.97     12.67    0.81   -13.05  -14.08
Goodwill Companies(8)                16.00    23,551  175.9            24.47    12.21     15.88    1.10   -15.04  -18.20
Non-Goodwill Companies(14)           13.46     7,613   41.1            21.98    10.71     13.61   -1.16   -13.01  -13.44
MHC Institutions(23)                 14.17    13,071   87.4            22.26    11.12     14.22   -0.34   -13.10  -14.46
MHC Converted Last 3 Months(2)        9.97     4,705   20.3            10.13     8.46     10.00   -0.30    -0.30   -0.30

                                                                Current Per Share Financials
                                                        ----------------------------------------------------
                                                                                         Tangible
                                                          Trailing    12 Mo.     Book      Book
                                                            12 Mo.    Core      Value/    Value/    Assets/
Financial Institution                                       EPS(3)    EPS(3)    Share    Share(4)    Share
---------------------                                   ----------  --------   -------- ---------   --------
                                                            ($)        ($)        ($)      ($)         ($)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                                0.51        0.47        8.93     8.85        73.41
BIF-Insured Thrifts(3)                                  0.83        0.63       10.24     9.10        90.15
NASDAQ Listed OTC Companies(23)                         0.56        0.50        9.13     8.89        75.92
Florida Companies(2)                                    1.15        0.92       13.28    12.90       215.87
Mid-Atlantic Companies(13)                              0.44        0.43        8.25     8.08        64.72
Mid-West Companies(5)                                   0.62        0.53       10.03    10.03        79.13
New England Companies(2)                                1.10        0.76       11.42    10.33        89.34
South-East Companies(1)                                 0.33        0.30        9.14     9.14        45.06
Thrift Strategy(21)                                     0.50        0.47        9.09     8.97        72.07
Mortgage Banker Strategy(1)                             0.53        0.38        5.65     5.13        71.21
Diversified Strategy(1)                                 1.67        1.00       13.36    11.19       149.96
Companies Issuing Dividends(19)                         0.60        0.52        9.11     8.81        79.83
Companies Without Dividends(4)                          0.41        0.41        9.20     9.20        60.29
Equity/Assets 6-12%(12)                                 0.69        0.55        9.11     8.63       100.90
Equity/Assets >12%(11)                                  0.43        0.45        9.15     9.15        50.94
Holding Company Structure(5)                            0.51        0.51        9.22     8.97        68.21
Assets Over $1 Billion(5)                               0.82        0.64        9.14     8.43       107.96
Assets $500 Million-$1 Billion(3)                       0.53        0.51        9.47     9.47        28.71
Assets $250-$500 Million(7)                             0.50        0.48        9.00     9.00        71.81
Assets less than $250 Million(8)                        0.44        0.40        9.21     9.03        63.89
Goodwill Companies(8)                                   0.71        0.55        9.08     8.40        98.43
Non-Goodwill Companies(14)                              0.47        0.46        9.08     9.08        64.73
MHC Institutions(23)                                    0.56        0.50        9.13     8.89        75.92
MHC Converted Last 3 Months(2)                          0.45        0.45       10.39    10.39        66.37

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit 1A (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of November 10, 1998

                                           Market Capitalization                      Price Change Data
                                          -----------------------      -----------------------------------------------
                                                   Shares  Market          52 Week (1)              % Change From
                                                                       ---------------         -----------------------
                                           Price/  Outst- Capital-                       Last     Last 52 Wks   Dec 31,
Financial Institution                     Share(1) anding ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                     ------- ------- -------      ------- ------- ------- ------- -------  --------
                                             ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*              24.38   2,535    61.8        32.63   19.25   24.38    0.00   21.90    21.90
CFB   Commercial Federal Corp. of NE        22.94  60,391 1,385.4        38.19   19.63   23.19   -1.08  -28.13   -35.49
DME   Dime Bancorp, Inc. of NY*             26.06 112,027 2,919.4        32.69   18.19   26.81   -2.80    8.58   -13.85
DSL   Downey Financial Corp. of CA          24.88  28,132   699.9        35.00   17.75   25.63   -2.93   -3.45    -8.12
FED   FirstFed Fin. Corp. of CA             17.50  21,188   370.8        26.94   14.13   18.44   -5.10   -3.10    -9.70
GSB   Golden State Bancorp of CA(8)         19.06 128,549 2,450.1        21.75   11.94   19.50   -2.26    N.A.     N.A.
GDW   Golden West Fin. Corp. of CA          90.69  57,172 5,184.9       114.25   72.38   94.69   -4.22    4.99    -7.28
GPT   GreenPoint Fin. Corp. of NY*          36.38  95,123 3,460.6        42.63   25.19   36.81   -1.17    4.87     0.28
JSB   JSB Financial, Inc. of NY*            53.88   9,759   525.8        59.69   45.00   53.38    0.94   11.95     7.63
OCN   Ocwen Financial Corp. of FL           16.13  60,794   980.6        30.38    6.00   13.75   17.31  -34.99   -36.60
SIB   Staten Island Bancorp of NY*          19.56  45,130   882.7        23.63   14.13   19.69   -0.66   63.00    -6.59
WES   Westcorp Inc. of Orange CA             7.88  26,397   208.0        20.31    5.81    7.94   -0.76  -55.46   -53.32

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA        18.19   2,279    41.5        25.63   15.00   18.19    0.00  -23.02   -22.20
ANE   Alliance Bncp of New Eng of CT*       12.63   2,292    28.9        16.08    9.13   12.88   -1.94   11.47    14.82
BKC   American Bank of Waterbury CT*        21.50   4,703   101.1        32.56   17.88   22.00   -2.27   -6.76   -11.81
BFD   BostonFed Bancorp of MA               18.75   5,368   100.7        24.88   14.00   18.63    0.64  -10.71   -14.31
CNY   Carver Bancorp, Inc. of NY             9.38   2,314    21.7        17.13    8.50    9.25    1.41  -28.56   -42.28
CBK   Citizens First Fin.Corp. of IL        15.75   2,526    39.8        22.38   14.00   15.06    4.58  -12.50   -22.22
EFC   EFC Bancorp Inc of IL                 11.00   7,491    82.4        14.94    9.06   11.19   -1.70   10.00    10.00
EBI   Equality Bancorp, Inc. of MO          11.75   2,520    29.6        16.00   11.63   11.94   -1.59   17.50   -18.97
ESX   Essex Bancorp of Norfolk VA(8)         1.81   1,059     1.9         6.00    1.38    1.88   -3.72  -65.52   -54.06
FCB   Falmouth Bancorp, Inc. of MA*         15.38   1,402    21.6        23.88   13.00   15.50   -0.77  -22.13   -24.98
FAB   FirstFed America Bancorp of MA        14.88   7,858   116.9        23.25   10.75   15.00   -0.80  -26.52   -31.99
GAF   GA Financial Corp. of PA              15.63   7,143   111.6        22.25   11.38   16.00   -2.31  -19.60   -17.21
HBS   Haywood Bancshares, Inc. of NC*       17.38   1,250    21.7        24.00   17.25   17.25    0.75  -15.47   -22.76
KNK   Kankakee Bancorp, Inc. of IL          25.63   1,373    35.2        37.75   24.25   26.00   -1.42  -18.97   -32.11
KYF   Kentucky First Bancorp of KY          13.13   1,241    16.3        15.88   12.13   13.00    1.00   -3.67   -12.12
NBN   Northeast Bancorp of ME*              10.75   2,618    28.1        19.50    8.00   10.75    0.00  -41.35   -43.42
NEP   Northeast PA Fin. Corp of PA          12.69   6,427    81.6        16.00    8.94   12.50    1.52   26.90    26.90
PDB   Piedmont Bancorp, Inc. of NC           9.13   2,688    24.5        11.38    9.00    9.06    0.77  -15.07   -16.08
SSB   Scotland Bancorp, Inc. of NC(8)       11.25   1,914    21.5        11.25    8.13   11.25    0.00    2.27    13.18
SZB   SouthFirst Bancshares of AL           16.00     967    15.5        22.75   14.88   16.00    0.00  -13.51   -29.67
SRN   Southern Banc Company of AL           12.50   1,230    15.4        19.13   12.38   12.75   -1.96  -25.95   -29.58
SSM   Stone Street Bancorp of NC            15.38   1,843    28.3        22.50   14.00   15.38    0.00  -20.64   -30.69
TSH   Teche Holding Company of LA           14.75   3,095    45.7        23.13   13.13   14.75    0.00  -27.16   -35.16
FTF   Texarkana Fst. Fin. Corp of AR        23.00   1,676    38.5        30.63   20.00   23.00    0.00   -9.80    -8.00
THR   Three Rivers Fin. Corp. of MI         14.50     862    12.5        21.36   13.64   14.63   -0.89  -22.21   -26.66
WSB   Washington SB, FSB of MD               4.50   4,424    19.9         9.50    3.75    4.25    5.88  -37.93   -50.33
WFI   Winton Financial Corp. of OH          10.94   4,014    43.9        20.63    9.81   12.38  -11.63    9.40     7.36

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)        38.75   1,096    42.5        45.50   22.22   38.75    0.00   74.39    32.30
FBER  1st Bergen Bancorp of NJ(8)           22.69   2,585    58.7        22.69   14.50   22.50    0.84   23.45    18.61
AFED  AFSALA Bancorp, Inc. of NY(8)         17.75   1,319    23.4        20.75   12.25   17.75    0.00   -5.33    -7.79
ALBK  ALBANK Fin. Corp. of Albany NY(8)     63.75  13,384   853.2        74.63   40.94   65.50   -2.67   47.81    23.93
AMFC  AMB Financial Corp. of IN             13.88     870    12.1        19.38   11.13   14.00   -0.86  -15.26   -12.59
ASBP  ASB Financial Corp. of OH             10.88   1,655    18.0        16.75    9.81   11.88   -8.42  -18.68   -17.89
ABBK  Abington Bancorp of MA*               15.75   3,532    55.6        22.25   12.50   15.75    0.00  -11.27   -25.00
AABC  Access Anytime Bancorp of NM           7.50   1,228     9.2        13.00    6.63    7.50    0.00  -20.55   -31.82
                                             Current Per Share Financials
                                       ----------------------------------------
                                                                 Tangible
                                        Trailing  12 Mo.   Book    Book
                                         12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                    EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                   -------- ------- ------- ------- -------
                                            ($)     ($)     ($)     ($)     ($)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*            1.05    1.05   23.66   23.66   114.26
CFB   Commercial Federal Corp. of NE      0.98    1.34   15.12   12.08   183.53
DME   Dime Bancorp, Inc. of NY*           1.76    0.78   11.96    9.88   189.62
DSL   Downey Financial Corp. of CA        2.03    2.10   16.31   16.14   207.31
FED   FirstFed Fin. Corp. of CA           1.52    1.41   11.79   11.73   180.61
GSB   Golden State Bancorp of CA(8)       1.14    1.20    8.74    7.33   140.93
GDW   Golden West Fin. Corp. of CA        7.28    7.15   52.23   52.23   688.85
GPT   GreenPoint Fin. Corp. of NY*        1.61    1.65   18.84    8.08   143.11
JSB   JSB Financial, Inc. of NY*          4.68    5.26   38.94   38.94   160.21
OCN   Ocwen Financial Corp. of FL         0.45    0.04    7.03    6.43    57.66
SIB   Staten Island Bancorp of NY*        0.56    0.91   15.75   15.35    66.89
WES   Westcorp Inc. of Orange CA          0.28   -1.26   12.59   12.56   138.79

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA      1.29    1.21   19.26   19.26   130.82
ANE   Alliance Bncp of New Eng of CT*     1.07    0.61    7.59    7.42   109.95
BKC   American Bank of Waterbury CT*      2.21    1.92   13.07   12.73   137.84
BFD   BostonFed Bancorp of MA             1.33    1.06   15.38   14.84   197.13
CNY   Carver Bancorp, Inc. of NY          0.46    0.40   15.51   15.00   184.69
CBK   Citizens First Fin.Corp. of IL      0.78    0.44   15.52   15.52   111.27
EFC   EFC Bancorp Inc of IL              -0.44    0.53   12.56   12.56    53.08
EBI   Equality Bancorp, Inc. of MO        0.50   -0.11   10.40   10.40   112.13
ESX   Essex Bancorp of Norfolk VA(8)     -0.44   -0.44    0.04   -0.08   202.45
FCB   Falmouth Bancorp, Inc. of MA*       0.84    0.61   15.86   15.86    80.45
FAB   FirstFed America Bancorp of MA      0.86    0.69   14.15   14.15   164.51
GAF   GA Financial Corp. of PA            1.20    1.18   15.45   15.32   114.64
HBS   Haywood Bancshares, Inc. of NC*     1.12    1.76   17.68   17.12   121.37
KNK   Kankakee Bancorp, Inc. of IL        1.95    1.86   29.05   24.90   295.09
KYF   Kentucky First Bancorp of KY        0.74    0.73   11.61   11.61    66.11
NBN   Northeast Bancorp of ME*            0.91    0.90    9.22    8.49   123.20
NEP   Northeast PA Fin. Corp of PA       -0.20    0.45   13.22   13.22    74.34
PDB   Piedmont Bancorp, Inc. of NC        0.61    0.59    8.04    8.04    48.56
SSB   Scotland Bancorp, Inc. of NC(8)     0.44    0.44    7.96    7.96    31.91
SZB   SouthFirst Bancshares of AL         0.66    0.59   16.75   16.34   168.54
SRN   Southern Banc Company of AL         0.44    0.44   15.10   14.99    85.44
SSM   Stone Street Bancorp of NC          0.82    0.82   16.64   16.64    60.91
TSH   Teche Holding Company of LA         1.24    1.22   18.44   18.44   133.26
FTF   Texarkana Fst. Fin. Corp of AR      1.97    1.91   16.36   16.36   113.04
THR   Three Rivers Fin. Corp. of MI       0.95    0.86   14.72   14.67   114.72
WSB   Washington SB, FSB of MD            0.40    0.28    5.43    5.43    62.00
WFI   Winton Financial Corp. of OH        1.06    0.80    6.49    6.38    89.33

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)      1.73    1.17   22.26   21.87   244.52
FBER  1st Bergen Bancorp of NJ(8)         0.83    0.83   14.07   14.07   118.47
AFED  AFSALA Bancorp, Inc. of NY(8)       0.77    0.84   14.46   14.46   126.84
ALBK  ALBANK Fin. Corp. of Albany NY(     3.45    3.44   29.39   23.60   310.58
AMFC  AMB Financial Corp. of IN           0.37    0.69   15.26   15.26   136.40
ASBP  ASB Financial Corp. of OH           0.65    0.64    8.76    8.76    70.35
ABBK  Abington Bancorp of MA*             1.28    0.97    9.85    8.98   154.65
AABC  Access Anytime Bancorp of NM        0.23    0.12    7.68    7.68    96.47

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                                                                                       Exhibit 1A (continued)
                                                                                               Weekly Thrift Market Line - Part One
                                                                                                   Prices As Of November 10, 1998


                                             Market Capitalization                      Price Change Data
                                             -----------------------      -----------------------------------------------
                                                    Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                              ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV              14.06   1,031    14.5        20.88   12.38   14.38   -2.23  -20.79   -19.10
ALBC  Albion Banc Corp. of Albion NY           8.25     752     6.2        14.17    7.63    8.25    0.00  -15.38   -38.11
ABCL  Alliance Bancorp, Inc. of IL            20.00  11,457   229.1        29.25   15.00   19.13    4.55  -24.18   -24.53
ALLB  Alliance Bank MHC of PA (19.9)          13.63   3,274     8.9        39.00   12.50   13.63    0.00  -56.38   -56.03
AHCI  Ambanc Holding Co., Inc. of NY*         16.00   4,105    65.7        20.00   12.00   16.13   -0.81   -6.60   -14.67
ASBI  Ameriana Bancorp of IN                  18.00   3,253    58.6        22.00   17.25   17.25    4.35  -12.20    -9.46
ABCW  Anchor Bancorp Wisconsin of WI          19.25  17,059   328.4        23.88   14.63   19.75   -2.53   30.51     5.83
ANDB  Andover Bancorp, Inc. of MA*            32.75   6,483   212.3        39.88   25.56   32.50    0.77    5.65     1.71
ASFC  Astoria Financial Corp. of NY           46.13  26,593 1,226.7        62.50   30.13   48.13   -4.16  -17.99   -17.26
AVND  Avondale Fin. Corp. of IL(8)            12.38   2,903    35.9        18.19    8.38   12.88   -3.88  -23.82   -23.82
BCSB  BCSB Bankcorp MHC of MD (38.6)           9.75   6,117    23.0        12.63    9.25   10.13   -3.75   -2.50    -2.50
BKCT  Bancorp Connecticut of CT*              16.63   5,114    85.0        25.00   14.75   17.00   -2.18  -11.31   -20.81
BPLS  Bank Plus Corp. of CA                    3.19  19,387    61.8        16.13    2.28    3.81  -16.27  -72.85   -74.74
BNKU  Bank United Corp. of TX                 39.50  31,583 1,247.5        56.00   25.50   41.00   -3.66   -8.14   -19.29
BWFC  Bank West Fin. Corp. of MI               9.00   2,624    23.6        17.50    8.75    9.25   -2.70  -38.27   -44.20
BANC  BankAtlantic Bancorp of FL               8.56  37,097   317.6        17.00    6.50    8.75   -2.17  -36.59   -48.90
BKUNA BankUnited Fin. Corp. of FL              9.00  17,786   160.1        18.50    6.56    8.69    3.57  -32.08   -41.60
BVCC  Bay View Capital Corp. of CA            19.00  19,586   372.1        38.00   12.50   19.00    0.00  -41.77   -47.59
FSNJ  Bayonne Banchsares of NJ(8)             15.44   9,120   140.8        17.38   10.00   15.63   -1.22   24.72    15.40
BFSB  Bedford Bancshares, Inc. of VA          14.00   2,298    32.2        17.38   10.50   14.75   -5.08    0.86   -17.65
BFFC  Big Foot Fin. Corp. of IL               13.63   2,513    34.3        23.94   12.75   13.50    0.96  -25.32   -35.10
BYFC  Broadway Fin. Corp. of CA                7.25     933     6.8        12.73    6.75    8.50  -14.71  -39.18   -40.91
BRKL  Brookline Bncp MHC of MA(47.0)          12.00  29,095   164.1        17.98    9.88   12.63   -4.99   20.00    20.00
CBES  CBES Bancorp, Inc. of MO                17.25     940    16.2        26.00   14.44   17.00    1.47  -13.23   -22.47
CITZ  CFS Bancorp, Inc. of IN                  9.94  22,727   225.9        11.44    8.31   10.00   -0.60   -0.60    -0.60
CFSB  CFSB Bancorp of Lansing MI              23.75   8,166   193.9        28.75   19.02   24.25   -2.06   23.44    -0.46
CKFB  CKF Bancorp of Danville KY              15.38     844    13.0        21.25   15.00   15.38    0.00  -14.56   -16.86
CNSB  CNS Bancorp, Inc. of MO                 12.63   1,492    18.8        21.50   12.25   12.25    3.10  -29.36   -38.39
CNYF  CNY Financial Corp of NY*                9.38   5,357    50.2        10.25    8.88    9.50   -1.26   -6.20    -6.20
CSBF  CSB Financial Group Inc of IL            9.88     821     8.1        14.00    9.00    9.88    0.00  -20.58   -26.81
CBCI  Calumet Bancorp of Chicago IL(8)        30.44   3,146    95.8        39.00   26.00   30.25    0.63   -7.76    -8.45
CAFI  Camco Fin. Corp. of OH                  15.75   5,481    86.3        20.67   14.88   15.75    0.00    3.82    -7.35
CMRN  Cameron Fin. Corp. of MO                16.63   2,434    40.5        22.19   14.50   16.50    0.79  -14.19   -18.88
CFNC  Carolina Fincorp of NC*                  8.75   1,906    16.7        18.88    8.00    8.00    9.38  -48.92   -52.70
CASB  Cascade Financial Corp. of WA           13.00   4,309    56.0        16.00    9.80   13.00    0.00   25.00    22.64
CATB  Catskill Fin. Corp. of NY*              13.50   4,358    58.8        18.88   11.75   13.50    0.00  -23.43   -28.50
CAVB  Cavalry Bancorp of TN                   20.00   7,538   150.8        25.25   18.50   19.88    0.60  100.00   100.00
CNIT  Cenit Bancorp of Norfolk VA             19.00   4,997    94.9        28.58   16.50   19.13   -0.68  -14.14   -28.30
CEBK  Central Co-Op. Bank of MA*              17.25   1,965    33.9        33.50   17.00   17.25    0.00  -31.68   -39.47
CENB  Century Bancorp, Inc. of NC(8)          14.00   1,271    17.8        39.00   12.00   13.50    3.70  -47.51   -50.44
COFI  Charter One Financial of OH             28.00 132,541 3,711.1        34.64   18.25   29.06   -3.65    2.26    -6.85
CVAL  Chester Valley Bancorp of PA            28.00   2,449    68.6        35.24   24.76   28.00    0.00   13.09     0.50
CLAS  Classic Bancshares, Inc. of KY          15.16   1,300    19.7        21.50   12.00   15.00    1.07   -1.43    -9.49
CBSA  Coastal Bancorp of Houston TX           18.50   7,362   136.2        26.67   14.50   18.75   -1.33   -6.71   -20.43
CFCP  Coastal Fin. Corp. of SC                19.00   6,256   118.9        20.50   14.72   18.50    2.70    1.33     3.37
CFKY  Columbia Financial of KY                13.13   2,671    35.1        17.13   11.63   13.06    0.54   31.30    31.30
CMSB  Commonwealth Bancorp Inc of PA          15.06  14,764   222.3        24.25   10.63   15.34   -1.83  -17.48   -24.25
CMSV  Commty. Svgs, MHC of FL (48.5)(8)       23.25   5,100    57.4        40.75   17.56   22.88    1.62  -35.06   -34.28
CFTP  Community Fed. Bancorp of MS            14.25   4,398    62.7        21.00   14.25   14.75   -3.39  -15.58   -29.63
CFFC  Community Fin. Corp. of VA              12.13   2,569    31.2        16.38   11.00   12.25   -0.98    8.98   -12.17
CIBI  Community Inv. Bancorp of OH            11.50   1,243    14.3        15.25    9.83   11.50    0.00   16.99     6.78
COOP  Cooperative Bancshares of NC            12.25   3,043    37.3        25.00   12.25   13.13   -6.70  -28.99   -50.00
CRZY  Crazy Woman Creek Bncorp of WY          14.75     888    13.1        20.00   11.94   15.50   -4.84   -4.10    -1.67
CRSB  Crusader Holding Corp of PA             12.25   3,835    47.0        17.86   10.63   11.88    3.11    N.A.     N.A.
DNFC  D&N Financial Corp. of MI               20.50   9,164   187.9        29.75   15.94   21.00   -2.38  -11.14   -22.64

                                                        Current Per Share Financials
                                                  ----------------------------------------
                                                                           Tangible
                                                  Trailing  12 Mo.   Book    Book
                                                   12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                              EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                             -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV                    0.82    0.71   14.48   14.48   110.75
ALBC  Albion Banc Corp. of Albion NY                0.51    0.48    8.37    8.37    98.56
ABCL  Alliance Bancorp, Inc. of IL                  1.01    1.24   15.77   15.64   180.52
ALLB  Alliance Bank MHC of PA (19.9)                0.60    0.60    9.24    9.24    85.48
AHCI  Ambanc Holding Co., Inc. of NY*               0.44    0.55   14.64   14.64   135.02
ASBI  Ameriana Bancorp of IN                        1.17    0.98   14.03   13.78   115.37
ABCW  Anchor Bancorp Wisconsin of WI                1.29    1.12    7.67    7.55   120.62
ANDB  Andover Bancorp, Inc. of MA*                  2.43    2.37   17.61   17.61   214.77
ASFC  Astoria Financial Corp. of NY                 3.24    2.97   34.25   24.92   478.06
AVND  Avondale Fin. Corp. of IL(8)                 -1.80   -1.23   14.98   14.98   179.17
BCSB  BCSB Bankcorp MHC of MD (38.6)                0.36    0.36    7.28    7.28    44.74
BKCT  Bancorp Connecticut of CT*                    1.27    1.07    9.58    9.58    96.83
BPLS  Bank Plus Corp. of CA                         0.39    0.59    9.55    8.77   221.09
BNKU  Bank United Corp. of TX                       3.62    3.32   21.67   19.78   432.67
BWFC  Bank West Fin. Corp. of MI                    0.32    0.33    8.87    8.87    69.16
BANC  BankAtlantic Bancorp of FL                    0.71    0.32    6.88    5.32   101.26
BKUNA BankUnited Fin. Corp. of FL                   0.44    0.21   10.29    8.60   201.51
BVCC  Bay View Capital Corp. of CA                  0.84    1.34   19.45   12.52   281.96
FSNJ  Bayonne Banchsares of NJ(8)                   0.51    0.51   10.51   10.51    76.78
BFSB  Bedford Bancshares, Inc. of VA                0.77    0.76    9.02    9.02    68.02
BFFC  Big Foot Fin. Corp. of IL                     0.47    0.35   15.16   15.16    87.79
BYFC  Broadway Fin. Corp. of CA                     0.62    0.38   14.01   14.01   147.53
BRKL  Brookline Bncp MHC of MA(47.0)                0.53    0.51    9.47    9.47    28.71
CBES  CBES Bancorp, Inc. of MO                      1.09    0.71   18.21   18.21   156.26
CITZ  CFS Bancorp, Inc. of IN                       0.36    0.40   10.88   10.88    62.51
CFSB  CFSB Bancorp of Lansing MI                    1.43    1.28    8.31    8.31   106.22
CKFB  CKF Bancorp of Danville KY                    0.96    0.86   15.97   15.97    74.47
CNSB  CNS Bancorp, Inc. of MO                       0.58    0.46   14.73   14.73    64.31
CNYF  CNY Financial Corp of NY*                     0.25    0.56   14.34   14.34    52.66
CSBF  CSB Financial Group Inc of IL                 0.44    0.43   13.34   12.59    57.51
CBCI  Calumet Bancorp of Chicago IL(8)              3.04    3.06   27.73   27.73   156.38
CAFI  Camco Fin. Corp. of OH                        1.23    0.89   10.62    9.98   107.32
CMRN  Cameron Fin. Corp. of MO                      1.01    0.99   18.02   18.02    90.71
CFNC  Carolina Fincorp of NC*                       0.56    0.63    8.07    8.07    59.76
CASB  Cascade Financial Corp. of WA                 0.87    0.73    7.57    7.57   106.86
CATB  Catskill Fin. Corp. of NY*                    0.89    0.87   15.56   15.56    72.22
CAVB  Cavalry Bancorp of TN                         0.70    0.51   13.53   13.53    46.93
CNIT  Cenit Bancorp of Norfolk VA                   1.27    1.17   10.32    9.56   130.45
CEBK  Central Co-Op. Bank of MA*                    1.58    1.18   18.94   17.25   194.33
CENB  Century Bancorp, Inc. of NC(8)                0.95    0.94   14.74   14.74    76.21
COFI  Charter One Financial of OH                   1.42    1.81   11.34   10.70   149.70
CVAL  Chester Valley Bancorp of PA                  1.42    1.31   13.47   13.47   155.63
CLAS  Classic Bancshares, Inc. of KY                0.75    0.95   15.78   13.57   106.14
CBSA  Coastal Bancorp of Houston TX                 2.10    2.15   15.58   13.57   404.85
CFCP  Coastal Fin. Corp. of SC                      1.07    0.86    5.81    5.81    98.61
CFKY  Columbia Financial of KY                      0.28    0.28   14.12   14.12    44.10
CMSB  Commonwealth Bancorp Inc of PA                0.82    0.53   12.93   10.14   154.28
CMSV  Commty. Svgs, MHC of FL (48.5)(8)             1.01    0.93   16.29   16.29   150.10
CFTP  Community Fed. Bancorp of MS                  0.66    0.57   13.33   13.33    59.86
CFFC  Community Fin. Corp. of VA                    0.71    0.68   10.05   10.01    71.32
CIBI  Community Inv. Bancorp of OH                  0.70    0.70    8.19    8.19    91.68
COOP  Cooperative Bancshares of NC                  0.78    0.72   10.23   10.23   127.97
CRZY  Crazy Woman Creek Bncorp of WY                0.83    0.83   16.22   16.22    69.23
CRSB  Crusader Holding Corp of PA                   0.97    0.89    6.06    5.74    52.68
DNFC  D&N Financial Corp. of MI                     1.71    1.38   12.22   11.37   218.06

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                                                                           Exhibit 1A (continued)
                                                                                     Weekly Thrift Market Line - Part One
                                                                                         Prices As Of November 10, 1998


                                              Market Capitalization                      Price Change Data
                                             -----------------------      -----------------------------------------------
                                                      Shares  Market         52 Week (1)              % Change From
                                                                          ---------------         -----------------------
                                              Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                        Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                        ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DCBI  Delphos Citizens Bancorp of OH         19.00   1,756    33.4        24.25   15.38   19.00    0.00   10.14    -8.43
DCOM  Dime Community Bancorp of NY*          25.75  11,714   301.6        29.31   15.00   25.25    1.98   15.73     8.42
ESBF  ESB Financial Corp of PA               16.00   5,665    90.6        20.00   15.06   16.00    0.00    0.57    -8.57
EGLB  Eagle BancGroup of IL                  19.00   1,097    20.8        21.13   14.00   20.00   -5.00    1.33     0.64
EBSI  Eagle Bancshares of Tucker GA          18.00   5,806   104.5        27.25   17.00   18.75   -4.00   -1.37   -18.18
ETFS  East Texas Fin. Serv. of TX            10.50   1,539    16.2        16.25   10.50   10.50    0.00  -18.73   -33.67
ESBK  Elmira Svgs Bank (The) of NY*          22.00     727    16.0        32.25   16.25   22.00    0.00  -22.34   -26.67
EMLD  Emerald Financial Corp. of OH          10.50  10,297   108.1        16.00    9.06   11.38   -7.73   15.89    -5.06
EFBC  Empire Federal Bancorp of MT           13.63   2,480    33.8        18.00   10.63   12.88    5.82  -19.25   -20.43
EFBI  Enterprise Fed. Bancorp of OH(8)       45.50   2,211   100.6        47.50   25.00   47.50   -4.21   71.70    44.44
EQSB  Equitable FSB of Wheaton MD            21.25   1,228    26.1        34.00   16.13   21.75   -2.30   -2.30   -19.81
FCBF  FCB Fin. Corp. of Neenah WI            28.44   3,857   109.7        34.00   22.00   28.44    0.00    4.37    -3.59
FFDF  FFD Financial Corp. of OH              14.50   1,445    21.0        24.00   14.50   15.50   -6.45  -19.44   -19.44
FFLC  FFLC Bancorp of Leesburg FL            16.75   3,694    61.9        23.50   15.00   16.28    2.89  -19.66   -22.99
FFWC  FFW Corporation of Wabash IN           16.50   1,458    24.1        21.50   14.00   15.50    6.45    3.13   -13.16
FFYF  FFY Financial Corp. of OH              31.25   4,011   125.3        36.88   26.25   30.25    3.31    7.76    -5.67
FMCO  FMS Financial Corp. of NJ              10.00   7,220    72.2        16.67    8.88   10.00    0.00    0.00   -15.47
FFHH  FSF Financial Corp. of MN              15.50   2,898    44.9        21.25   13.38   15.38    0.78  -19.48   -25.98
FBCI  Fidelity Bancorp of Chicago IL         21.75   2,833    61.6        26.00   16.00   22.25   -2.25   -8.42   -15.14
FSBI  Fidelity Bancorp, Inc. of PA           17.00   1,974    33.6        28.00   16.50   17.50   -2.86  -11.46   -26.72
FFFL  Fidelity Bcsh MHC of FL (47.9)         23.13   6,802    75.4        35.38   18.75   23.00    0.57  -20.24   -28.83
FFED  Fidelity Fed. Bancorp of IN             4.75   3,127    14.9        10.50    3.75    4.50    5.56  -50.67   -53.93
FFOH  Fidelity Financial of OH               13.63   5,602    76.4        19.88   11.88   13.63    0.00   -8.40   -12.06
FIBC  Financial Bancorp, Inc. of NY(8)       37.50   1,709    64.1        37.69   22.00   37.69   -0.50   55.41    55.41
SBFL  Fingr Lakes Fin.MHC OF NY(33.1         11.00   3,570    13.0        24.75    9.00   11.50   -4.35  -24.81   -31.25
FBSI  First Bancshares, Inc. of MO           12.94   2,163    28.0        17.50   12.50   13.00   -0.46    2.45   -17.21
FBBC  First Bell Bancorp of PA               16.00   6,229    99.7        21.63   12.88   15.63    2.37   -5.88   -15.79
FSTC  First Citizens Corp of GA              27.25   2,795    76.2        35.50   22.00   28.00   -2.68    6.16   -19.85
FCME  First Coastal Corp. of ME*             10.38   1,361    14.1        15.63    8.00    9.50    9.26  -23.11   -30.24
FDEF  First Defiance Fin.Corp. of OH         14.63   8,158   119.4        16.25   11.13   14.63    0.00   -4.88    -8.56
FESX  First Essex Bancorp of MA*             18.75   7,564   141.8        26.13   13.75   17.75    5.63   -6.25   -19.35
FFSX  First FSB MHC Sxld of IA(46.3)(8)      24.00   2,845    31.5        39.00   20.00   22.25    7.87  -26.72   -24.41
FFES  First Fed of E. Hartford CT            25.00   2,749    68.7        42.25   20.50   25.50   -1.96  -30.07   -32.89
BDJI  First Fed. Bancorp. of MN              15.00     998    15.0        22.00   13.50   15.00    0.00  -12.64   -31.82
FFBH  First Fed. Bancshares of AR            20.50   4,871    99.9        30.25   16.00   20.13    1.84   -4.65   -13.68
FTFC  First Fed. Capital Corp. of WI         16.38  18,472   302.6        18.38   11.88   16.13    1.55   24.75    -3.31
FFKY  First Fed. Fin. Corp. of KY            27.50   4,130   113.6        28.75   20.50   27.50    0.00   25.00    20.88
FFBZ  First Federal Bancorp of OH            12.00   3,151    37.8        14.50    9.63   11.88    1.01   24.61    13.64
FFCH  First Fin. Holdings Inc. of SC         19.63  13,659   268.1        27.00   14.50   19.63    0.00   -2.14   -26.09
FFHS  First Franklin Corp. of OH             13.50   1,704    23.0        20.83   12.50   13.50    0.00  -18.18   -35.19
FGHC  First Georgia Hold. Corp of GA          8.50   4,799    40.8        15.75    5.33    8.50    0.00   52.33    34.28
FFSL  First Independence Corp. of KS         10.50     959    10.1        15.63    9.75   10.50    0.00  -30.00   -25.00
FISB  First Indiana Corp. of IN              21.00  12,708   266.9        30.00   17.38   22.13   -5.11    2.34   -16.70
FKAN  First Kansas Financial of KS           10.13   1,554    15.7        12.50    9.00   10.13    0.00    1.30     1.30
FKFS  First Keystone Fin. Corp of PA         15.00   2,329    34.9        21.75   11.75   16.00   -6.25   -6.25   -16.11
FLKY  First Lancaster Bncshrs of KY          13.38     959    12.8        16.13   12.00   13.06    2.45  -16.38   -16.06
FLFC  First Liberty Fin. Corp. of GA         21.75  13,369   290.8        25.50   17.00   21.34    1.92   18.66     1.97
CASH  First Midwest Fin., Inc. of IA         17.25   2,614    45.1        24.88   15.38   16.38    5.31  -12.66   -23.33
FMBD  First Mutual Bancorp Inc of IL(8)      17.38   3,531    61.4        25.00   14.75   17.38    0.00  -13.10   -30.48
FMSB  First Mutual SB of Bellevue WA*        12.50   4,245    53.1        19.00   11.94   12.81   -2.42  -31.51   -32.43
FNFI  First Niles Financial of OH            11.38   1,754     0.0        11.63   10.75   11.63   -2.15    N.A.     N.A.
FNGB  First Northern Cap. Corp of WI         12.00   8,802   105.6        14.00    9.50   12.38   -3.07  -12.73   -14.29
FWWB  First Savings Bancorp of WA            21.31  11,699   249.3        25.97   19.38   22.00   -3.14   -0.79   -14.76
FSFF  First SecurityFed Fin of IL            13.75   6,408    88.1        17.25   10.69   13.88   -0.94   -8.33   -12.70
FSLA  First Source Bancorp of NJ              8.44  31,839   268.7        13.93    6.75    8.63   -2.20  -15.35   -39.41



                                                                  Current Per Share Financials
                                                              ----------------------------------------
                                                                                       Tangible
                                                              Trailing  12 Mo.   Book    Book
                                                               12 Mo.   Core    Value/  Value/  Assets
Financial Institution                                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                                         -------- ------- ------- ------- -------
                                                                  ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DCBI  Delphos Citizens Bancorp of OH                            0.94    0.94   14.83   14.83    66.00
DCOM  Dime Community Bancorp of NY*                             1.22    1.18   15.37   13.37   148.85
ESBF  ESB Financial Corp of PA                                  1.03    1.03   12.01   10.72   166.91
EGLB  Eagle BancGroup of IL                                     0.65    0.13   18.16   18.16   160.85
EBSI  Eagle Bancshares of Tucker GA                             1.49    1.45   13.36   13.36   192.94
ETFS  East Texas Fin. Serv. of TX                               0.41    0.35   13.77   13.77    79.66
ESBK  Elmira Svgs Bank (The) of NY*                             1.48    1.75   20.57   20.57   319.81
EMLD  Emerald Financial Corp. of OH                             0.67    0.61    5.10    5.04    59.96
EFBC  Empire Federal Bancorp of MT                              0.64    0.64   15.62   15.62    43.12
EFBI  Enterprise Fed. Bancorp of OH(8)                          1.03    0.88   16.47   16.06   165.37
EQSB  Equitable FSB of Wheaton MD                               2.60    1.52   15.83   15.83   293.04
FCBF  FCB Fin. Corp. of Neenah WI                               1.51    1.12   19.42   19.42   134.24
FFDF  FFD Financial Corp. of OH                                 0.68    0.48   10.95   10.95    62.95
FFLC  FFLC Bancorp of Leesburg FL                               1.13    1.13   14.30   14.30   114.30
FFWC  FFW Corporation of Wabash IN                              1.30    1.14   13.12   12.07   139.45
FFYF  FFY Financial Corp. of OH                                 1.93    1.89   21.00   21.00   162.49
FMCO  FMS Financial Corp. of NJ                                 0.73    0.73    5.67    5.63    93.31
FFHH  FSF Financial Corp. of MN                                 1.05    0.96   14.70   14.44   143.66
FBCI  Fidelity Bancorp of Chicago IL                            0.33    1.04   18.77   18.74   177.09
FSBI  Fidelity Bancorp, Inc. of PA                              1.45    1.42   14.23   14.23   200.70
FFFL  Fidelity Bcsh MHC of FL (47.9)                            1.15    0.92   13.28   12.90   215.87
FFED  Fidelity Fed. Bancorp of IN                              -0.22   -0.18    2.40    2.40    63.01
FFOH  Fidelity Financial of OH                                  0.84    0.80   11.93   10.66    94.27
FIBC  Financial Bancorp, Inc. of NY(8)                          1.76    1.70   17.07   17.01   186.43
SBFL  Fingr Lakes Fin.MHC OF NY(33.1                            0.29    0.23    6.28    6.28    77.15
FBSI  First Bancshares, Inc. of MO                              0.85    0.85   11.26   10.80    79.60
FBBC  First Bell Bancorp of PA                                  1.23    1.22   11.90   11.90   120.46
FSTC  First Citizens Corp of GA                                 2.20    1.99   12.72   10.17   126.02
FCME  First Coastal Corp. of ME*                                0.90    0.81   11.29   11.29   126.17
FDEF  First Defiance Fin.Corp. of OH                            0.66    0.63   12.66   12.66    71.36
FESX  First Essex Bancorp of MA*                                1.41    1.27   12.68    9.36   164.12
FFSX  First FSB MHC Sxld of IA(46.3)(8)                         1.20    1.17   14.77   11.90   193.88
FFES  First Fed of E. Hartford CT                               2.16    2.28   26.89   26.89   361.11
BDJI  First Fed. Bancorp. of MN                                 0.81    0.82   12.71   12.71   121.56
FFBH  First Fed. Bancshares of AR                               1.14    1.13   17.46   17.46   118.69
FTFC  First Fed. Capital Corp. of WI                            1.02    0.70    6.43    6.12    85.77
FFKY  First Fed. Fin. Corp. of KY                               1.53    1.47   13.24   12.57    99.19
FFBZ  First Federal Bancorp of OH                               0.54    0.51    5.23    5.23    65.81
FFCH  First Fin. Holdings Inc. of SC                            1.21    1.19    9.16    9.16   134.69
FFHS  First Franklin Corp. of OH                                1.10    0.92   12.24   12.20   136.08
FGHC  First Georgia Hold. Corp of GA                            0.41    0.41    3.07    2.87    37.68
FFSL  First Independence Corp. of KS                            0.94    0.94   12.62   12.62   129.65
FISB  First Indiana Corp. of IN                                 1.50    0.97   12.83   12.70   136.82
FKAN  First Kansas Financial of KS                              0.46    0.45   13.46   13.28    68.21
FKFS  First Keystone Fin. Corp of PA                            1.18    1.05   10.91   10.91   167.87
FLKY  First Lancaster Bncshrs of KY                             0.53    0.53   14.73   14.73    56.04
FLFC  First Liberty Fin. Corp. of GA                            0.68    0.75    8.78    8.03   113.08
CASH  First Midwest Fin., Inc. of IA                            1.09    0.98   16.41   14.65   161.15
FMBD  First Mutual Bancorp Inc of IL(8)                         0.46    0.30   15.88   12.45   105.17
FMSB  First Mutual SB of Bellevue WA*                           1.20    1.01    8.02    8.02   110.92
FNFI  First Niles Financial of OH                               0.32    0.32   15.38   15.38    50.04
FNGB  First Northern Cap. Corp of WI                            0.77    0.70    8.57    8.57    80.71
FWWB  First Savings Bancorp of WA                               1.12    1.04   12.84   11.90    98.65
FSFF  First SecurityFed Fin of IL                               0.53    0.79   14.05   14.01    51.66
FSLA  First Source Bancorp of NJ                                0.44    0.41    8.28    8.02    39.64

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit 1A (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of November 10, 1998

                                              Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
SOPN  First Svgs Bancorp of NC                22.63   3,714    84.0        26.00   20.88   23.00   -1.61   -4.72   -11.25
FBNW  FirstBank Corp of Clarkston WA          16.00   1,964    31.4        23.75   13.25   16.25   -1.54   -6.21   -15.25
FFDB  FirstFed Bancorp, Inc. of AL             9.50   2,434    23.1        15.94    9.25    9.25    2.70  -13.64   -12.12
FSPT  FirstSpartan Fin. Corp. of SC           35.25   4,209   148.4        47.25   24.50   34.63    1.79   -6.62   -12.42
FLAG  Flag Financial Corp of GA               11.75   5,175    60.8        19.38   11.00   12.00   -2.08   -4.70   -18.00
FLGS  Flagstar Bancorp, Inc of MI             26.31  13,670   359.7        28.38   17.75   26.75   -1.64   42.22    32.88
FFIC  Flushing Fin. Corp. of NY*              16.00  11,337   181.4        19.92   12.00   16.00    0.00    5.47     0.50
FBHC  Fort Bend Holding Corp. of TX(8)        24.50   1,866    45.7        28.00   16.63   24.50    0.00   22.50    12.64
FTSB  Fort Thomas Fin. Corp. of KY            12.13   1,474    17.9        15.75   10.25   11.38    6.59  -11.78   -21.13
FKKY  Frankfort First Bancorp of KY           15.50   1,584    24.6        19.50   13.63   15.50    0.00  -19.48   -12.08
FTNB  Fulton Bancorp, Inc. of MO              15.13   1,719    26.0        24.00   15.13   16.50   -8.30  -23.39   -31.63
GUPB  GFSB Bancorp, Inc of Gallup NM          13.63   1,166    15.9        17.00   13.00   13.63    0.00    2.25    -3.20
GSLA  GS Financial Corp. of LA                12.75   3,267    41.7        21.00   10.38   13.75   -7.27  -29.17   -39.29
GOSB  GSB Financial Corp. of NY*              13.38   2,212    29.6        18.94    8.31   13.69   -2.26  -13.00   -25.91
GBNK  Gaston Fed Bncp MHC of NC(47.0          13.75   4,497    29.1        18.06   10.00   14.44   -4.78   37.50    37.50
GFCO  Glenway Financial Corp. of OH           19.75   2,283    45.1        24.25   15.00   19.00    3.95   26.36     5.33
GTPS  Great American Bancorp of IL            16.50   1,371    22.6        23.00   15.00   16.50    0.00  -15.38   -13.16
PEDE  Great Pee Dee Bancorp of SC             12.75   2,202    28.1        17.38   10.63   12.75    0.00   27.50   -20.95
GSFC  Green Street Fin. Corp. of NC           14.75   4,083    60.2        18.81   11.25   13.25   11.32  -18.06   -19.18
GFED  Guaranty Fed Bancshares of MO           12.25   5,917    72.5        14.34   10.13   12.44   -1.53   -3.47    -4.89
HCBBE HCB Bancshares of Camden AR              9.50   2,645    25.1        16.13    8.38    8.75    8.57  -31.56   -34.48
HEMT  HF Bancorp of Hemet CA                  17.25   6,391   110.2        18.25   12.00   16.75    2.99   11.29    -1.43
HFFC  HF Financial Corp. of SD                14.25   4,284    61.0        24.17   12.13   14.00    1.79  -14.52   -19.35
HMNF  HMN Financial, Inc. of MN               13.38   5,376    71.9        21.67   11.00   14.00   -4.43  -22.79   -38.26
HALL  Hallmark Capital Corp. of WI            12.69   2,939    37.3        18.00    9.50   12.75   -0.47  -13.61   -25.35
HRBF  Harbor Federal Bancorp of MD            21.50   1,863    40.1        23.41   17.00   21.75   -1.15   15.34    -6.36
HARB  Harbor Florida Bancshrs of FL           11.06  30,910   341.9        13.50    8.75   11.25   -1.69    4.24     0.36
HFSA  Hardin Bancorp of Hardin MO             18.75     816    15.3        20.00   14.25   18.50    1.35    4.17     2.74
HARL  Harleysville SB of PA                   29.13   1,677    48.9        35.00   27.50   29.13    0.00   -2.90     5.93
HFGI  Harrington Fin. Group of IN              8.88   3,205    28.5        13.00    8.00    8.88    0.00  -32.98   -31.69
HARS  Harris Fin. MHC of PA (24.9)            16.88  33,992   142.5        27.88   11.00   16.75    0.78   -9.97   -15.09
HFFB  Harrodsburg 1st Fin Bcrp of KY          14.38   1,930    27.8        18.00   14.00   14.44   -0.42  -14.15   -14.15
HHFC  Harvest Home Fin. Corp. of OH           14.00     879    12.3        16.75   11.75   13.75    1.82    1.82   -11.11
HAVN  Haven Bancorp of Woodhaven NY           15.94   8,851   141.1        28.75   10.50   17.00   -6.24  -22.24   -29.16
HTHR  Hawthorne Fin. Corp. of CA              15.38   3,170    48.8        24.00   12.00   15.25    0.85  -14.56   -23.60
HMLK  Hemlock Fed. Fin. Corp. of IL           14.38   1,878    27.0        19.00   13.13   14.25    0.91  -15.41   -16.05
HBSC  Heritage Bancorp, Inc of SC             18.75   4,629    86.8        22.38   14.00   18.50    1.35   25.00    25.00
HFWA  Heritage Financial Corp of WA           11.31   9,776   110.6        15.94    9.63   12.31   -8.12   13.10    13.10
HCBC  High Country Bancorp of CO              10.75   1,323    14.2        15.50   10.25   10.75    0.00    7.50   -30.65
HBNK  Highland Bancorp of CA                  35.50   2,179    77.4        43.50   32.00   35.50    0.00    8.40     8.40
HIFS  Hingham Inst. for Sav. of MA*           17.00   1,964    33.4        24.67   15.00   17.00    0.00  -10.53   -11.32
HBEI  Home Bancorp of Elgin IL(8)             14.13   6,659    94.1        19.13   10.50   14.00    0.93  -19.26   -20.97
HBFW  Home Bancorp of Fort Wayne IN           27.75   2,351    65.2        37.63   24.25   27.25    1.83   12.39    -5.93
HCFC  Home City Fin. Corp. of OH              13.00     905    11.8        22.75   11.00   13.00    0.00  -21.83   -29.73
HOMF  Home Fed Bancorp of Seymour IN          24.00   5,142   123.4        33.75   20.50   24.00    0.00   -4.00    -7.69
HWEN  Home Financial Bancorp of IN             7.50     903     6.8         9.75    6.50    6.50   15.38   -9.09   -18.92
HLFC  Home Loan Financial Corp of OH          13.38   2,248    30.1        16.75   11.45   13.38    0.00   33.80    33.80
HPBC  Home Port Bancorp, Inc. of MA*          23.75   1,842    43.7        27.63   19.13   23.75    0.00    7.95     2.68
HSTD  Homestead Bancorp, Inc. of LA            8.25   1,478    12.2         9.31    3.41    8.25    0.00  -17.50    43.48
HFBC  HopFed Bancorp of KY                    18.25   4,034    73.6        21.88   15.25   18.00    1.39   82.50    82.50
HZFS  Horizon Fin'l. Services of IA           12.50     880    11.0        16.88   11.00   12.50    0.00    8.70     4.17
HRZB  Horizon Financial Corp. of WA*          13.75   7,484   102.9        19.25   12.50   13.63    0.88  -19.12   -22.54
HRBT  Hudson River Bancorp Inc of NY          10.88  17,854   194.3        13.69    8.88   10.50    3.62    8.80     8.80
ITLA  ITLA Capital Corp of CA*                16.31   7,610   124.1        24.00    9.00   16.44   -0.79  -17.42   -15.27
ICBC  Independence Comm Bnk Cp of NY          13.38  76,044 1,017.5        19.13   11.00   13.69   -2.26   33.80    33.80

                                            Current Per Share Financials
                                         ----------------------------------------
                                                                    Tangible
                                           Trailing  12 Mo.   Book    Book
                                            12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                       EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                      -------- ------- ------- ------- -------
                                               ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
SOPN  First Svgs Bancorp of NC               1.42    1.42   18.72   18.72    81.90
FBNW  FirstBank Corp of Clarkston WA         0.98    0.55   15.47   15.47    99.00
FFDB  FirstFed Bancorp, Inc. of AL           0.66    0.66    7.31    6.75    73.91
FSPT  FirstSpartan Fin. Corp. of SC          1.71    1.61   28.57   28.57   126.02
FLAG  Flag Financial Corp of GA              0.39    0.27    4.26    4.26    47.92
FLGS  Flagstar Bancorp, Inc of MI            2.20    2.20   10.44   10.16   188.24
FFIC  Flushing Fin. Corp. of NY*             0.86    0.88   12.10   11.65   100.84
FBHC  Fort Bend Holding Corp. of TX(8)       1.11    0.73   12.19   11.53   170.60
FTSB  Fort Thomas Fin. Corp. of KY           0.80    0.80   11.05   11.05    68.76
FKKY  Frankfort First Bancorp of KY          1.02    1.02   14.08   14.08    85.06
FTNB  Fulton Bancorp, Inc. of MO             0.66    0.51   14.83   14.83    64.05
GUPB  GFSB Bancorp, Inc of Gallup NM         0.75    0.75   12.19   12.19   105.67
GSLA  GS Financial Corp. of LA               0.46    0.40   16.01   16.01    44.43
GOSB  GSB Financial Corp. of NY*             0.27    0.46   14.24   14.24    59.65
GBNK  Gaston Fed Bncp MHC of NC(47.0         0.33    0.30    9.14    9.14    45.06
GFCO  Glenway Financial Corp. of OH          1.18    1.18   12.80   12.70   132.87
GTPS  Great American Bancorp of IL           0.76    0.76   16.97   16.97   108.76
PEDE  Great Pee Dee Bancorp of SC            0.59    0.59   14.29   14.29    31.06
GSFC  Green Street Fin. Corp. of NC          0.69    0.69   14.81   14.81    42.44
GFED  Guaranty Fed Bancshares of MO          0.52    0.52   10.84   10.84    46.74
HCBBE HCB Bancshares of Camden AR            0.25    0.25   14.45   14.28    83.79
HEMT  HF Bancorp of Hemet CA                -0.03    0.04   13.13   11.33   165.80
HFFC  HF Financial Corp. of SD               1.42    1.22   12.86   12.86   130.87
HMNF  HMN Financial, Inc. of MN              0.97    0.68   13.17   12.08   134.89
HALL  Hallmark Capital Corp. of WI           0.95    0.89   11.38   11.38   149.16
HRBF  Harbor Federal Bancorp of MD           0.98    0.95   15.89   15.89   124.37
HARB  Harbor Florida Bancshrs of FL          0.56    0.53    8.53    8.45    43.69
HFSA  Hardin Bancorp of Hardin MO            1.09    0.88   16.78   16.78   162.99
HARL  Harleysville SB of PA                  2.07    2.07   15.12   15.12   235.77
HFGI  Harrington Fin. Group of IN           -1.52   -0.41    5.98    5.98   176.57
HARS  Harris Fin. MHC of PA (24.9)           0.53    0.38    5.65    5.13    71.21
HFFB  Harrodsburg 1st Fin Bcrp of KY         0.77    0.77   14.99   14.99    56.49
HHFC  Harvest Home Fin. Corp. of OH          0.63    0.63   11.73   11.73   103.39
HAVN  Haven Bancorp of Woodhaven NY          0.98    0.94   13.84   13.26   262.40
HTHR  Hawthorne Fin. Corp. of CA             3.11    3.40   15.06   15.06   378.97
HMLK  Hemlock Fed. Fin. Corp. of IL          0.87    0.86   15.50   15.50   102.38
HBSC  Heritage Bancorp, Inc of SC            0.76    0.76   20.46   20.46    65.00
HFWA  Heritage Financial Corp of WA          0.44    0.27    9.74    8.87    42.75
HCBC  High Country Bancorp of CO             0.55    0.55   13.82   13.82    76.03
HBNK  Highland Bancorp of CA                 3.73    3.25   19.11   19.11   272.91
HIFS  Hingham Inst. for Sav. of MA*          1.46    1.44   11.91   11.91   125.68
HBEI  Home Bancorp of Elgin IL(8)            0.39    0.39   14.01   14.01    57.98
HBFW  Home Bancorp of Fort Wayne IN          1.26    1.23   18.27   18.27   153.25
HCFC  Home City Fin. Corp. of OH             1.05    1.05   12.18   12.18    89.24
HOMF  Home Fed Bancorp of Seymour IN         2.05    1.56   13.51   13.18   140.53
HWEN  Home Financial Bancorp of IN           0.43    0.33    8.31    8.31    47.13
HLFC  Home Loan Financial Corp of OH         0.49    0.49   14.21   14.21    37.67
HPBC  Home Port Bancorp, Inc. of MA*         1.84    2.08   12.71   12.71   143.23
HSTD  Homestead Bancorp, Inc. of LA          0.36    0.36   10.40   10.40    48.02
HFBC  HopFed Bancorp of KY                   0.72    0.72   14.46   14.46    54.00
HZFS  Horizon Fin'l. Services of IA          0.67    0.80    9.65    9.65   102.21
HRZB  Horizon Financial Corp. of WA*         1.13    1.14   11.63   11.63    76.03
HRBT  Hudson River Bancorp Inc of NY         0.41    0.47   12.20   12.20    45.63
ITLA  ITLA Capital Corp of CA*               1.81    1.81   14.00   13.97   134.21
ICBC  Independence Comm Bnk Cp of NY        -0.53    0.45   12.63   11.93    62.94

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

Exhibit 1A (continued)
Weekly Thrift Market Line - Part One
Prices As Of November 10, 1998

                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                            Share(1) anding ization(9)      High    Low    Week     Week  Ago(2) 1997(2)
---------------------                            ------- ------- -------        -----   -----   -----   ----- ------- --------
                                                   ($)     (000)  ($Mil)         ($)     ($)     ($)     (%)    (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------

IFSB  Independence FSB of DC                     12.75    1,281    16.3         21.63   11.75   12.25    4.08  -10.53   -25.00
INBI  Industrial Bancorp of OH                   19.00    4,999    95.0         25.00   16.25   19.63   -3.21    7.04     7.04
IWBK  Interwest Bancorp of WA                    25.38   15,651   397.2         31.33   17.75   25.75   -1.44    1.52     0.83
IPSW  Ipswich SB of Ipswich MA*                  12.25    2,392    29.3         20.75   10.75   12.50   -2.00    4.26   -25.76
JXVL  Jacksonville Bancorp of TX                 15.44    2,422    37.4         23.25   14.38   14.94    3.35  -16.54   -33.59
JXSB  Jcksnville SB,MHC of IL (45.6)             13.38    1,908    11.6         25.50   13.25   13.25    0.98  -24.28   -33.10
JSBA  Jefferson Svgs Bancorp of MO               16.25   10,030   163.0         31.88   11.00   16.13    0.74  -24.42   -20.73
KSBK  KSB Bancorp of Kingfield ME*               14.00    1,261    17.7         22.50   12.00   13.75    1.82   -5.91   -37.78
KFBI  Klamath First Bancorp of OR                17.75    9,917   176.0         23.06   14.00   17.88   -0.73  -16.00   -17.44
LSBI  LSB Fin. Corp. of Lafayette IN             29.50      933    27.5         32.00   24.76   29.50    0.00   18.00     8.70
LVSB  Lakeview Financial of NJ                   19.63    4,880    95.8         28.75   13.50   19.63    0.00  -23.02   -23.02
LARK  Landmark Bancshares, Inc of KS             22.97    1,328    30.5         29.25   19.50   20.75   10.70   -2.26    -7.68
LARL  Laurel Capital Group of PA                 19.00    2,206    41.9         23.50   16.50   19.00    0.00    7.53   -12.32
LSBX  Lawrence Savings Bank of MA*               13.00    4,331    56.3         19.31    9.63   13.50   -3.70   -8.77   -20.63
LFED  Leeds Fed Bksr MHC of MD (36.3             14.88    5,196    28.0         23.50   11.75   15.00   -0.80  -29.41   -31.59
LXMO  Lexington B&L Fin. Corp. of MO             11.50    1,009    11.6         17.88   11.38   11.50    0.00  -31.34   -35.21
LIBB  Liberty Bancorp MHC of NJ (47)              9.75    3,901    17.9         11.69    7.25    9.75    0.00   -2.50    -2.50
LFCO  Life Financial Corp of CA(8)                6.00    6,562    39.4         25.38    2.25    5.88    2.04  -66.20   -52.49
LFBI  Little Falls Bancorp of NJ                 17.00    2,478    42.1         22.25   11.50   16.13    5.39   -8.75   -17.07
LOGN  Logansport Fin. Corp. of IN                15.00    1,199    18.0         19.63   13.50   15.00    0.00   -4.76   -16.67
MAFB  MAF Bancorp, Inc. of IL                    25.50   22,393   571.0         28.83   19.38   25.25    0.99   17.46     8.14
MBLF  MBLA Financial Corp. of MO                 19.00    1,247    23.7         30.63   18.25   19.00    0.00  -26.21   -37.70
MECH  MECH Financial Inc of CT*                  27.00    5,295   143.0         31.81   20.63   26.81    0.71    6.93     3.61
MFBC  MFB Corp. of Mishawaka IN                  21.50    1,474    31.7         30.38   18.00   21.00    2.38   -7.53   -29.23
MSBF  MSB Financial, Inc of MI                   15.00    1,333    20.0         17.73   13.75   15.00    0.00  -10.82   -13.14
MARN  Marion Capital Holdings of IN              22.00    1,619    35.6         29.50   21.00   23.25   -5.38  -17.76   -18.91
MRKF  Market Fin. Corp. of OH                    12.63    1,336    16.9         20.25   10.00   12.38    2.02  -18.52   -19.19
MASB  MassBank Corp. of Reading MA*              37.88    3,554   134.6         54.25   29.50   39.00   -2.87  -17.20   -20.47
MFLR  Mayflower Co-Op. Bank of MA*               24.25      900    21.8         27.50   17.00   24.25    0.00   -7.62    -9.35
MDBK  Medford Bancorp, Inc. of MA*               16.75    8,717   146.0         22.13   13.50   16.75    0.00   -4.61   -14.67
MWBX  MetroWest Bank of MA*                       6.75   14,258    96.2          9.50    5.75    7.00   -3.57  -15.63   -25.00
METF  Metropolitan Fin. Corp. of OH              10.75    7,051    75.8         18.88    9.00   10.75    0.00  -21.13   -30.65
MIFC  Mid Iowa Financial Corp. of IA(8)          13.75    1,735    23.9         14.00   10.13   13.75    0.00   35.74    19.57
MCBN  Mid-Coast Bancorp of ME                     8.25      713     5.9         14.00    7.50    8.25    0.00  -14.68   -17.50
MWBI  Midwest Bancshares, Inc. of IA             12.50    1,071    13.4         19.50   10.75   13.00   -3.85  -28.90   -31.51
MFFC  Milton Fed. Fin. Corp. of OH               13.50    2,237    30.2         17.00   12.31   14.00   -3.57  -12.56   -12.22
MBSP  Mitchell Bancorp, Inc. of NC(8)            15.75      931    14.7         18.50   14.00   15.38    2.41  -11.12    -7.35
MBBC  Monterey Bay Bancorp of CA                 13.13    3,923    51.5         21.40   10.75   12.44    5.55  -13.62   -15.83
MONT  Montgomery Fin. Corp. of IN                10.50    1,642    17.2         13.63    9.75   10.50    0.00  -17.65   -18.48
MSBK  Mutual SB, FSB of Bay City MI               7.50    4,290    32.2         14.13    5.75    7.50    0.00  -43.40   -42.31
MYST  Mystic Financial of MA*                    12.00    2,574    30.9         18.56    9.75   12.38   -3.07   20.00    20.00
NHTB  NH Thrift Bancshares of NH                 16.38    2,095    34.3         21.75   12.00   17.75   -7.72  -25.55   -20.10
NSLB  NS&L Bancorp, Inc of Neosho MO             13.13      686     9.0         19.25   13.00   13.00    1.00  -29.26   -30.46
NSSY  NSS Bancorp of CT(8)*                      48.00    2,378   114.1         58.75   35.00   50.00   -4.00   30.61    27.15
NMSB  Newmil Bancorp, Inc. of CT*                11.75    3,837    45.1         14.63   10.00   12.63   -6.97  -12.96    -9.62
NBCP  Niagara Bancorp of NY MHC(45.4*            11.50   29,756   155.3         17.00    8.50   11.38    1.05   15.00    15.00
NBSI  North Bancshares of Chicago IL             12.13    1,271    15.4         18.83   11.00   12.00    1.08  -31.35   -32.16
FFFD  North Central Bancshares of IA             18.00    3,104    55.9         24.88   15.00   17.69    1.75   -3.38    -9.46
NEIB  Northeast Indiana Bncrp of IN              16.50    1,815    29.9         20.68   14.89   16.50    0.00  -11.48   -17.95
NWSB  Northwest Bcrp MHC of PA (30.8             12.00   46,865   173.3         18.00    9.00   12.00    0.00  -21.16   -15.07
NWEQ  Northwest Equity Corp. of WI               17.50      825    14.4         22.25   15.63   18.00   -2.78   -2.78   -15.66
NTMG  Nutmeg FS&LA of CT                         12.00    1,077    12.9         13.00    8.72   12.00    0.00   33.33    14.29
OHSL  OHSL Financial Corp. of OH                 14.00    2,496    34.9         18.38   12.88   14.00    0.00    1.82     3.70
OCFC  Ocean Fin. Corp. of NJ                     14.88   14,757   219.6         20.00   12.00   14.94   -0.40  -19.31   -20.13
OTFC  Oregon Trail Fin. Corp. of OR              13.25    3,950    52.3         18.50   11.00   13.25    0.00  -16.56   -23.76

                                                        Current Per Share Financials
                                                   ----------------------------------------
                                                                            Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.  Core     Value/  Value/  Assets
Financial Institution                                 EPS(3)  EPS(3)   Share  Share(4) Share
---------------------                                ------  -------   -----  ------- -------
                                                       ($)     ($)      ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
IFSB  Independence FSB of DC                          4.18    3.32     16.53   15.10   207.60
INBI  Industrial Bancorp of OH                        1.12    1.12     12.44   12.44    77.75
IWBK  Interwest Bancorp of WA                         1.29    1.09     11.00   10.07   156.44
PSW  Ipswich SB of Ipswich MA*                        1.10    0.93      5.74    5.74   104.29
JXVL  Jacksonville Bancorp of TX                      1.30    1.30     14.48   14.48   100.20
JXSB  Jcksnville SB,MHC of IL (45.6)                  0.50    0.30      9.41    9.41    87.16
JSBA  Jefferson Svgs Bancorp of MO                    0.98    0.87     11.84    9.50   123.81
KSBK  KSB Bancorp of Kingfield ME*                    1.33    1.33      9.54    8.30   122.63
KFBI  Klamath First Bancorp of OR                     0.96    0.93     14.63   13.48   103.99
LSBI  LSB Fin. Corp. of Lafayette IN                  1.89    1.62     19.70   19.70   234.33
LVSB  Lakeview Financial of NJ                        1.94    0.83     11.60    7.78   121.69
LARK  Landmark Bancshares, Inc of KS                  1.84    1.55     22.57   22.57   172.69
LARL  Laurel Capital Group of PA                      1.40    1.44     11.13   11.13   100.35
LSBX  Lawrence Savings Bank of MA*                    2.12    2.09      9.61    9.61    79.63
LFED  Leeds Fed Bksr MHC of MD (36.3                  0.64    0.64      9.49    9.49    58.26
LXMO  Lexington B&L Fin. Corp. of MO                  0.62    0.62     15.17   14.15    94.45
LIBB  Liberty Bancorp MHC of NJ (47)                  0.37    0.37      8.76    8.76    63.69
LFCO  Life Financial Corp of CA (8)                   1.78    1.87      9.38    9.38    57.96
LFBI  Little Falls Bancorp of NJ                      0.78    0.77     15.00   13.95   137.49
LOGN  Logansport Fin. Corp. of IN                     1.08    1.09     13.51   13.51    77.14
MAFB  MAF Bancorp, Inc. of IL                         1.70    1.62     12.56   11.24   161.03
MBLF  MBLA Financial Corp. of MO                      1.51    1.49     22.33   22.33   162.97
MECH  MECH Financial Inc of CT*                       1.62    1.61     17.51   17.51   180.30
MFBC  MFB Corp. of Mishawaka IN                       1.52    1.56     20.95   20.95   210.33
MSBF  MSB Financial, Inc of MI                        0.91    0.77     10.13   10.13    61.37
MARN  Marion Capital Holdings of IN                   1.35    1.35     22.01   21.53   121.50
MRKF  Market Fin. Corp. of OH                         0.41    0.41     11.29   11.29    40.87
MASB  MassBank Corp. of Reading MA*                   3.06    2.64     31.05   30.66   262.93
MFLR  Mayflower Co-Op. Bank of MA*                    1.67    1.45     14.67   14.46   158.85
MDBK  Medford Bancorp, Inc. of MA*                    1.39    1.31     11.83   11.24   130.10
MWBX  MetroWest Bank of MA*                           0.55    0.54      3.49    3.49    46.93
METF  Metropolitan Fin. Corp. of OH                   0.93    0.80      5.61    5.20   150.18
MIFC  Mid Iowa Financial Corp. of IA(8)               0.79    0.78      7.73    7.72    77.83
MCBN  Mid-Coast Bancorp of ME                         0.61    0.53      7.35    7.35    91.60
MWBI  Midwest Bancshares, Inc. of IA                  1.27    1.10     11.04   11.04   149.94
MFFC  Milton Fed. Fin. Corp. of OH                    0.67    0.54     11.75   11.75   105.17
MBSP  Mitchell Bancorp, Inc. of NC(8)                 0.47    0.47     15.72   15.72    40.07
MBBC  Monterey Bay Bancorp of CA                      0.33    0.33     11.97   10.95   111.19
MONT  Montgomery Fin. Corp. of IN                     0.62    0.62     12.27   12.27    72.68
MSBK  Mutual SB, FSB of Bay City MI                   1.79   -0.58      8.27    8.27   136.57
MYST  Mystic Financial of MA*                         0.62    0.58     13.33   13.33    75.15
NHTB  NH Thrift Bancshares of NH                      1.38    1.28     12.60   11.01   154.81
NSLB  NS&L Bancorp, Inc of Neosho MO                  0.60    0.59     16.87   16.76    91.32
NSSY  NSS Bancorp of CT(8)*                           2.18    1.92     23.19   22.62   274.11
NMSB  Newmil Bancorp, Inc. of CT*                     0.81    0.62      9.01    9.01    96.37
NBCP  Niagara Bancorp of NY MHC (45.4*                0.30    0.45      8.76    8.76    48.09
NBSI  North Bancshares of Chicago IL                  0.36    0.31     10.43   10.43    98.30
FFFD  North Central Bancshares of IA                  1.42    1.40     16.02   13.93   107.83
NEIB  Northeast Indiana Bncrp of IN                   1.27    1.27     14.61   14.61   111.99
NWSB  Northwest Bcrp MHC of PA (30.8                  0.45    0.44      4.65    4.18    54.68
NWEQ  Northwest Equity Corp. of WI                    1.51    1.37     14.54   14.54   120.14
NTMG  Nutmeg FS&LA of CT                              0.87    0.46      6.31    6.31   104.10
OHSL  OHSL Financial Corp. of OH                      0.83    0.77     10.76   10.76    99.30
OCFC  Ocean Fin. Corp. of NJ                          0.93    0.93     14.29   14.22   104.24
OTFC  Oregon Trail Fin. Corp. of OR                   0.83    0.83     15.82   15.82    69.51

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                            Exhibit 1A (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of November 10, 1998

                                             Market Capitalization                         Price Change Data
                                            -----------------------           ----------------------------------------------------
                                                      Shares   Market             52 Week (1)            % Change From
                                                                              ----------------   ---------------------------------
                                             Price/   Outst-   Capital-                           Last    Last   52 Wks   Dec 31,
Financial Institution                       Share(1)  anding   ization(9)        High    Low      Week    Week   Ago(2)  1997(2)
---------------------                       -------   -------  -------        -------- -------   ------- ------- ------- ---------
                                              ($)      (000)    ($Mil)          ($)      ($)       ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
OFCP  Ottawa Financial Corp. of MI            23.13     5,717     132.2        30.91     18.88     23.00    0.57   -9.54   -25.17
PFFB  PFF Bancorp of Pomona CA                15.31    15,440     236.4        21.13     11.94     16.13   -5.08  -19.97   -22.99
PHSED PHS Bancorp of PA (45.0)                14.37     2,760      17.8        22.13     11.50     14.63   -1.78  -21.82   -23.89
PSFI  PS Financial of Chicago IL              10.00     2,019      20.2        22.38      8.50     10.63   -5.93  -39.39   -55.32
PSBI  PSB Bancorp Inc. of PA*                  7.31     3,101      22.7        11.27      6.25      7.69   -4.94  -28.33   -35.14
PVFC  PVF Capital Corp. of OH                 14.00     3,991      55.9        18.83     10.00     13.50    3.70    7.03     4.01
PBCI  Pamrapo Bancorp, Inc. of NJ             23.50     2,843      66.8        32.38     22.13     23.38    0.51   -6.00   -13.76
PFED  Park Bancorp of Chicago IL              14.63     2,418      35.4        19.75     13.25     14.63    0.00  -19.31   -21.47
PVSA  Parkvale Financial Corp of PA           20.50     6,381     130.8        28.00     19.60     20.75   -1.20  -10.48   -25.18
PBHC  Pathfinder BC MHC of NY (45.2)*         11.88     2,736      15.2        26.13      9.88     10.75   10.51  -35.19   -40.60
PEEK  Peekskill Fin. Corp. of NY              13.88     2,860      39.7        18.25     12.00     13.63    1.83  -21.80   -17.13
PFSB  PennFed Fin. Services of NJ             13.63     9,236     125.9        19.00     10.25     13.63    0.00  -12.06   -20.43
PWBK  Pennwood Bancorp, Inc. of PA            11.13       697       7.8        17.44      9.00     11.13    0.00  -21.89   -24.85
PBKB  People's Bancshares of MA*              20.75     3,317      68.8        27.75     15.00     20.81   -0.29   12.16    -8.79
TSBS  Peoples Bancorp Inc of NJ(8)*           10.69    36,373     388.8        11.83      6.97     11.00   -2.82   12.05    -9.64
PFDC  Peoples Bancorp of Auburn IN            19.88     3,281      65.2        25.00     19.88     19.88    0.00  -12.92    -9.64
PBCT  Peoples Bank, MHC of CT (41.2)*         28.38    64,147     784.2        41.13     19.19     28.50   -0.42  -16.23   -25.32
PFFC  Peoples Fin. Corp. of OH                12.00     1,352      16.2        18.50     10.00     11.00    9.09  -14.29   -20.69
PHBK  Peoples Heritage Fin Grp of ME*         18.25    87,784   1,602.1        26.50     13.81     19.81   -7.87   -8.48   -20.65
PSFC  Peoples Sidney Fin. Corp of OH          16.75     1,755      29.4        24.38     15.00     17.00   -1.47   -4.99    -6.32
PERM  Permanent Bancorp, Inc. of IN           12.81     4,249      54.4        18.25     10.94     12.50    2.48   -1.46   -17.67
PCBC  Perry Co. Fin. Corp. of MO              19.75       828      16.4        24.13     18.00     19.75    0.00  -21.00   -18.15
PHFC  Pittsburgh Home Fin Corp of PA          14.00     1,872      26.2        20.81     12.13     14.50   -3.45  -25.85   -22.22
PFSL  Pocahontas Bancorp of AR                 9.00     6,685      60.2        11.43      6.75      9.06   -0.66    3.45   -18.63
PTRS  Potters Financial Corp of OH            14.00       938      13.1        22.25     13.00     14.00    0.00  -13.85   -30.00
PRBC  Prestige Bancorp of PA                  13.25     1,000      13.3        22.07     12.50     13.25    0.00  -15.34   -23.81
PFNC  Progress Financial Corp. of PA          14.00     5,192      72.7        21.67     11.50     13.88    0.86    1.38   -10.88
PROV  Provident Fin. Holdings of CA           15.75     4,625      72.8        24.25     14.00     16.25   -3.08  -21.01   -28.02
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       18.75     2,106      11.7        51.00     16.00     19.25   -2.60  -36.97   -40.25
PLSK  Pulaski SB, MHC of NJ (47.0)            11.38     2,108      11.3        20.50     10.13     11.38    0.00  -44.49   -40.88
PULS  Pulse Bancorp of S. River NJ(8)         29.25     3,190      93.3        30.50     23.00     28.06    4.24   15.84    11.94
QCFB  QCF Bancorp of Virginia MN              25.25     1,321      33.4        31.75     25.00     25.25    0.00   -6.48   -15.13
QCBC  Quaker City Bancorp of CA               16.00     5,799      92.8        21.25     11.75     16.00    0.00   -1.23    -5.88
QCSB  Queens County Bancorp of NY*            30.00    21,419     642.6        31.42     22.88     29.91    0.30   26.53    11.11
RARB  Raritan Bancorp of Raritan NJ(8)*       35.00     2,456      86.0        37.00     24.75     35.00    0.00   22.25    25.00
RELY  Reliance Bancorp, Inc. of NY            26.25     8,984     235.8        42.25     21.50     27.00   -2.78  -21.64   -28.34
RELI  Reliance Bancshares Inc of WI(8)         9.63     2,396      23.1        10.13      8.06      9.63    0.00   13.29     1.37
RCBK  Richmond County Fin Corp of NY          15.31    26,424     404.6        19.75     11.31     15.38   -0.46   53.10    53.10
RIVR  River Valley Bancorp of IN              15.00     1,190      17.9        20.75     13.25     15.00    0.00  -14.29   -20.00
RVSB  Riverview Bancorp of WA                 13.38     6,186      82.8        19.13     11.25     12.75    4.94   -4.43   -24.62
RSLN  Roslyn Bancorp, Inc. of NY*             17.13    41,400     709.2        30.50     13.31     17.88   -4.19  -20.10   -26.32
SCCB  S. Carolina Comm. Bnshrs of SC          13.50       580       7.8        24.00     13.50     13.50    0.00  -40.00   -40.00
SFED  SFS Bancorp of Schenectady NY(8)        21.88     1,208      26.4        27.88     19.75     21.75    0.60   -2.50   -18.60
SGVB  SGV Bancorp of W. Covina CA             13.50     2,219      30.0        18.81     11.75     13.50    0.00  -25.00   -23.94
SISB  SIS Bancorp, Inc. of MA(8)*             40.25     7,171     288.6        52.63     29.50     44.50   -9.55   21.05     0.15
SWCB  Sandwich Bancorp of MA(8)*              58.50     2,043     119.5        64.50     37.00     55.88    4.69   46.25    32.95
SKAN  Skaneateles Bancorp Inc of NY*          13.75     1,447      19.9        22.25     12.63     13.75    0.00  -31.25   -37.87
SKBOD Skibo Fin Corp MHC of PA(45.0)          12.00     3,450      12.4        14.00      6.75     12.13   -1.07   -3.38    -4.00
SOBI  Sobieski Bancorp of S. Bend IN          14.50       764      11.1        24.25     13.88     14.50    0.00  -24.68   -28.85
SFFS  Sound Bancorp MHC of NY (44.1)           9.94     5,212      22.9        10.13      8.50     10.00   -0.60   -0.60    -0.60
SSFC  South Street Fin. Corp. of NC*           8.25     4,676      38.6        19.13      8.00      8.38   -1.55  -52.17   -56.58
SBAN  SouthBanc Shares Inc. of SC             19.75     4,306      85.0        23.76     15.00     20.00   -1.25    7.51    -7.10
SCBS  Southern Commun. Bncshrs of AL          13.00     1,137      14.8        20.75     12.00     13.00    0.00  -27.78   -28.77
SMBC  Southern Missouri Bncrp of MO           16.75     1,412      23.7        23.25     15.75     16.75    0.00   -7.61   -18.29
SVRN  Sovereign Bancorp, Inc. of PA           14.06   163,725   2,302.0        22.19      9.00     14.44   -2.63  -12.34   -18.68


                                                      Current Per Share Financials
                                                ---------------------------------------------------------
                                                                                     Tangible
                                                  Trailing     12 Mo.       Book       Book
                                                   12 Mo.      Core        Value/     Value/      Assets/
Financial Institution                              EPS(3)      EPS(3)      Share      Share(4)    Share
---------------------                           --------     -------      -------    --------     -------
                                                  ($)          ($)          ($)         ($)         ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
OFCP  Ottawa Financial Corp. of MI               1.38          1.23         13.23       10.85       160.90
PFFB  PFF Bancorp of Pomona CA                   1.11          1.06         14.96       14.80       197.19
PHSED PHS Bancorp of PA (45.0)                   0.58          0.53         10.62       10.62        85.84
PSFI  PS Financial of Chicago IL                 0.42          0.73         11.27       11.27        42.10
PSBI  PSB Bancorp Inc. of PA*                    0.37          0.37          9.41        9.41        47.49
PVFC  PVF Capital Corp. of OH                    1.23          1.15          7.82        7.82       108.56
PBCI  Pamrapo Bancorp, Inc. of NJ                1.59          1.53         17.40       17.32       139.72
PFED  Park Bancorp of Chicago IL                 0.70          0.71         16.55       16.55        81.39
PVSA  Parkvale Financial Corp of PA              1.79          1.76         13.16       13.10       176.04
PBHC  Pathfinder BC MHC of NY (45.2)*            0.53          0.45          8.61        7.35        72.40
PEEK  Peekskill Fin. Corp. of NY                 0.65          0.66         15.11       15.11        70.05
PFSB  PennFed Fin. Services of NJ                1.23          1.16         11.30        9.90       169.60
PWBK  Pennwood Bancorp, Inc. of PA               0.40          0.44         11.42       11.42        66.11
PBKB  People's Bancshares of MA*                 1.66          0.63          9.79        9.37       258.78
TSBS  Peoples Bancorp Inc of NJ(8)*              0.28          0.27          9.41        9.13        23.99
PFDC  Peoples Bancorp of Auburn IN               1.31          1.31         13.88       13.88        92.75
PBCT  Peoples Bank, MHC of CT (41.2)*            1.67          1.00         13.36       11.19       149.96
PFFC  Peoples Fin. Corp. of OH                   0.71          0.33         10.89       10.89        62.80
PHBK  Peoples Heritage Fin Grp of ME*            0.76          1.02          8.24        6.85       111.27
PSFC  Peoples Sidney Fin. Corp of OH             0.70          0.70         11.18       11.18        60.34
PERM  Permanent Bancorp, Inc. of IN              0.62          0.59         10.23        8.35       119.26
PCBC  Perry Co. Fin. Corp. of MO                 1.01          1.00         20.02       20.02       108.41
PHFC  Pittsburgh Home Fin Corp of PA             1.15          1.02         13.80       13.65       199.00
PFSL  Pocahontas Bancorp of AR                   0.40          0.40          8.74        8.47        60.52
PTRS  Potters Financial Corp of OH               1.01          0.90         11.66       11.66       136.62
PRBC  Prestige Bancorp of PA                     0.71          0.69         15.26       15.26       169.98
PFNC  Progress Financial Corp. of PA             0.77          0.69          8.03        7.17       116.01
PROV  Provident Fin. Holdings of CA              1.11          0.40         18.11       18.11       181.76
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)          0.95          0.78         11.70       11.70        87.19
PLSK  Pulaski SB, MHC of NJ (47.0)               0.45          0.48         10.68       10.68        90.76
PULS  Pulse Bancorp of S. River NJ(8)            1.74          1.74         14.39       14.39       170.56
QCFB  QCF Bancorp of Virginia MN                 2.01          1.95         19.93       19.93       113.92
QCBC  Quaker City Bancorp of CA                  1.30          1.21         13.66       13.66       154.08
QCSB  Queens County Bancorp of NY*               1.18          1.16          6.91        6.91        79.68
RARB  Raritan Bancorp of Raritan NJ(8)*          1.71          1.65         13.67       13.53       176.53
RELY  Reliance Bancorp, Inc. of NY               2.09          2.07         20.65       14.22       277.51
RELI  Reliance Bancshares Inc of WI(8)           0.24          0.23          9.34        9.34        17.65
RCBK  Richmond County Fin Corp of NY             0.27          0.73         12.48       12.44        64.06
RIVR  River Valley Bancorp of IN                 1.07          0.94         15.54       15.34       114.02
RVSB  Riverview Bancorp of WA                    0.72          0.68         10.02        9.71        43.42
RSLN  Roslyn Bancorp, Inc. of NY*                1.11          1.06         14.36       14.29        93.07
SCCB  S. Carolina Comm. Bnshrs of SC             0.70          0.70         16.23       16.23        82.74
SFED  SFS Bancorp of Schenectady NY(8)           0.95          0.92         18.14       18.14       147.43
SGVB  SGV Bancorp of W. Covina CA                0.78          0.76         13.93       13.76       204.14
SISB  SIS Bancorp, Inc. of MA(8)*                1.68          2.09         18.34       18.34       256.82
SWCB  Sandwich Bancorp of MA(8)*                 2.45          2.32         21.81       21.20       259.92
SKAN  Skaneateles Bancorp Inc of NY*             1.08          1.00         12.96       12.68       187.65
SKBOD Skibo Fin Corp MHC of PA(45.0)             0.24          0.29          7.09        7.09        42.20
SOBI  Sobieski Bancorp of S. Bend IN             0.71          0.69         16.84       16.84       121.07
SFFS  Sound Bancorp MHC of NY (44.1)             0.63          0.63         10.02       10.02        52.59
SSFC  South Street Fin. Corp. of NC*             0.22          0.22          7.37        7.37        43.56
SBAN  SouthBanc Shares Inc. of SC                0.62          0.66         17.72       17.72        85.38
SCBS  Southern Commun. Bncshrs of AL             0.75          0.75         10.36       10.36        59.74
SMBC  Southern Missouri Bncrp of MO              0.75          0.79         17.08       17.08       110.43
SVRN  Sovereign Bancorp, Inc. of PA              0.53          0.66          6.34        5.59       115.12

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit 1A (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of November 10, 1998

                                                   Market Capitalization                          Price Change Data
                                                  -----------------------      -----------------------------------------------------
                                                           Shares  Market        52 Week (1)                   % Change From
                                                                               ---------------            --------------------------
                                                   Price/  Outst- Capital-                       Last       Last    52 Wks   Dec 31,
Financial Institution                             Share(1) anding ization(9)    High     Low     Week       Week    Ago(2)  1997(2)
---------------------                             -------  ------ ----------   ------- -------  -------   -------  -------  --------
                                                     ($)    (000)  ($Mil)         ($)     ($)      ($)       (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
STFR  St. Francis Cap. Corp. of WI                  40.38   4,788   193.3        50.75   34.50    40.88     -1.22    2.88   -20.04
SPBC  St. Paul Bancorp, Inc. of IL                  20.38  40,598   827.4        27.06   16.81    21.06     -3.23  -11.39   -22.36
SFFC  StateFed Financial Corp. of IA                11.00   1,549    17.0        15.00    9.00     9.50     15.79  -18.52   -25.42
SFIN  Statewide Fin. Corp. of NJ                    15.88   4,397    69.8        26.69   15.25    16.25     -2.28  -27.42   -33.83
STSA  Sterling Financial Corp. of WA                18.50   7,606   140.7        27.63   14.00    17.25      7.25  -17.78   -14.94
ROSE  T R Financial Corp. of NY*                    31.25  17,630   550.9        44.75   19.88    33.25     -6.02   -4.58    -6.02
THRD  TF Financial Corp. of PA                      20.00   3,192    63.8        30.00   16.13    19.75      1.27  -14.46   -33.33
THTL  Thistle Group Holdings of PA                   9.00   9,000    81.0        10.06    7.63     9.00      0.00  -10.00   -10.00
TSBK  Timberland Bancorp of WA                      13.25   6,282    83.2        18.50   10.75    14.00     -5.36   32.50    32.50
TRIC  Tri-County Bancorp of WY                      12.88   1,167    15.0        16.50   11.25    12.50      3.04  -11.17   -14.13
TWIN  Twin City Bancorp, Inc. of TN                 13.75   1,241    17.1        15.50   12.75    13.75      0.00    0.88   -11.29
USAB  USABancshares, Inc of PA*                      7.00   2,002    14.0        13.31    6.19     7.63     -8.26   11.46    -6.67
UCBC  Union Community Bancorp of IN                 12.13   3,042    36.9        15.81   10.63    12.13      0.00   21.30   -17.09
UCFC  United Community Fin. of OH                   13.88  33,465   464.5        17.94   13.00    14.00     -0.86   38.80    38.80
UBMT  United Fin. Corp. of MT                       24.75   1,698    42.0        31.50   21.75    24.25      2.06    N.A.     N.A.
UTBI  United Tenn. Bancshares of TN                 12.38   1,455    18.0        16.00    9.88    12.38      0.00   23.80    23.80
WHGB  WHG Bancshares of MD                          12.00   1,389    16.7        19.00   10.13    12.00      0.00  -24.72   -36.00
WSFS  WSFS Financial Corp. of DE*                   17.06  12,233   208.7        23.88   12.75    17.75     -3.89   -4.59   -14.70
WVFC  WVS Financial Corp. of PA                     14.88   3,615    53.8        20.13   14.75    14.88      0.00  -10.84   -15.60
WRNB  Warren Bancorp of Peabody MA*                  9.06   7,911    71.7        14.38    8.75     9.19     -1.41   -9.40   -21.22
WSBI  Warwick Community Bncrp of NY*                13.69   6,607    90.4        18.00   10.38    14.38     -4.80   36.90   -21.23
WFSL  Washington Federal, Inc. of WA                25.38  51,446 1,305.7        30.13   22.25    26.75     -5.12   -9.23   -11.20
WAYN  Wayne Svgs Bks MHC of OH (48.2                21.25   2,487    25.4        30.00   17.00    21.25      0.00  -24.30   -19.39
WCFB  Wbstr Cty FSB MHC of IA (45.6)                17.00   2,114    16.4        21.75   12.50    17.00      0.00  -19.05   -15.00
WBST  Webster Financial Corp. of CT                 26.50  37,943 1,005.5        36.25   18.88    27.88     -4.95  -15.87   -20.30
WEFC  Wells Fin. Corp. of Wells MN                  16.75   1,652    27.7        22.00   15.25    16.75      0.00   -8.22    -6.32
WEBK  West Essex MHC of NJ (42.2)                   10.00   4,197    17.7        10.13    8.41    10.00      0.00    0.00     0.00
WCBI  WestCo Bancorp, Inc. of IL(8)                 34.00   2,405    81.8        34.00   26.00    34.00      0.00   25.93    24.77
WSTR  WesterFed Fin. Corp. of MT                    18.75   5,589   104.8        26.75   17.00    18.25      2.74  -18.48   -26.47
WOFC  Western Ohio Fin. Corp. of OH                 23.00   2,298    52.9        27.50   19.75    21.75      5.75  -12.38   -14.43
WEHO  Westwood Hmstd Fin Corp of OH                 10.63   2,436    25.9        18.13   10.00    10.50      1.24  -35.34   -37.47
FFWD  Wood Bancorp of OH                            13.88   2,691    37.4        27.00   12.25    13.25      4.75   -6.22   -26.17
YFCB  Yonkers Fin. Corp. of NY                      14.00   2,726    38.2        20.25   13.00    14.00      0.00  -26.32   -27.27
YFED  York Financial Corp. of PA                    17.88   9,416   168.4        25.95   14.88    18.38     -2.72  -16.17   -27.08


                                                         Current Per Share Financials
                                                 ---------------------------------------------
                                                                             Tangible
                                                 Trailing   12 Mo.    Book     Book

                                                  12 Mo.    Core     Value/   Value/   Assets/
Financial Institution                             EPS(3)    EPS(3)   Share   Share(4)  Share
---------------------                            --------  -------  -------  -------  --------
                                                     ($)      ($)      ($)      ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
STFR  St. Francis Cap. Corp. of WI                 2.68     2.60    27.35    24.47    366.50
SPBC  St. Paul Bancorp, Inc. of IL                 1.22     1.17    10.79    10.75    112.44
SFFC  StateFed Financial Corp. of IA               0.66     0.66    10.38    10.38     57.97
SFIN  Statewide Fin. Corp. of NJ                   1.21     1.16    14.51    14.49    149.34
STSA  Sterling Financial Corp. of WA               0.92     1.32    14.72     6.49    273.76
ROSE  T R Financial Corp. of NY*                   2.36     1.98    15.10    15.10    237.29
THRD  TF Financial Corp. of PA                     1.23     1.10    16.46    14.08    218.09
THTL  Thistle Group Holdings of PA                 0.53     0.53    10.79    10.79     38.81
TSBK  Timberland Bancorp of WA                     0.71     0.66    13.55    13.55     41.88
TRIC  Tri-County Bancorp of WY                     0.79     0.75    12.44    12.44     74.31
TWIN  Twin City Bancorp, Inc. of TN                0.89     0.72    11.29    11.29     89.13
USAB  USABancshares, Inc of PA*                    0.26     0.32     6.55     6.51     67.28
UCBC  Union Community Bancorp of IN                0.47     0.47    14.22    14.22     35.53
UCFC  United Community Fin. of OH                  0.58     0.58    12.47    12.47     38.59
UBMT  United Fin. Corp. of MT                      1.35     1.32    17.83    17.23    120.93
UTBI  United Tenn. Bancshares of TN                0.71     0.71    13.83    13.83     51.16
WHGB  WHG Bancshares of MD                         0.46     0.46    14.52    14.52     95.01
WSFS  WSFS Financial Corp. of DE*                  1.42     1.37     7.77     7.74    130.44
WVFC  WVS Financial Corp. of PA                    0.97     1.05     9.12     9.12     82.17
WRNB  Warren Bancorp of Peabody MA*                0.76     0.72     5.14     5.14     48.52
WSBI  Warwick Community Bncrp of NY*               0.19     0.64    13.04    13.04     62.12
WFSL  Washington Federal, Inc. of WA               2.17     2.10    14.91    13.87    109.57
WAYN  Wayne Svgs Bks MHC of OH (48.2               0.73     0.66     9.94     9.94    104.30
WCFB  Wbstr Cty FSB MHC of IA (45.6)               0.63     0.63    10.75    10.75     45.93
WBST  Webster Financial Corp. of CT                1.58     1.61    14.91    12.78    241.51
WEFC  Wells Fin. Corp. of Wells MN                 1.46     1.33    15.25    15.25    112.52
WEBK  West Essex MHC of NJ (42.2)                  0.27     0.27    10.76    10.76     80.14
WCBI  WestCo Bancorp, Inc. of IL(8)                1.87     1.86    19.95    19.95    132.43
WSTR  WesterFed Fin. Corp. of MT                   1.29     1.26    19.94    16.38    178.85
WOFC  Western Ohio Fin. Corp. of OH                0.12     0.10    22.57    21.11    155.48
WEHO  Westwood Hmstd Fin Corp of OH                0.41     0.57    10.21    10.21     52.33
FFWD  Wood Bancorp of OH                           0.88     0.72     8.38     8.38     61.74
YFCB  Yonkers Fin. Corp. of NY                     1.09     0.99    15.17    15.17    147.31
YFED  York Financial Corp. of PA                   1.06     0.84    11.60    11.60    130.55

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                 Exhibit 1B
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998

                                                                    Key Financial Ratios                      Asset Quality Ratios
                                                 ----------------------------------------------------------   --------------------
                                                          Tang.
                                                 Equity/ Equity/     Reported Earnings       Core Earnings
                                                                  ----------------------    ---------------      NPAs   Resvs/
Financial Institution                            Assets  Assets   ROA(5)  ROE(5)  ROI(5)    ROA(5)   ROE(5)     Assets   NPAs
---------------------                            ------- -------  ------ -------  ------    ------  -------     ------  ------
                                                   (%)     (%)     (%)     (%)      (%)       (%)     (%)         (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(276)                         13.67  13.38    0.91    7.80    5.77      0.86     7.34       0.60    139.30
NYSE Traded Companies(7)                           8.58   8.11    0.76   10.15    5.91      0.49     7.54       0.75    156.04
AMEX Traded Companies(22)                         13.69  13.56    0.73    5.86    5.56      0.76     5.63       0.49    184.75
NASDAQ Listed OTC Companies(247)                  13.81  13.51    0.92    7.91    5.79      0.88     7.49       0.61    136.10
California Companies(17)                           7.64   7.30    0.62    8.74    7.66      0.52     7.80       1.38     99.17
Florida Companies(5)                              11.23  10.50    0.88    8.75    5.56      0.59     5.23       0.46    163.09
Mid-Atlantic Companies(53)                        11.24  10.84    0.83    9.01    6.61      0.83     8.56       0.58    115.62
Mid-West Companies(131)                           14.36  14.14    0.91    6.97    5.21      0.88     6.78       0.56    142.87
New England Companies(7)                           7.46   7.15    0.72    9.97    7.22      0.62     8.45       0.66    132.66
North-West Companies(11)                          17.27  16.48    1.16    8.38    5.66      1.04     7.63       0.37    233.88
South-East Companies(41)                          17.24  17.07    1.09    8.20    5.49      1.04     7.73       0.63    151.21
South-West Companies(6)                           11.02  10.92    0.69    7.19    6.45      0.65     6.88       0.52     72.35
Western Companies (Excl CA)(5)                    16.85  16.35    0.99    6.29    5.84      0.97     6.16       0.35    144.03
Thrift Strategy(235)                              14.66  14.42    0.92    7.29    5.64      0.89     6.98       0.57    142.34
Mortgage Banker Strategy(24)                       7.61   6.85    0.73    9.57    4.82      0.66     8.95       0.73    129.21
Real Estate Strategy(7)                            7.34   7.11    0.92   12.47    9.19      0.83    11.35       1.31    114.12
Diversified Strategy(7)                            8.71   8.36    0.81   10.10    4.77      0.52     7.23       0.58    108.22
Retail Banking Strategy(3)                         6.78   6.24    1.41   20.74   20.56      1.13    16.57       0.91     64.52
Companies Issuing Dividends(232)                  13.84  13.55    0.95    7.99    5.96      0.90     7.45       0.57    140.75
Companies Without Dividends(44)                   12.70  12.44    0.64    6.69    4.68      0.67     6.74       0.77    131.07
Equity/Assets + 6 1/2% (16)                        4.79   4.33    0.54   10.68    6.28      0.55    10.98       1.12    104.52
Equity/Assets 6-12%(124)                           8.70   8.29    0.81    9.57    6.42      0.73     8.60       0.65    133.29
Equity/Assets ++ 12%(136)                         19.24  19.07    1.03    5.85    5.12      1.03     5.77       0.50    148.67
Converted Last 3 Mths (no MHC)(1)                 30.74  30.74    0.64    2.08    2.81      0.64     2.08       0.00      0.00
Actively Traded Companies(28)                      8.94   8.40    0.90   10.70    5.45      0.91    11.31       0.78    137.64
Market Value Below $20 Million(63)                14.89  14.79    0.84    5.98    5.92      0.78     5.43       0.67    135.86
Holding Company Structure(248)                    13.67  13.38    0.90    7.72    5.73      0.87     7.34       0.62    135.05
Assets Over $1 Billion(55)                         9.23   8.59    0.79   10.25    6.34      0.77     9.73       0.82    113.42
Assets $500 Million-$1 Billion(37)                10.39   9.96    0.86    8.20    5.05      0.80     7.92       0.44    159.95
Assets $250-$500 Million(63)                      13.85  13.56    0.94    8.22    6.37      0.91     7.68       0.57    160.18
Assets less than $250 Million(121)                16.66  16.57    0.95    6.33    5.44      0.91     5.89       0.58    135.24
Goodwill Companies(112)                           10.68   9.99    0.84    9.25    6.26      0.79     8.56       0.66    131.81
Non-Goodwill Companies(161)                       15.71  15.71    0.95    6.73    5.45      0.91     6.46       0.56    145.76
Acquirors of FSLIC Cases(7)                        9.57   8.97    1.28   14.56   11.38      1.22    13.98       0.78     62.20

                                                                   Pricing Ratios                              Dividend Data (6)
                                                    -------------------------------------------------      ------------------------
                                                                                      Price/  Price/        Ind.   Divi-
                                                    Resvs/    Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                                Loans   Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                               ------   -------  ------  ------  ------ --------      ------  ------ ---------
                                                      (%)       (X)     (%)     (%)     (%)     (x)         ($)      (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(276)                            0.79    17.19    126.07  15.85   131.69  18.06        0.33    2.04   32.64
NYSE Traded Companies(7)                             1.38    17.56    153.06  13.50   163.41  13.52        0.21    0.89   19.42
AMEX Traded Companies(22)                            0.78    16.68    101.87  13.69   103.28  18.46        0.33    2.27   32.93
NASDAQ Listed OTC Companies(247)                     0.77    17.22    127.49  16.10   133.36  18.11        0.34    2.04   33.01
California Companies(17)                             1.28    13.76    110.16   8.42   116.35  12.41        0.15    0.77   15.98
Florida Companies(5)                                 0.95    16.77    137.62  16.17   152.89  20.81        0.14    1.13   18.47
Mid-Atlantic Companies(53)                           0.92    16.21    125.74  13.31   133.93  18.05        0.32    1.93   32.03
Mid-West Companies(131)                              0.66    17.71    125.51  16.55   128.84  18.28        0.34    2.13   32.98
New England Companies(7)                             1.02    14.13    132.88   9.65   140.43  17.30        0.39    2.23   30.27
North-West Companies(11)                             0.80    18.35    134.00  20.17   154.75  19.32        0.32    1.77   31.72
South-East Companies(41)                             0.77    18.47    136.16  20.14   140.12  19.28        0.39    2.39   39.53
South-West Companies(6)                              0.56    16.12    102.22  10.77   105.74  12.88        0.26    1.81   28.50
Western Companies (Excl CA)(5)                       0.90    17.30    101.02  16.75   106.07  17.62        0.56    3.35   58.51
Thrift Strategy(235)                                 0.74    17.50    120.43  16.42   124.33  18.24        0.34    2.14   34.18
Mortgage Banker Strategy(24)                         0.97    16.32    162.25  12.38   185.01  19.29        0.26    1.38   25.53
Real Estate Strategy(7)                              1.62    11.29    133.92  10.05   136.67  12.20        0.18    0.93   11.58
Diversified Strategy(7)                              1.08    20.09    195.48  16.88   205.20  18.17        0.40    2.02   40.52
Retail Banking Strategy(3)                           0.63     7.52    122.45   7.77   132.37   9.35        0.23    1.47    8.84
Companies Issuing Dividends(232)                     0.75    17.16    127.33  16.21   132.66  18.21        0.39    2.40   38.28
Companies Without Dividends(44)                      0.98    17.35    118.92  13.81   126.24  16.91        0.00    0.00    0.00
Equity/Assets + 6%(16)                               0.95    13.66    160.38   7.89   179.31  13.25        0.15    0.72   10.08
Equity/Assets 6-12%(124)                             0.87    15.46    141.01  12.06   149.51  17.05        0.32    1.82   27.77
Equity/Assets ++ 12%(136)                            0.70    19.16    108.44  20.24   109.87  19.51        0.37    2.39   40.36
Converted Last 3 Mths (no MHC)(1)                    0.00     0.00     73.99  22.74    73.99   0.00        0.00    0.00    0.00
Actively Traded Companies(28)                        0.92    16.67    165.75  14.43   182.18  16.44        0.44    1.95   33.41
Market Value Below $20 Million(63)                   0.66    17.68    101.84  14.56   102.49  18.87        0.31    2.36   37.26
Holding Company Structure(248)                       0.77    17.27    126.66  15.92   132.39  17.97        0.34    2.06   33.02
Assets Over $1 Billion(55)                           0.98    16.09    150.15  13.26   166.24  17.15        0.31    1.54   25.44
Assets $500 Million-$1 Billion(37)                   0.85    15.48    143.76  14.06   152.11  17.54        0.37    1.91   30.33
Assets $250-$500 Million(63)                         0.78    16.35    121.43  16.10   125.00  17.09        0.32    1.85   30.04
Assets less than $250 Million(121)                   0.68    18.59    111.62  17.49   112.48  19.13        0.34    2.39   38.45
Goodwill Companies(112)                              0.90    16.44    136.77  13.69   150.06  17.48        0.33    1.83   28.41
Non-Goodwill Companies(161)                          0.70    17.73    117.30  17.22   117.30  18.51        0.34    2.20   35.94
Acquirors of FSLIC Cases(7)                          0.62    13.04    142.26  13.76   152.62  12.66        0.47    1.99   24.69

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

 Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

+    less than sign.
++   greater than sign.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                                   Exhibit 1B (continued)
                              Weekly Thrift Market Line - Part Two
                                 Prices As Of November 10, 1998

                                                                Key Financial Ratios                         Asset Quality Ratios
                                            ------------------------------------------------------------  -----------------------
                                                     Tang.
                                            Equity/ Equity/     Reported Earnings        Core Earnings       NPAs   Resvs/  Resvs/
                                                              -----------------------   ----------------
Financial Institution                       Assets  Assets     ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)   Assets   NPAs    Loans
---------------------                       ------- -------   ------- ------- -------   -------- -------   ------- ------- -------
                                              (%)     (%)       (%)     (%)     (%)        (%)     (%)       (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(56)                      11.89    11.51    1.06   10.58    6.84       1.06    9.98       0.57  194.30    1.25
NYSE Traded Companies(5)                     17.61    15.76    1.39    9.67    5.41       1.49    8.93       1.08   83.51    0.90
AMEX Traded Companies(5)                     11.63    11.34    1.09   10.80    7.82       1.01    9.63       0.83  136.15    1.17
NASDAQ Listed OTC Companies(46)              11.23    11.01    1.02   10.67    6.90       1.01   10.15       0.49  214.78    1.31
California Companies(1)                      10.43    10.41    1.43   13.81   11.10       1.43   13.81       0.00    0.00    1.90
Mid-Atlantic Companies(21)                   14.39    13.80    0.96    8.27    5.15       1.07    8.37       0.79  128.74    1.13
New England Companies(29)                     9.81     9.52    1.13   12.72    7.95       1.03   11.38       0.48  252.40    1.41
North-West Companies(2)                      11.26    11.26    1.31   12.46    8.91       1.24   11.32       0.04    0.00    1.13
South-East Companies(3)                      15.00    14.84    0.77    4.38    5.17       0.98    5.79       0.32  159.18    0.52
Thrift Strategy(44)                          12.82    12.49    1.04    9.69    6.54       1.06    9.24       0.58  190.81    1.19
Mortgage Banker Strategy(6)                   8.55     8.09    1.07   13.24    7.98       0.91   10.77       0.33  264.90    1.15
Real Estate Strategy(2)                      10.51    10.50    1.52   14.41    9.74       1.48   14.02       0.90  116.78    1.73
Diversified Strategy(4)                       7.03     5.93    0.97   14.59    6.67       1.04   15.46       0.85  151.28    1.98
Companies Issuing Dividends(48)              11.34    10.89    1.05   10.76    6.73       1.04   10.03       0.53  190.78    1.20
Companies Without Dividends(8)               14.85    14.84    1.13    9.66    7.43       1.17    9.68       0.79  211.44    1.51
Equity/Assets (less than) 6%(3)               5.08     5.02    1.00   19.27    8.43       0.78   14.33       0.94  113.96    1.66
Equity/Assets 6-12%(35)                       8.73     8.39    1.03   11.90    7.37       0.96   10.93       0.55  200.35    1.36
Equity/Assets (greater than) 12%(18)         18.85    18.34    1.12    6.66    5.60       1.29    7.46       0.57  194.57    0.97
Converted Last 3 Mths (no MHC)(1)            27.23    27.23    0.47    1.74    2.67       1.06    3.91       1.28   74.83    1.43
Actively Traded Companies(14)                10.45     9.99    1.36   13.70    8.43       1.28   12.12       0.39  221.94    1.07
Market Value Below $20 Million(6)             8.88     8.68    0.75    8.16    7.14       0.78    8.47       0.76  231.68    1.21
Holding Company Structure(43)                12.62    12.38    1.05    9.84    6.49       1.08    9.54       0.48  212.59    1.26
Assets Over $1 Billion(16)                   11.26    10.27    1.22   12.15    6.51       1.25   11.79       0.63  181.05    1.25
Assets $500 Million-$1 Billion(11)            9.34     9.20    1.06   12.24    7.45       0.94   10.09       0.48  219.98    1.34
Assets $250-$500 Million(15)                 12.82    12.70    1.09   10.61    7.53       1.10    9.96       0.62  172.92    1.49
Assets less than $250 Million(14)            13.09    12.97    0.86    7.93    6.16       0.89    7.98       0.52  218.08    0.95
Goodwill Companies(28)                       10.21     9.40    0.99   11.09    7.09       0.95    9.99       0.75  162.48    1.25
Non-Goodwill Companies(28)                   13.39    13.39    1.12   10.13    6.63       1.16    9.97       0.43  224.61    1.25

                                                               Pricing Ratios                      Dividend Data(6)
                                                -----------------------------------------      -----------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                          ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(56)                          14.64  140.32   15.68  144.75   16.20         0.38    1.96   29.40
NYSE Traded Companies(5)                         18.03  155.32   24.67  158.15   19.25         0.55    1.43   28.49
AMEX Traded Companies(5)                         13.43  128.55   13.85  132.84   15.79         0.41    2.45   32.02
NASDAQ Listed OTC Companies(46)                  14.43  139.91   14.81  144.90   15.94         0.35    1.96   29.18
California Companies(1)                           9.01  116.50   12.15  116.75    9.01         0.00    0.00    0.00
Mid-Atlantic Companies(21)                       17.44  132.06   18.44  133.40   19.10         0.39    1.59   31.61
New England Companies(29)                        13.54  151.14   13.85  158.17   15.06         0.38    2.06   27.67
North-West Companies(2)                          11.29  137.04   14.68  137.04   12.22         0.32    2.40   27.80
South-East Companies(3)                          15.57  106.22   15.97  107.30   11.88         0.41    3.68   48.21
Thrift Strategy(44)                              15.05  132.01   16.20  132.71   16.89         0.40    1.99   30.52
Mortgage Banker Strategy(6)                      12.83  164.28   13.38  178.26   13.82         0.33    1.65   21.23
Real Estate Strategy(2)                          10.47  146.38   15.41  146.51   10.80         0.18    1.99   23.68
Diversified Strategy(4)                          16.44  196.30   13.63  229.05   15.04         0.37    2.03   35.35
Companies Issuing Dividends(48)                  14.45  146.32   15.84  151.75   16.31         0.45    2.32   35.13
Companies Without Dividends(8)                   15.67  108.79   14.85  108.90   15.65         0.00    0.00    0.00
Equity/Assets (less than) 6%(3)                  11.88  214.98   10.95  218.43   12.81         0.35    1.89   22.93
Equity/Assets 6-12%(35)                          14.28  150.17   13.72  158.59   15.61         0.40    2.03   29.75
Equity/Assets (greater than) 12%(18)             16.23  109.76   20.11  104.99   17.73         0.34    1.82   29.96
Converted Last 3 Mths (no MHC)(1)                 0.00   65.41   17.81   65.41   16.75         0.00    0.00    0.00
Actively Traded Companies(14)                    12.83  157.75   15.48  170.88   12.83         0.55    2.37   31.36
Market Value Below $20 Million(6)                15.37  111.17    9.82  115.33   14.24         0.23    1.57   21.68
Holding Company Structure(43)                    15.07  136.25   16.30  141.73   16.80         0.39    2.00   31.24
Assets Over $1 Billion(16)                       16.18  166.61   19.04  178.86   16.59         0.52    1.93   34.35
Assets $500 Million-$1 Billion(11)               12.57  154.18   13.44  158.05   16.03         0.54    2.67   37.47
Assets $250-$500 Million(15)                     12.89  128.47   14.89  130.27   15.36         0.23    1.67   21.65
Assets less than $250 Million(14)                15.81  117.95   14.16  119.96   16.77         0.28    1.86   26.46
Goodwill Companies(28)                           14.97  147.28   14.06  157.03   15.83         0.39    1.91   28.61
Non-Goodwill Companies(28)                       14.30  133.89   17.13  133.89   16.51         0.37    2.00   30.15


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based  on last  regular  quarterly  cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998

                                                           Key Financial Ratios                         Asset Quality Ratios
                                        ----------------------------------------------------------    -----------------------
                                                  Tang.
                                        Equity/ Equity/     Reported Earnings       Core Earnings       NPAs   Resvs/  Resvs/
                                                         ----------------------    ---------------
Financial Institution                   Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                   ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                           (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                 14.46    14.36    0.83    6.24    3.73       0.79    5.74       0.56  129.25    0.85
BIF-Insured Thrifts(3)                   13.01    11.94    0.89    8.23    4.32       0.80    6.93       0.75  136.84    1.13
NASDAQ Listed OTC Companies(23)          14.25    14.00    0.84    6.54    3.82       0.79    5.92       0.59  130.45    0.89
Florida Companies(2)                      6.15     5.98    0.65    8.98    4.97       0.52    7.18       0.27   78.51    0.34
Mid-Atlantic Companies(13)               13.30    13.04    0.72    5.78    3.68       0.73    5.67       0.66   79.13    0.83
Mid-West Companies(5)                    14.58    14.58    0.89    6.29    3.63       0.79    5.33       0.43  297.10    0.54
New England Companies(2)                 20.95    20.22    1.65   10.89    5.15       1.36    8.03       0.46  322.57    2.02
South-East Companies(1)                  20.28    20.28    0.73    5.92    2.40       0.66    5.39       0.50  132.06    0.96
Thrift Strategy(21)                      14.89    14.74    0.82    5.97    3.74       0.80    5.73       0.58  131.75    0.84
Mortgage Banker Strategy(1)               7.93     7.20    0.80    9.83    3.14       0.57    7.05       0.65   60.95    0.96
Diversified Strategy(1)                   8.91     7.46    1.22   13.50    5.88       0.73    8.08       0.59  177.88    1.64
Companies Issuing Dividends(19)          13.90    13.59    0.87    7.05    3.74       0.80    6.27       0.59  145.52    0.90
Companies Without Dividends(4)           15.63    15.63    0.73    4.50    4.13       0.73    4.50       0.59   73.94    0.84
Equity/Assets 6-12%(12)                   9.44     8.95    0.73    7.74    4.04       0.59    6.26       0.69   83.98    0.81
Equity/Assets >12%(11)                   19.05    19.05    0.95    5.33    3.60       0.98    5.57       0.49  172.27    0.97
Holding Company Structure(5)             14.49    14.14    0.78    5.85    4.13       0.82    6.01       0.64   96.29    0.66
Assets Over $1 Billion(5)                 9.94     9.30    0.86    9.47    4.07       0.75    7.92       0.46  126.66    0.96
Assets $500 Million-$1 Billion(3)        32.99    32.99    2.07    8.28    4.42       2.00    7.97       0.33  467.25    2.39
Assets $250-$500 Million(7)              13.36    13.36    0.76    5.65    3.93       0.74    5.41       0.70   64.94    0.78
Assets less than $250 Million(8)         15.53    15.28    0.73    5.07    3.44       0.69    4.69       0.62  141.19    0.73
Goodwill Companies(8)                    10.44     9.73    0.78    8.03    4.09       0.64    6.43       0.70   87.04    0.94
Non-Goodwill Companies(14)               16.06    16.06    0.84    5.69    3.45       0.84    5.58       0.52  163.36    0.87
MHC Institutions(23)                     14.25    14.00    0.84    6.54    3.82       0.79    5.92       0.59  130.45    0.89
MHC Converted Last 3 Months(2)           16.24    16.24    0.77    4.40    4.52       0.77    4.40       0.81   63.36    1.19

                                                   Pricing Ratios                      Dividend Data(6)
                                    -----------------------------------------    -------------------------
                                                             Price/  Price/        Ind.   Divi-
                                     Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution               Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------               ------- ------- ------- ------- ---------    ------- ------- ---------
                                      (X)     (%)     (%)     (%)      (x)          ($)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)              24.40  159.70   21.57  163.49   24.18         0.30    1.93   32.92
BIF-Insured Thrifts(3)                19.70  160.56   19.75  182.18   26.78         0.41    1.99   44.28
NASDAQ Listed OTC Companies(23)       23.73  159.83   21.29  166.29   24.78         0.32    1.94   35.35
Florida Companies(2)                  20.11  174.17   10.71  179.30   25.14         1.00    4.32    0.00
Mid-Atlantic Companies(13)            23.69  155.29   19.32  161.67   24.24         0.18    1.40   28.15
Mid-West Companies(5)                 27.62  171.37   24.25  171.37   26.98         0.57    3.29   60.00
New England Companies(2)              19.82  169.57   30.36  190.17   25.95         0.56    2.45   46.41
South-East Companies(1)                0.00  150.44   30.51  150.44    0.00         0.20    1.45   60.61
Thrift Strategy(21)                   24.24  149.19   21.29  152.40   24.48         0.29    1.90   33.19
Mortgage Banker Strategy(1)            0.00  298.76   23.70  329.04    0.00         0.22    1.30   41.51
Diversified Strategy(1)               16.99  212.43   18.93  253.62   28.38         0.92    3.24   55.09
Companies Issuing Dividends(19)       23.90  172.45   22.34  180.53   25.29         0.40    2.43   49.49
Companies Without Dividends(4)        23.07  109.34   17.12  109.34   23.07         0.00    0.00    0.00
Equity/Assets 6-12%(12)               23.76  186.66   17.02  199.59   25.60         0.43    2.45   50.94
Equity/Assets >12%(11)                23.68  133.00   25.57  133.00   24.08         0.21    1.43   19.76
Holding Company Structure(5)          23.41  138.71   18.98  143.44   23.52         0.19    1.13   19.43
Assets Over $1 Billion(5)             21.26  214.94   19.84  236.07   26.59         0.48    2.25   43.04
Assets $500 Million-$1 Billion(3)     22.64  126.72   41.80  126.72   23.53         0.20    1.67   37.74
Assets $250-$500 Million(7)           23.59  145.62   18.47  145.62   22.21         0.25    1.64   15.00
Assets less than $250 Million(8)      25.56  139.41   22.22  142.79   25.86         0.29    2.06   45.00
Goodwill Companies(8)                 22.65  186.90   18.00  205.36   26.86         0.36    1.70   28.32
Non-Goodwill Companies(14)            25.39  149.09   23.42  149.09   24.59         0.33    2.24   46.43
MHC Institutions(23)                  23.73  159.83   21.29  166.29   24.78         0.32    1.94   35.35
MHC Converted Last 3 Months(2)        15.78   96.07   15.69   96.07   15.78         0.00    0.00    0.00


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized,  based  on last  regular  quarterly  cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998

                                                         Key Financial Ratios                           Asset Quality Ratios
                                        ----------------------------------------------------------    -----------------------
                                                 Tang.
                                        Equity/ Equity/     Reported Earnings       Core Earnings       NPAs   Resvs/  Resvs/
                                                         ----------------------    ---------------
Financial Institution                   Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                   ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                           (%)     (%)     (%)     (%)     (%)        (%)     (%)       (%)     (%)     (%)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*           20.71    20.71    0.92    4.44    4.31       0.92    4.44       0.56  150.03    0.99
CFB   Commercial Federal Corp. of NE      8.24     6.58    0.69    9.70    4.27       0.94   13.27       0.77   85.15    0.83
DME   Dime Bancorp, Inc. of NY*           6.31     5.21    0.93   15.56    6.75       0.41    6.90       0.97   54.49    0.69
DSL   Downey Financial Corp. of CA        7.87     7.79    0.98   13.22    8.16       1.01   13.67       0.75   70.52    0.58
FED   FirstFed Fin. Corp. of CA           6.53     6.49    0.80   13.92    8.69       0.74   12.91       0.73  312.44    2.92
GSB   Golden State Bancorp of CA(8)       6.20     5.20    0.81   13.04    5.98       0.85   13.73       0.68  162.74    1.78
GDW   Golden West Fin. Corp. of CA        7.58     7.58    1.06   14.87    8.03       1.04   14.60        NA      NA     0.86
GPT   GreenPoint Fin. Corp. of NY*       13.16     5.65    1.16   11.12    4.43       1.19   11.40       2.27   36.31    1.11
JSB   JSB Financial, Inc. of NY*         24.31    24.31    2.92   12.14    8.69       3.28   13.64        NA      NA     0.52
OCN   Ocwen Financial Corp. of FL        12.19    11.15    0.87    6.99    2.79       0.08    0.62        NA      NA     1.50
SIB   Staten Island Bancorp of NY*       23.55    22.95    1.02    5.10    2.86       1.65    8.29       0.53   93.20    1.20
WES   Westcorp Inc. of Orange CA          9.07     9.05    0.20    2.19    3.55      -0.89   -9.85        NA      NA     1.57

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA     14.72    14.72    1.04    6.50    7.09       0.98    6.09        NA      NA      NA
ANE   Alliance Bncp of New Eng of CT*     6.90     6.75    0.99   13.13    8.47       0.56    7.48       0.44  276.36    1.76
BKC   American Bank of Waterbury CT*      9.48     9.24    1.61   17.87   10.28       1.40   15.52       1.45   71.20    1.73
BFD   BostonFed Bancorp of MA             7.80     7.53    0.71    8.64    7.09       0.57    6.89        NA      NA     0.86
CNY   Carver Bancorp, Inc. of NY          8.40     8.12    0.25    3.02    4.90       0.22    2.63        NA      NA     1.26
CBK   Citizens First Fin.Corp. of IL     13.95    13.95    0.71    5.12    4.95       0.40    2.89       0.67   54.73    0.45
EFC   EFC Bancorp Inc of IL              23.66    23.66   -0.78   -5.19   -4.00       0.94    6.26       0.53   57.48    0.42
EBI   Equality Bancorp, Inc. of MO        9.27     9.27    0.49    5.35    4.26      -0.11   -1.18        NA      NA      NA
ESX   Essex Bancorp of Norfolk VA(8)      0.02    -0.04   -0.24     NM   -24.31      -0.24     NM        1.26   76.64    1.11
FCB   Falmouth Bancorp, Inc. of MA*      19.71    19.71    1.13    5.09    5.46       0.82    3.70        NA      NA     0.67
FAB   FirstFed America Bancorp of MA      8.60     8.60    0.56    5.53    5.78       0.45    4.44       0.27  324.40    1.33
GAF   GA Financial Corp. of PA           13.48    13.36    1.06    7.57    7.68       1.04    7.44       0.23   79.89    0.47
HBS   Haywood Bancshares, Inc. of NC*    14.57    14.11    0.92    6.39    6.44       1.45   10.05       0.60   82.40    0.66
KNK   Kankakee Bancorp, Inc. of IL        9.84     8.44    0.71    6.89    7.61       0.68    6.57       0.97   61.91    0.98
KYF   Kentucky First Bancorp of KY       17.56    17.56    1.08    6.34    5.64       1.06    6.25       0.17  272.34    0.78
NBN   Northeast Bancorp of ME*            7.48     6.89    0.83   11.53    8.47       0.82   11.41       0.81  114.63    1.05
NEP   Northeast PA Fin. Corp of PA       17.78    17.78   -0.28   -1.52   -1.58       0.63    3.42       0.23  182.16    0.72
PDB   Piedmont Bancorp, Inc. of NC       16.56    16.56    1.28    7.79    6.68       1.23    7.54       0.68  116.45    0.97
SSB   Scotland Bancorp, Inc. of NC(8)    24.95    24.95    1.33    4.93    3.91       1.33    4.93        NA      NA     0.57
SZB   SouthFirst Bancshares of AL         9.94     9.70    0.47    4.21    4.13       0.42    3.76       1.56   29.78    0.75
SRN   Southern Banc Company of AL        17.67    17.54    0.51    2.96    3.52       0.51    2.96       0.01  690.91    0.18
SSM   Stone Street Bancorp of NC         27.32    27.32    1.39    4.89    5.33       1.39    4.89       0.03     NA     0.64
TSH   Teche Holding Company of LA        13.84    13.84    0.94    6.94    8.41       0.93    6.83        NA      NA     1.01
FTF   Texarkana Fst. Fin. Corp of AR     14.47    14.47    1.79   11.92    8.57       1.73   11.56       0.18  287.39    0.64
THR   Three Rivers Fin. Corp. of MI      12.83    12.79    0.85    6.31    6.55       0.77    5.71       0.83   59.56    0.78
WSB   Washington SB, FSB of MD            8.76     8.76    0.66    7.69    8.89       0.46    5.38        NA      NA     0.99
WFI   Winton Financial Corp. of OH        7.27     7.14    1.19   16.33    9.69       0.90   12.33        NA      NA      NA

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)      9.10     8.94    0.73    8.09    4.46       0.49    5.47       1.89   30.48    0.77
FBER  1st Bergen Bancorp of NJ(8)        11.88    11.88    0.72    5.76    3.66       0.72    5.76       0.87  121.69    2.43
AFED  AFSALA Bancorp, Inc. of NY(8)      11.40    11.40    0.62    5.01    4.34       0.68    5.47       0.33  205.73    1.42
ALBK  ALBANK Fin. Corp. of Albany NY(8)   9.46     7.60    1.14   12.53    5.41       1.14   12.49       0.78   93.99    1.05
AMFC  AMB Financial Corp. of IN          11.19    11.19    0.30    2.25    2.67       0.56    4.19       0.28  149.09    0.53
ASBP  ASB Financial Corp. of OH          12.45    12.45    0.94    6.35    5.97       0.93    6.26       0.34  191.18    0.98
ABBK  Abington Bancorp of MA*             6.37     5.81    0.86   12.84    8.13       0.65    9.73       0.14  353.60    0.77
AABC  Access Anytime Bancorp of NM        7.96     7.96    0.25    3.06    3.07       0.13    1.60       0.34  120.10    0.58
AFBC  Advance Fin. Bancorp of WV         13.07    13.07    0.78    5.32    5.83       0.67    4.61       0.47   88.35    0.49

                                                     Pricing Ratios                      Dividend Data(6)
                                         -----------------------------------------      -----------------------
                                                                 Price/  Price/        Ind.   Divi-
                                         Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                   Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                   ------- ------- ------- ------- -------      ------- ------- -------
                                           (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*            23.22  103.04   21.34  103.04   23.22         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE      23.41  151.72   12.50  189.90   17.12         0.22    0.96   22.45
DME   Dime Bancorp, Inc. of NY*           14.81  217.89   13.74  263.77     NM          0.20    0.77   11.36
DSL   Downey Financial Corp. of CA        12.26  152.54   12.00  154.15   11.85         0.32    1.29   15.76
FED   FirstFed Fin. Corp. of CA           11.51  148.43    9.69  149.19   12.41         0.00    0.00    0.00
GSB   Golden State Bancorp of CA(8)       16.72  218.08   13.52  260.03   15.88         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA        12.46  173.64   13.17  173.64   12.68         0.50    0.55    6.87
GPT   GreenPoint Fin. Corp. of NY*        22.60  193.10   25.42     NM    22.05         0.64    1.76   39.75
JSB   JSB Financial, Inc. of NY*          11.51  138.37   33.63  138.37   10.24         1.60    2.97   34.19
OCN   Ocwen Financial Corp. of FL           NM   229.45   27.97  250.86     NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*          NM   124.19   29.24  127.43   21.49         0.32    1.64   57.14
WES   Westcorp Inc. of Orange CA          28.14   62.59    5.68   62.74     NM          0.20    2.54   71.43

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA      14.10   94.44   13.90   94.44   15.03         0.44    2.42   34.11
ANE   Alliance Bncp of New Eng of CT*     11.80  166.40   11.49  170.22   20.70         0.20    1.58   18.69
BKC   American Bank of Waterbury CT*       9.73  164.50   15.60  168.89   11.20         0.80    3.72   36.20
BFD   BostonFed Bancorp of MA             14.10  121.91    9.51  126.35   17.69         0.40    2.13   30.08
CNY   Carver Bancorp, Inc. of NY          20.39   60.48    5.08   62.53   23.45         0.00    0.00    0.00
CBK   Citizens First Fin.Corp. of IL      20.19  101.48   14.15  101.48     NM          0.00    0.00    0.00
EFC   EFC Bancorp Inc of IL                 NM    87.58   20.72   87.58   20.75         0.00    0.00     NM
EBI   Equality Bancorp, Inc. of MO        23.50  112.98   10.48  112.98     NM          0.24    2.04   48.00
ESX   Essex Bancorp of Norfolk VA(8)        NM      NM     0.89     NM      NM          0.00    0.00     NM
FCB   Falmouth Bancorp, Inc. of MA*       18.31   96.97   19.12   96.97   25.21         0.24    1.56   28.57
FAB   FirstFed America Bancorp of MA      17.30  105.16    9.05  105.16   21.57         0.20    1.34   23.26
GAF   GA Financial Corp. of PA            13.03  101.17   13.63  102.02   13.25         0.56    3.58   46.67
HBS   Haywood Bancshares, Inc. of NC*     15.52   98.30   14.32  101.52    9.88         0.60    3.45   53.57
KNK   Kankakee Bancorp, Inc. of IL        13.14   88.23    8.69  102.93   13.78         0.48    1.87   24.62
KYF   Kentucky First Bancorp of KY        17.74  113.09   19.86  113.09   17.99         0.50    3.81   67.57
NBN   Northeast Bancorp of ME*            11.81  116.59    8.73  126.62   11.94         0.21    1.95   23.08
NEP   Northeast PA Fin. Corp of PA          NM    95.99   17.07   95.99   28.20         0.00    0.00     NM
PDB   Piedmont Bancorp, Inc. of NC        14.97  113.56   18.80  113.56   15.47         0.48    5.26     NM
SSB   Scotland Bancorp, Inc. of NC(8)     25.57  141.33   35.26  141.33   25.57         0.20    1.78   45.45
SZB   SouthFirst Bancshares of AL         24.24   95.52    9.49   97.92   27.12         0.60    3.75     NM
SRN   Southern Banc Company of AL         28.41   82.78   14.63   83.39   28.41         0.35    2.80     NM
SSM   Stone Street Bancorp of NC          18.76   92.43   25.25   92.43   18.76         0.46    2.99   56.10
TSH   Teche Holding Company of LA         11.90   79.99   11.07   79.99   12.09         0.50    3.39   40.32
FTF   Texarkana Fst. Fin. Corp of AR      11.68  140.59   20.35  140.59   12.04         0.64    2.78   32.49
THR   Three Rivers Fin. Corp. of MI       15.26   98.51   12.64   98.84   16.86         0.40    2.76   42.11
WSB   Washington SB, FSB of MD            11.25   82.87    7.26   82.87   16.07         0.10    2.22   25.00
WFI   Winton Financial Corp. of OH        10.32  168.57   12.25  171.47   13.68         0.25    2.29   23.58

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)      22.40  174.08   15.85  177.18     NM          0.27    0.70   15.61
FBER  1st Bergen Bancorp of NJ(8)         27.34  161.27   19.15  161.27   27.34         0.28    1.23   33.73
AFED  AFSALA Bancorp, Inc. of NY(8)       23.05  122.75   13.99  122.75   21.13         0.28    1.58   36.36
ALBK  ALBANK Fin. Corp. of Albany NY(8)   18.48  216.91   20.53  270.13   18.53         0.84    1.32   24.35
AMFC  AMB Financial Corp. of IN             NM    90.96   10.18   90.96   20.12         0.32    2.31     NM
ASBP  ASB Financial Corp. of OH           16.74  124.20   15.47  124.20   17.00         0.40    3.68   61.54
ABBK  Abington Bancorp of MA*             12.30  159.90   10.18  175.39   16.24         0.20    1.27   15.63
AABC  Access Anytime Bancorp of NM          NM    97.66    7.77   97.66     NM          0.00    0.00    0.00
AFBC  Advance Fin. Bancorp of WV          17.15   97.10   12.70   97.10   19.80         0.32    2.28   39.02

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998

                                                            Key Financial Ratios                       Asset Quality Ratios
                                            --------------------------------------------------------  -----------------------
                                                      Tang.
                                            Equity/ Equity/     Reported Earnings     Core Earnings     NPAs   Resvs/  Resvs/
                                                             ----------------------  ---------------
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)   Assets   NPAs   Loans
---------------------                       ------- ------- ------- ------- -------  ------- -------  ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)      (%)     (%)      (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY          8.49     8.49    0.54    6.24    6.18     0.50    5.88     0.47   72.86    0.44
ABCL  Alliance Bancorp, Inc. of IL            8.74     8.66    0.75    8.29    5.05     0.92   10.18     0.17  175.47    0.45
ALLB  Alliance Bank MHC of PA (19.9)         10.81    10.81    0.73    6.67    4.40     0.73    6.67     0.89   54.73    0.91
AHCI  Ambanc Holding Co., Inc. of NY*        10.84    10.84    0.34    3.00    2.75     0.42    3.75     0.61  123.86    1.26
ASBI  Ameriana Bancorp of IN                 12.16    11.94    0.98    8.54    6.50     0.82    7.15     0.56   54.99    0.43
ABCW  Anchor Bancorp Wisconsin of WI          6.36     6.26    1.11   17.39    6.70     0.97   15.09       NA      NA    1.22
ANDB  Andover Bancorp, Inc. of MA*            8.20     8.20    1.19   14.70    7.42     1.16   14.34     0.31  238.74    0.99
ASFC  Astoria Financial Corp. of NY           7.16     5.21    0.80   10.43    7.02     0.74    9.56     0.37   81.42    0.76
AVND  Avondale Fin. Corp. of IL(8)            8.36     8.36   -0.91  -11.02  -14.54    -0.62   -7.53     1.29   84.31    2.96
BCSB  BCSB Bankcorp MHC of MD (38.6)         16.27    16.27    0.80    4.95    3.69     0.80    4.95     0.34   88.87    0.56
BKCT  Bancorp Connecticut of CT*              9.89     9.89    1.43   13.91    7.64     1.21   11.72     0.61  181.32    2.10
BPLS  Bank Plus Corp. of CA                   4.32     3.97    0.19    4.16   12.23     0.28    6.30     1.75   69.27    1.79
BNKU  Bank United Corp. of TX                 5.01     4.57    0.89   17.76    9.16     0.81   16.29     0.62   55.77    0.44
BWFC  Bank West Fin. Corp. of MI             12.83    12.83    0.49    3.63    3.56     0.51    3.74     0.57   28.07    0.23
BANC  BankAtlantic Bancorp of FL              6.79     5.25    0.83   13.30    8.29     0.37    5.99     0.83  101.92    1.20
BKUNA BankUnited Fin. Corp. of FL             5.11     4.27    0.28    6.60    4.89     0.13    3.15     0.46   37.03    0.21
BVCC  Bay View Capital Corp. of CA            6.90     4.44    0.36    5.41    4.42     0.57    8.63       NA      NA    1.06
FSNJ  Bayonne Banchsares of NJ(8)            13.69    13.69    0.73    5.33    3.30     0.73    5.33     0.71   62.50    0.96
BFSB  Bedford Bancshares, Inc. of VA         13.26    13.26    1.23    8.87    5.50     1.21    8.76     0.21  232.62    0.60
BFFC  Big Foot Fin. Corp. of IL              17.27    17.27    0.55    3.12    3.45     0.41    2.32     0.16   87.72    0.26
BYFC  Broadway Fin. Corp. of CA               9.50     9.50    0.45    4.56    8.55     0.28    2.79     1.15   68.56    0.97
BRKL  Brookline Bncp MHC of MA(47.0)         32.99    32.99    2.07    8.28    4.42     2.00    7.97     0.33  467.25    2.39
CBES  CBES Bancorp, Inc. of MO               11.65    11.65    0.85    5.95    6.32     0.55    3.88       NA      NA    0.54
CITZ  CFS Bancorp, Inc. of IN                17.41    17.41    0.58    3.31    3.62     0.64    3.68     0.67   42.30    0.81
CFSB  CFSB Bancorp of Lansing MI              7.82     7.82    1.37   17.55    6.02     1.22   15.71     0.19  304.47    0.62
CKFB  CKF Bancorp of Danville KY             21.44    21.44    1.30    5.93    6.24     1.17    5.32     0.84   26.94    0.25
CNSB  CNS Bancorp, Inc. of MO                22.90    22.90    0.89    3.67    4.59     0.70    2.91     0.23  184.72    0.61
CNYF  CNY Financial Corp of NY*              27.23    27.23    0.47    1.74    2.67     1.06    3.91     1.28   74.83    1.43
CSBF  CSB Financial Group Inc of IL          23.20    21.89    0.76    3.28    4.45     0.74    3.20     1.13   34.83    0.69
CBCI  Calumet Bancorp of Chicago IL(8)       17.73    17.73    1.95   11.64    9.99     1.96   11.72     1.22   99.48    1.57
CAFI  Camco Fin. Corp. of OH                  9.90     9.30    1.26   13.00    7.81     0.91    9.41     0.72   39.75    0.34
CMRN  Cameron Fin. Corp. of MO               19.87    19.87    1.14    5.47    6.07     1.12    5.36     1.06   67.46    0.87
CFNC  Carolina Fincorp of NC*                13.50    13.50    0.93    4.48    6.40     1.05    5.04     0.13  303.47    0.51
CASB  Cascade Financial Corp. of WA           7.08     7.08    0.86   12.32    6.69     0.72   10.34     0.48  193.12    1.08
CATB  Catskill Fin. Corp. of NY*             21.55    21.55    1.29    5.56    6.59     1.26    5.43     0.20  302.80    1.40
CAVB  Cavalry Bancorp of TN                  28.83    28.83    1.59    6.34    3.50     1.16    4.62       NA      NA      NA
CNIT  Cenit Bancorp of Norfolk VA             7.91     7.33    0.90   12.59    6.68     0.83   11.60     0.19  316.10    0.75
CEBK  Central Co-Op. Bank of MA*              9.75     8.88    0.85    8.64    9.16     0.63    6.45     0.40  188.70    1.00
CENB  Century Bancorp, Inc. of NC(8)         19.34    19.34    1.20    4.68    6.79     1.18    4.63     0.47  119.57    0.78
COFI  Charter One Financial of OH             7.58     7.15    1.00   13.71    5.07     1.28   17.47     0.40  142.90    0.82
CVAL  Chester Valley Bancorp of PA            8.66     8.66    0.99   11.50    5.07     0.92   10.61     0.31  283.81    1.22
CLAS  Classic Bancshares, Inc. of KY         14.87    12.79    0.73    4.88    4.95     0.93    6.18     0.29  216.16    0.92
CBSA  Coastal Bancorp of Houston TX           3.85     3.35    0.52   14.57   11.35     0.54   14.92       NA      NA    0.71
CFCP  Coastal Fin. Corp. of SC                5.89     5.89    1.21   19.85    5.63     0.97   15.96     0.48  188.30    1.31
CFKY  Columbia Financial of KY               32.02    32.02    0.64    2.94    2.13     0.64    2.94     0.21  122.95    0.48
CMSB  Commonwealth Bancorp Inc of PA          8.38     6.57    0.52    5.85    5.44     0.34    3.78     0.46   91.32    0.66
CMSV  Commty. Svgs, MHC of FL (48.5)(8)      10.85    10.85    0.70    6.35    4.34     0.65    5.85     0.27  133.22    0.52
CFTP  Community Fed. Bancorp of MS           22.27    22.27    1.24    4.91    4.63     1.07    4.24     0.28   78.26    0.41
CFFC  Community Fin. Corp. of VA             14.09    14.04    1.00    7.33    5.85     0.96    7.02     1.30   48.66    0.71
CIBI  Community Inv. Bancorp of OH            8.93     8.93    0.86    8.07    6.09     0.86    8.07       NA      NA      NA
COOP  Cooperative Bancshares of NC            7.99     7.99    0.63    8.10    6.37     0.58    7.48     0.86   32.97    0.35
CRZY  Crazy Woman Creek Bncorp of WY         23.43    23.43    1.24    5.15    5.63     1.24    5.15       NA      NA      NA
CRSB  Crusader Holding Corp of PA            11.50    10.90    2.28   32.12    7.92     2.09   29.47     0.67   63.39    0.50
DNFC  D&N Financial Corp. of MI               5.60     5.21    0.84   15.34    8.34     0.68   12.38     0.50  109.80    0.83
DCBI  Delphos Citizens Bancorp of OH         22.47    22.47    1.48    5.93    4.95     1.48    5.93       NA      NA      NA
DCOM  Dime Community Bancorp of NY*          10.33     8.98    0.91    7.69    4.74     0.88    7.44     0.33  209.19    1.17


                                                                        Pricing Ratios                    Dividend Data(6)
                                                           -----------------------------------------    ---------------------
                                                                                   Price/  Price/        Ind.   Divi-
                                                           Price/  Price/  Price/   Tang.   Core         Div./   dend    Payout

 Financial Institution                                    Earning   Book   Assets   Book  Earnings       Share   Yield   Ratio(7)
 ---------------------                                    ------- ------- ------- ------- -------       ------- ------- -------
                                                             (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
 NASDAQ Listed OTC Companies (continued)
 ---------------------------------------
 ALBC  Albion Banc Corp. of Albion NY                       16.18   98.57    8.37   98.57   17.19         0.12    1.45   23.53
 ABCL  Alliance Bancorp, Inc. of IL                         19.80  126.82   11.08  127.88   16.13         0.44    2.20   43.56
 ALLB  Alliance Bank MHC of PA (19.9)                       22.72  147.51   15.95  147.51   22.72         0.36    2.64   60.00
 AHCI  Ambanc Holding Co., Inc. of NY*                         NM  109.29   11.85  109.29   29.09         0.24    1.50   54.55
 ASBI  Ameriana Bancorp of IN                               15.38  128.30   15.60  130.62   18.37         0.64    3.56   54.70
 ABCW  Anchor Bancorp Wisconsin of WI                       14.92  250.98   15.96  254.97   17.19         0.20    1.04   15.50
 ANDB  Andover Bancorp, Inc. of MA*                         13.48  185.97   15.25  185.97   13.82         0.72    2.20   29.63
 ASFC  Astoria Financial Corp. of NY                        14.24  134.69    9.65  185.11   15.53         0.80    1.73   24.69
 AVND  Avondale Fin. Corp. of IL(8)                            NM   82.64    6.91   82.64      NM         0.00    0.00      NM
 BCSB  BCSB Bankcorp MHC of MD (38.6)                       27.08  133.93   21.79  133.93   27.08         0.00    0.00    0.00
 BKCT  Bancorp Connecticut of CT*                           13.09  173.59   17.17  173.59   15.54         0.00    0.00    0.00
 BPLS  Bank Plus Corp. of CA                                 8.18   33.40    1.44   36.37    5.41         0.00    0.00    0.00
 BNKU  Bank United Corp. of TX                              10.91  182.28    9.13  199.70   11.90         0.64    1.62   17.68
 BWFC  Bank West Fin. Corp. of MI                           28.13  101.47   13.01  101.47   27.27         0.24    2.67      NM
 BANC  BankAtlantic Bancorp of FL                           12.06  124.42    8.45  160.90   26.75         0.10    1.17   14.08
 BKUNA BankUnited Fin. Corp. of FL                          20.45   87.46    4.47  104.65      NM         0.00    0.00    0.00
 BVCC  Bay View Capital Corp. of CA                         22.62   97.69    6.74  151.76   14.18         0.40    2.11   47.62
 FSNJ  Bayonne Banchsares of NJ(8)                             NM  146.91   20.11  146.91      NM         0.25    1.62   49.02
 BFSB  Bedford Bancshares, Inc. of VA                       18.18  155.21   20.58  155.21   18.42         0.32    2.29   41.56
 BFFC  Big Foot Fin. Corp. of IL                            29.00   89.91   15.53   89.91      NM         0.00    0.00    0.00
 BYFC  Broadway Fin. Corp. of CA                            11.69   51.75    4.91   51.75   19.08         0.20    2.76   32.26
 BRKL  Brookline Bncp MHC of MA(47.0)                       22.64  126.72   41.80  126.72   23.53         0.20    1.67   37.74
 CBES  CBES Bancorp, Inc. of MO                             15.83   94.73   11.04   94.73   24.30         0.48    2.78   44.04
 CITZ  CFS Bancorp, Inc. of IN                              27.61   91.36   15.90   91.36   24.85         0.32    3.22      NM
 CFSB  CFSB Bancorp of Lansing MI                           16.61  285.80   22.36  285.80   18.55         0.52    2.19   36.36
 CKFB  CKF Bancorp of Danville KY                           16.02   96.31   20.65   96.31   17.88         0.54    3.51   56.25
 CNSB  CNS Bancorp, Inc. of MO                              21.78   85.74   19.64   85.74   27.46         0.30    2.38   51.72
 CNYF  CNY Financial Corp of NY*                              NM    65.41   17.81   65.41   16.75         0.00    0.00    0.00
 CSBF  CSB Financial Group Inc of IL                        22.45   74.06   17.18   78.47   22.98         0.00    0.00    0.00
 CBCI  Calumet Bancorp of Chicago IL(8)                     10.01  109.77   19.47  109.77    9.95         0.00    0.00    0.00
 CAFI  Camco Fin. Corp. of OH                               12.80  148.31   14.68  157.82   17.70         0.41    2.60   33.33
 CMRN  Cameron Fin. Corp. of MO                             16.47   92.29   18.33   92.29   16.80         0.28    1.68   27.72
 CFNC  Carolina Fincorp of NC*                              15.63  108.43   14.64  108.43   13.89         0.24    2.74   42.86
 CASB  Cascade Financial Corp. of WA                        14.94  171.73   12.17  171.73   17.81         0.00    0.00    0.00
 CATB  Catskill Fin. Corp. of NY*                           15.17   86.76   18.69   86.76   15.52         0.37    2.74   41.57
 CAVB  Cavalry Bancorp of TN                                28.57  147.82   42.62  147.82      NM         0.20    1.00   28.57
 CNIT  Cenit Bancorp of Norfolk VA                          14.96  184.11   14.56  198.74   16.24         0.44    2.32   34.65
 CEBK  Central Co-Op. Bank of MA*                           10.92   91.08    8.88  100.00   14.62         0.32    1.86   20.25
 CENB  Century Bancorp, Inc. of NC(8)                       14.74   94.98   18.37   94.98   14.89         0.68    4.86   71.58
 COFI  Charter One Financial of OH                          19.72  246.91   18.70  261.68   15.47         0.56    2.00   39.44
 CVAL  Chester Valley Bancorp of PA                         19.72  207.87   17.99  207.87   21.37         0.44    1.57   30.99
 CLAS  Classic Bancshares, Inc. of KY                       20.21   96.07   14.28  111.72   15.96         0.32    2.11   42.67
 CBSA  Coastal Bancorp of Houston TX                         8.81  118.74    4.57  136.33    8.60         0.32    1.73   15.24
 CFCP  Coastal Fin. Corp. of SC                             17.76  327.02   19.27  327.02   22.09         0.28    1.47   26.17
 CFKY  Columbia Financial of KY                                NM   92.99   29.77   92.99      NM         0.28    2.13      NM
 CMSB  Commonwealth Bancorp Inc of PA                       18.37  116.47    9.76  148.52   28.42         0.32    2.12   39.02
 CMSV  Commty. Svgs, MHC of FL (48.5)(8)                    23.02  142.73   15.49  142.73   25.00         0.90    3.87     NM
 CFTP  Community Fed. Bancorp of MS                         21.59  106.90   23.81  106.90   25.00         0.32    2.25   48.48
 CFFC  Community Fin. Corp. of VA                           17.08  120.70   17.01  121.18   17.84         0.32    2.64   45.07
 CIBI  Community Inv. Bancorp of OH                         16.43  140.42   12.54  140.42   16.43         0.24    2.09   34.29
 COOP  Cooperative Bancshares of NC                         15.71  119.75    9.57  119.75   17.01         0.00    0.00    0.00
 CRZY  Crazy Woman Creek Bncorp of WY                       17.77   90.94   21.31   90.94   17.77         0.40    2.71   48.19
 CRSB  Crusader Holding Corp of PA                          12.63  202.15   23.25  213.41   13.76         0.00    0.00    0.00
 DNFC  D&N Financial Corp. of MI                            11.99  167.76    9.40  180.30   14.86         0.20    0.98   11.70
 DCBI  Delphos Citizens Bancorp of OH                       20.21  128.12   28.79  128.12   20.21         0.24    1.26   25.53
 DCOM  Dime Community Bancorp of NY*                        21.11  167.53   17.30  192.60   21.82         0.48    1.86   39.34

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                            Exhibit 1B (continued)
                                                                     Weekly Thrift Market Line - Part Two
                                                                         Prices As Of November 10, 1998


                                                              Key Financial Ratios                      Asset Quality Ratios
                                            ------------------------------------------------------   --------------------------
                                                      Tang.
                                            Equity/ Equity/      Reported Earnings    Core Earnings
                                                             ----------------------  ---------------  NPAs    Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)  Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------  ------- -------  ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)     (%)     (%)      (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
ESBF  ESB Financial Corp of PA                7.20     6.42    0.69    9.08    6.44    0.69    9.08    0.60   83.44    1.34
EGLB  Eagle BancGroup of IL                  11.29    11.29    0.41    3.49    3.42    0.08    0.70    1.08   52.94    0.81
EBSI  Eagle Bancshares of Tucker GA           6.92     6.92    0.88   11.78    8.28    0.85   11.46    1.20   49.97    0.78
ETFS  East Texas Fin. Serv. of TX            17.29    17.29    0.53    3.02    3.90    0.45    2.58    0.41   46.61    0.38
ESBK  Elmira Svgs Bank (The) of NY*           6.43     6.43    0.47    7.39    6.73    0.55    8.73    0.75   90.35    0.86
EMLD  Emerald Financial Corp. of OH           8.51     8.41    1.13   14.11    6.38    1.03   12.84    0.33      NA      NA
EFBC  Empire Federal Bancorp of MT           36.22    36.22    1.45    3.95    4.70    1.45    3.95    0.01      NA    0.41
EFBI  Enterprise Fed. Bancorp of OH(8)        9.96     9.71    0.78    6.96    2.26    0.67    5.95      NA      NA    0.32
EQSB  Equitable FSB of Wheaton MD             5.40     5.40    0.95   18.23   12.24    0.55   10.66    0.29      NA      NA
FCBF  FCB Fin. Corp. of Neenah WI            14.47    14.47    1.24    8.45    5.31    0.92    6.26    0.22  327.68    0.98
FFDF  FFD Financial Corp. of OH              17.39    17.39    1.07    4.76    4.69    0.75    3.36    0.09  329.27    0.38
FFLC  FFLC Bancorp of Leesburg FL            12.51    12.51    1.03    7.97    6.75    1.03    7.97    0.19  276.11    0.60
FFWC  FFW Corporation of Wabash IN            9.41     8.66    0.99   10.40    7.88    0.87    9.12    0.43  112.60    0.70
FFYF  FFY Financial Corp. of OH              12.92    12.92    1.24    9.26    6.18    1.21    9.06    0.51   82.43    0.56
FMCO  FMS Financial Corp. of NJ               6.08     6.03    0.85   13.59    7.30    0.85   13.59      NA      NA    1.09
FFHH  FSF Financial Corp. of MN              10.23    10.05    0.75    7.05    6.77    0.68    6.44    0.19  127.62    0.36
FBCI  Fidelity Bancorp of Chicago IL         10.60    10.58    0.19    1.80    1.52    0.60    5.67    0.24   45.86    0.14
FSBI  Fidelity Bancorp, Inc. of PA            7.09     7.09    0.74   10.76    8.53    0.72   10.54    0.17  330.68    1.05
FFFL  Fidelity Bcsh MHC of FL (47.9)          6.15     5.98    0.65    8.98    4.97    0.52    7.18    0.27   78.51    0.34
FFED  Fidelity Fed. Bancorp of IN             3.81     3.81   -0.32   -5.38   -4.63   -0.26   -4.40    0.40  384.49    1.91
FFOH  Fidelity Financial of OH               12.66    11.31    0.88    7.11    6.16    0.84    6.77      NA      NA    0.40
FIBC  Financial Bancorp, Inc. of NY(8)        9.16     9.12    0.95   10.72    4.69    0.92   10.35      NA      NA      NA
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          8.14     8.14    0.41    4.75    2.64    0.33    3.76    0.50   90.60    0.89
FBSI  First Bancshares, Inc. of MO           14.15    13.57    1.10    7.90    6.57    1.10    7.90    1.24   24.67    0.36
FBBC  First Bell Bancorp of PA                9.88     9.88    1.09   10.34    7.69    1.08   10.26    0.08  121.66    0.14
FSTC  First Citizens Corp of GA              10.09     8.07    1.91   19.64    8.07    1.73   17.77    1.17   86.37    1.39
FCME  First Coastal Corp. of ME*              8.95     8.95    0.80    8.29    8.67    0.72    7.47    0.24  650.60    2.55
FDEF  First Defiance Fin.Corp. of OH         17.74    17.74    0.94    4.96    4.51    0.90    4.74    0.29  171.18    0.62
FESX  First Essex Bancorp of MA*              7.73     5.70    0.85   11.56    7.52    0.77   10.41    0.53  173.68    1.50
FFSX  First FSB MHC Sxld of IA(46.3)(8)       7.62     6.14    0.68    8.43    5.00    0.66    8.22    0.34  138.99    0.65
FFES  First Fed of E. Hartford CT             7.45     7.45    0.60    8.60    8.64    0.64    9.07    0.28  101.38    1.36
BDJI  First Fed. Bancorp. of MN              10.46    10.46    0.70    6.62    5.40    0.71    6.70    0.18  202.30    0.78
FFBH  First Fed. Bancshares of AR            14.71    14.71    1.00    6.71    5.56    0.99    6.65    0.85   20.75    0.23
FTFC  First Fed. Capital Corp. of WI          7.50     7.14    1.20   17.20    6.23    0.82   11.80      NA      NA      NA
FFKY  First Fed. Fin. Corp. of KY            13.35    12.67    1.61   11.89    5.56    1.54   11.42    0.53   84.73    0.52
FFBZ  First Federal Bancorp of OH             7.95     7.95    0.82   10.74    4.50    0.78   10.14    0.54  190.00    1.19
FFCH  First Fin. Holdings Inc. of SC          6.80     6.80    0.91   14.12    6.16    0.90   13.89    0.71   97.86    0.81
FFHS  First Franklin Corp. of OH              8.99     8.97    0.81    8.84    8.15    0.67    7.39    0.66   69.48    0.71
FGHC  First Georgia Hold. Corp of GA          8.15     7.62    1.17   14.29    4.82    1.17   14.29    1.65   37.32    0.71
FFSL  First Independence Corp. of KS          9.73     9.73    0.75    7.72    8.95    0.75    7.72    1.07   49.47    0.70
FISB  First Indiana Corp. of IN               9.38     9.28    1.14   12.20    7.14    0.74    7.89    1.11  127.56    1.65
FKAN  First Kansas Financial of KS           19.73    19.47    0.67    3.42    4.54    0.66    3.34    0.05  327.59    0.43
FKFS  First Keystone Fin. Corp of PA          6.50     6.50    0.74   11.05    7.87    0.66    9.83    1.30   32.19    0.86
FLKY  First Lancaster Bncshrs of KY          26.28    26.28    1.03    3.61    3.96    1.03    3.61    1.60   23.31    0.42
FLFC  First Liberty Fin. Corp. of GA          7.76     7.10    0.68    9.04    3.13    0.75    9.97    0.77  132.28    1.51
CASH  First Midwest Fin., Inc. of IA         10.18     9.09    0.71    6.60    6.32    0.64    5.93    1.94   37.96    1.19
FMBD  First Mutual Bancorp Inc of IL(8)      15.10    11.84    0.42    2.95    2.65    0.27    1.93    0.34  115.35    0.50
FMSB  First Mutual SB of Bellevue WA*         7.23     7.23    1.08   14.96    9.60    0.91   12.59    0.05      NA    1.39
FNFI  First Niles Financial of OH            30.74    30.74    0.64    2.08    2.81    0.64    2.08      NA      NA      NA
FNGB  First Northern Cap. Corp of WI         10.62    10.62    1.00    9.10    6.42    0.91    8.27    0.08  578.49    0.55
FWWB  First Savings Bancorp of WA            13.02    12.06    1.20    8.69    5.26    1.11    8.07    0.43  164.95    1.03
FSFF  First SecurityFed Fin of IL            27.20    27.12    1.13    5.03    3.85    1.69    7.50    0.34  170.99    0.94
FSLA  First Source Bancorp of NJ             20.89    20.23    1.22    8.46    5.21    1.14    7.88    0.30  184.63    1.03
SOPN  First Svgs Bancorp of NC               22.86    22.86    1.76    7.70    6.27    1.76    7.70    0.09  220.74    0.28
FBNW  FirstBank Corp of Clarkston WA         15.63    15.63    1.08    7.37    6.13    0.60    4.14    0.39  160.81    0.78
FFDB  FirstFed Bancorp, Inc. of AL            9.89     9.13    0.90    9.30    6.95    0.90    9.30    1.41   41.95    0.90


                                                             Pricing Ratios                      Dividend Data(6)
                                                 -----------------------------------------      ------------------
                                                                        Price/  Price/          Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core          Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings       Share   Yield  Ratio(7)
---------------------                           ------- ------- ------- ------- -------       ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
ESBF  ESB Financial Corp of PA                   15.53  133.22    9.59  149.25   15.53         0.36    2.25   34.95
EGLB  Eagle BancGroup of IL                      29.23  104.63   11.81  104.63      NM         0.00    0.00    0.00
EBSI  Eagle Bancshares of Tucker GA              12.08  134.73    9.33  134.73   12.41         0.64    3.56   42.95
ETFS  East Texas Fin. Serv. of TX                25.61   76.25   13.18   76.25      NM         0.20    1.90   48.78
ESBK  Elmira Svgs Bank (The) of NY*              14.86  106.95    6.88  106.95   12.57         0.64    2.91   43.24
EMLD  Emerald Financial Corp. of OH              15.67  205.88   17.51  208.33   17.21         0.16    1.52   23.88
EFBC  Empire Federal Bancorp of MT               21.30   87.26   31.61   87.26   21.30         0.34    2.49   53.13
EFBI  Enterprise Fed. Bancorp of OH(8)              NM  276.26   27.51  283.31      NM         1.00    2.20      NM
EQSB  Equitable FSB of Wheaton MD                 8.17  134.24    7.25  134.24   13.98         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI                18.83  146.45   21.19  146.45   25.39         0.88    3.09   58.28
FFDF  FFD Financial Corp. of OH                  21.32  132.42   23.03  132.42      NM         0.30    2.07   44.12
FFLC  FFLC Bancorp of Leesburg FL                14.82  117.13   14.65  117.13   14.82         0.36    2.15   31.86
FFWC  FFW Corporation of Wabash IN               12.69  125.76   11.83  136.70   14.47         0.42    2.55   32.31
FFYF  FFY Financial Corp. of OH                  16.19  148.81   19.23  148.81   16.53         0.90    2.88   46.63
FMCO  FMS Financial Corp. of NJ                  13.70  176.37   10.72  177.62   13.70         0.12    1.20   16.44
FFHH  FSF Financial Corp. of MN                  14.76  105.44   10.79  107.34   16.15         0.50    3.23   47.62
FBCI  Fidelity Bancorp of Chicago IL                NM  115.88   12.28  116.06   20.91         0.40    1.84      NM
FSBI  Fidelity Bancorp, Inc. of PA               11.72  119.47    8.47  119.47   11.97         0.36    2.12   24.83
FFFL  Fidelity Bcsh MHC of FL (47.9)             20.11  174.17   10.71  179.30   25.14         1.00    4.32      NM
FFED  Fidelity Fed. Bancorp of IN                   NM  197.92    7.54  197.92      NM         0.00    0.00      NM
FFOH  Fidelity Financial of OH                   16.23  114.25   14.46  127.86   17.04         0.32    2.35   38.10
FIBC  Financial Bancorp, Inc. of NY(8)           21.31  219.68   20.11  220.46   22.06         0.50    1.33   28.41
SBFL  Fingr Lakes Fin.MHC OF NY(33.1                NM  175.16   14.26  175.16      NM         0.24    2.18      NM
FBSI  First Bancshares, Inc. of MO               15.22  114.92   16.26  119.81   15.22         0.12    0.93   14.12
FBBC  First Bell Bancorp of PA                   13.01  134.45   13.28  134.45   13.11         0.40    2.50   32.52
FSTC  First Citizens Corp of GA                  12.39  214.23   21.62  267.94   13.69         0.36    1.32   16.36
FCME  First Coastal Corp. of ME*                 11.53   91.94    8.23   91.94   12.81         0.00    0.00    0.00
FDEF  First Defiance Fin.Corp. of OH             22.17  115.56   20.50  115.56   23.22         0.36    2.46   54.55
FESX  First Essex Bancorp of MA*                 13.30  147.87   11.42  200.32   14.76         0.56    2.99   39.72
FFSX  First FSB MHC Sxld of IA(46.3)(8)          20.00  162.49   12.38  201.68   20.51         0.48    2.00   40.00
FFES  First Fed of E. Hartford CT                11.57   92.97    6.92   92.97   10.96         0.68    2.72   31.48
BDJI  First Fed. Bancorp. of MN                  18.52  118.02   12.34  118.02   18.29         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR                17.98  117.41   17.27  117.41   18.14         0.28    1.37   24.56
FTFC  First Fed. Capital Corp. of WI             16.06  254.74   19.10  267.65   23.40         0.28    1.71   27.45
FFKY  First Fed. Fin. Corp. of KY                17.97  207.70   27.72  218.77   18.71         0.60    2.18   39.22
FFBZ  First Federal Bancorp of OH                22.22  229.45   18.23  229.45   23.53         0.16    1.33   29.63
FFCH  First Fin. Holdings Inc. of SC             16.22  214.30   14.57  214.30   16.50         0.48    2.45   39.67
FFHS  First Franklin Corp. of OH                 12.27  110.29    9.92  110.66   14.67         0.30    2.22   27.27
FGHC  First Georgia Hold. Corp of GA             20.73  276.87   22.56  296.17   20.73         0.00    0.00    0.00
FFSL  First Independence Corp. of KS             11.17   83.20    8.10   83.20   11.17         0.30    2.86   31.91
FISB  First Indiana Corp. of IN                  14.00  163.68   15.35  165.35   21.65         0.48    2.29   32.00
FKAN  First Kansas Financial of KS               22.02   75.26   14.85   76.28   22.51         0.00    0.00    0.00
FKFS  First Keystone Fin. Corp of PA             12.71  137.49    8.94  137.49   14.29         0.20    1.33   16.95
FLKY  First Lancaster Bncshrs of KY              25.25   90.84   23.88   90.84   25.25         0.60    4.48      NM
FLFC  First Liberty Fin. Corp. of GA                NM  247.72   19.23  270.86   29.00         0.30    1.38   44.12
CASH  First Midwest Fin., Inc. of IA             15.83  105.12   10.70  117.75   17.60         0.48    2.78   44.04
FMBD  First Mutual Bancorp Inc of IL(8)             NM  109.45   16.53  139.60      NM         0.32    1.84   69.57
FMSB  First Mutual SB of Bellevue WA*            10.42  155.86   11.27  155.86   12.38         0.20    1.60   16.67
FNFI  First Niles Financial of OH                   NM   73.99   22.74   73.99      NM         0.00    0.00    0.00
FNGB  First Northern Cap. Corp of WI             15.58  140.02   14.87  140.02   17.14         0.36    3.00   46.75
FWWB  First Savings Bancorp of WA                19.03  165.97   21.60  179.08   20.49         0.36    1.69   32.14
FSFF  First SecurityFed Fin of IL                25.94   97.86   26.62   98.14   17.41         0.00    0.00    0.00
FSLA  First Source Bancorp of NJ                 19.18  101.93   21.29  105.24   20.59         0.18    2.13   40.91
SOPN  First Svgs Bancorp of NC                   15.94  120.89   27.63  120.89   15.94         1.00    4.42   70.42
FBNW  FirstBank Corp of Clarkston WA             16.33  103.43   16.16  103.43   29.09         0.36    2.25   36.73
FFDB  FirstFed Bancorp, Inc. of AL               14.39  129.96   12.85  140.74   14.39         0.28    2.95   42.42

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998


                                                               Key Financial Ratios                          Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                            Equity/ Equity/     Reported Earnings       Core Earnings       NPAs   Resvs/  Resvs/
                                                             ______________________    _______________
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSPT  FirstSpartan Fin. Corp. of SC          22.67    22.67    1.42    5.64    4.85       1.34    5.31       0.36  125.28    0.55
FLAG  Flag Financial Corp of GA               8.89     8.89    0.88    9.49    3.32       0.61    6.57       1.33   65.46    1.22
FLGS  Flagstar Bancorp, Inc of MI             5.55     5.40    1.41   23.50    8.36       1.41   23.50       2.26   20.60    0.53
FFIC  Flushing Fin. Corp. of NY*             12.00    11.55    0.91    7.10    5.38       0.93    7.26       0.22  262.60    0.95
FBHC  Fort Bend Holding Corp. of TX(8)        7.15     6.76    0.66   10.00    4.53       0.43    6.58        NA      NA      NA
FTSB  Fort Thomas Fin. Corp. of KY           16.07    16.07    1.18    7.42    6.60       1.18    7.42       1.93   30.61    0.65
FKKY  Frankfort First Bancorp of KY          16.55    16.55    1.21    7.18    6.58       1.21    7.18       0.15   50.76    0.08
FTNB  Fulton Bancorp, Inc. of MO             23.15    23.15    1.07    4.44    4.36       0.82    3.43       0.51  171.86    1.05
GUPB  GFSB Bancorp, Inc of Gallup NM         11.54    11.54    0.78    6.14    5.50       0.78    6.14       0.70   44.69    0.51
GSLA  GS Financial Corp. of LA               36.03    36.03    1.14    2.73    3.61       0.99    2.38       0.12  260.11    0.74
GOSB  GSB Financial Corp. of NY*             23.87    23.87    0.49    1.84    2.02       0.83    3.13       0.07     NA      NA
GBNK  Gaston Fed Bncp MHC of NC(47.0         20.28    20.28    0.73    5.92    2.40       0.66    5.39       0.50  132.06    0.96
GFCO  Glenway Financial Corp. of OH           9.63     9.56    0.90    9.53    5.97       0.90    9.53       0.32  119.55    0.45
GTPS  Great American Bancorp of IL           15.60    15.60    0.72    3.89    4.61       0.72    3.89       0.12  331.46    0.47
PEDE  Great Pee Dee Bancorp of SC            46.01    46.01    1.89    4.14    4.63       1.89    4.14       0.48  107.27    0.62
GSFC  Green Street Fin. Corp. of NC          34.90    34.90    1.59    4.49    4.68       1.59    4.49       0.07  216.10    0.19
GFED  Guaranty Fed Bancshares of MO          23.19    23.19    1.26    5.10    4.24       1.26    5.10       0.29  278.91    0.99
HCBBE HCB Bancshares of Camden AR            17.25    17.04    0.33    1.99    2.63       0.33    1.99       0.44  150.91    1.38
HEMT  HF Bancorp of Hemet CA                  7.92     6.83   -0.02   -0.23   -0.17       0.02    0.31        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.83     9.83    1.06   10.98    9.96       0.91    9.44       0.93  151.01    1.74
HMNF  HMN Financial, Inc. of MN               9.76     8.96    0.79    6.41    7.25       0.56    4.49       0.10  405.75    0.62
HALL  Hallmark Capital Corp. of WI            7.63     7.63    0.66    8.86    7.49       0.62    8.30       0.37     NA      NA
HRBF  Harbor Federal Bancorp of MD           12.78    12.78    0.79    6.25    4.56       0.77    6.05       0.69   33.35    0.34
HARB  Harbor Florida Bancshrs of FL          19.52    19.34    1.39    8.87    5.06       1.32    8.40       0.37  237.31    1.23
HFSA  Hardin Bancorp of Hardin MO            10.30    10.30    0.72    6.61    5.81       0.58    5.34       0.15  144.56    0.41
HARL  Harleysville SB of PA                   6.41     6.41    0.97   14.66    7.11       0.97   14.66        NA      NA     0.79
HFGI  Harrington Fin. Group of IN             3.39     3.39   -0.91  -21.02  -17.12      -0.25   -5.67       0.16   57.76    0.27
HARS  Harris Fin. MHC of PA (24.9)            7.93     7.20    0.80    9.83    3.14       0.57    7.05       0.65   60.95    0.96
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.54    26.54    1.36    5.09    5.35       1.36    5.09       0.55   66.83    0.48
HHFC  Harvest Home Fin. Corp. of OH          11.35    11.35    0.62    5.35    4.50       0.62    5.35       0.09  144.19    0.25
HAVN  Haven Bancorp of Woodhaven NY           5.27     5.05    0.42    7.51    6.15       0.40    7.20       0.40  147.03    1.01
HTHR  Hawthorne Fin. Corp. of CA              3.97     3.97    1.00   22.67   20.22       1.09   24.78       5.28   22.92    1.31
HMLK  Hemlock Fed. Fin. Corp. of IL          15.14    15.14    0.92    5.35    6.05       0.91    5.29        NA      NA     0.82
HBSC  Heritage Bancorp, Inc of SC            31.48    31.48    1.12    5.60    4.05       1.12    5.60       0.44   57.25    0.38
HFWA  Heritage Financial Corp of WA          22.78    20.75    1.16    5.53    3.89       0.71    3.40       0.10  886.55    1.25
HCBC  High Country Bancorp of CO             18.18    18.18    0.84    5.51    5.12       0.84    5.51       0.41  181.40    0.91
HBNK  Highland Bancorp of CA                  7.00     7.00    1.46   19.23   10.51       1.27   16.75       1.65   96.78    2.01
HIFS  Hingham Inst. for Sav. of MA*           9.48     9.48    1.24   13.00    8.59       1.22   12.82       0.20  340.32    0.86
HBEI  Home Bancorp of Elgin IL(8)            24.16    24.16    0.71    2.74    2.76       0.71    2.74       0.24  122.58    0.34
HBFW  Home Bancorp of Fort Wayne IN          11.92    11.92    0.85    6.84    4.54       0.83    6.68       0.10  402.90    0.43
HCFC  Home City Fin. Corp. of OH             13.65    13.65    1.26    7.45    8.08       1.26    7.45        NA      NA     0.65
HOMF  Home Fed Bancorp of Seymour IN          9.61     9.38    1.48   16.28    8.54       1.13   12.39       0.72   83.53    0.72
HWEN  Home Financial Bancorp of IN           17.63    17.63    0.92    5.28    5.73       0.70    4.05        NA      NA     0.91
HLFC  Home Loan Financial Corp of OH         37.72    37.72    1.50    4.75    3.66       1.50    4.75       0.06     NA      NA
HPBC  Home Port Bancorp, Inc. of MA*          8.87     8.87    1.46   15.19    7.75       1.65   17.18       0.11     NA     1.41
HSTD  Homestead Bancorp, Inc. of LA          21.66    21.66    0.75    3.46    4.36       0.75    3.46       0.27  119.47    0.69
HFBC  HopFed Bancorp of KY                   26.78    26.78    1.22    8.52    3.95       1.22    8.52       0.11  107.86    0.23
HZFS  Horizon Fin'l. Services of IA           9.44     9.44    0.66    6.84    5.36       0.79    8.16       1.03   37.74    0.62
HRZB  Horizon Financial Corp. of WA*         15.30    15.30    1.55    9.96    8.22       1.56   10.05       0.03     NA     0.87
HRBT  Hudson River Bancorp Inc of NY         26.74    26.74    0.90    3.36    3.77       1.03    3.85        NA      NA     2.20
ITLA  ITLA Capital Corp of CA*               10.43    10.41    1.43   13.81   11.10       1.43   13.81        NA      NA     1.90
ICBC  Independence Comm Bnk Cp of NY         20.07    18.95   -0.81   -4.22   -3.96       0.68    3.58       0.69  116.06    1.29
IFSB  Independence FSB of DC                  7.96     7.27    1.98   26.14   32.78       1.57   20.76       1.32   19.24    0.42
INBI  Industrial Bancorp of OH               16.00    16.00    1.50    9.13    5.89       1.50    9.13       0.35  138.50    0.55
IWBK  Interwest Bancorp of WA                 7.03     6.44    0.82   11.73    5.08       0.70    9.91       0.64   83.89    0.90
IPSW  Ipswich SB of Ipswich MA*               5.50     5.50    1.14   21.03    8.98       0.97   17.78       0.71   99.04    0.91

                                                            Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------      -----------------------
                                                                       Price/  Price/        Ind.   Divi-
                                               Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                         Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                         ------- ------- ------- ------- -------      ------- ------- -------
                                                 (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSPT  FirstSpartan Fin. Corp. of SC             20.61  123.38   27.97  123.38   21.89         0.80    2.27   46.78
FLAG  Flag Financial Corp of GA                   NM   275.82   24.52  275.82     NM          0.24    2.04   61.54
FLGS  Flagstar Bancorp, Inc of MI               11.96  252.01   13.98  258.96   11.96         0.32    1.22   14.55
FFIC  Flushing Fin. Corp. of NY*                18.60  132.23   15.87  137.34   18.18         0.24    1.50   27.91
FBHC  Fort Bend Holding Corp. of TX(8)          22.07  200.98   14.36  212.49     NM          0.40    1.63   36.04
FTSB  Fort Thomas Fin. Corp. of KY              15.16  109.77   17.64  109.77   15.16         0.25    2.06   31.25
FKKY  Frankfort First Bancorp of KY             15.20  110.09   18.22  110.09   15.20         0.80    5.16     NM
FTNB  Fulton Bancorp, Inc. of MO                22.92  102.02   23.62  102.02   29.67         0.30    1.98   45.45
GUPB  GFSB Bancorp, Inc of Gallup NM            18.17  111.81   12.90  111.81   18.17         0.30    2.20   40.00
GSLA  GS Financial Corp. of LA                  27.72   79.64   28.70   79.64     NM          0.28    2.20   60.87
GOSB  GSB Financial Corp. of NY*                  NM    93.96   22.43   93.96   29.09         0.12    0.90   44.44
GBNK  Gaston Fed Bncp MHC of NC(47.0              NM   150.44   30.51  150.44     NM          0.20    1.45   60.61
GFCO  Glenway Financial Corp. of OH             16.74  154.30   14.86  155.51   16.74         0.44    2.23   37.29
GTPS  Great American Bancorp of IL              21.71   97.23   15.17   97.23   21.71         0.44    2.67   57.89
PEDE  Great Pee Dee Bancorp of SC               21.61   89.22   41.05   89.22   21.61         0.36    2.82   61.02
GSFC  Green Street Fin. Corp. of NC             21.38   99.59   34.75   99.59   21.38         0.48    3.25   69.57
GFED  Guaranty Fed Bancshares of MO             23.56  113.01   26.21  113.01   23.56         0.32    2.61   61.54
HCBBE HCB Bancshares of Camden AR                 NM    65.74   11.34   66.53     NM          0.24    2.53     NM
HEMT  HF Bancorp of Hemet CA                      NM   131.38   10.40  152.25     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                  10.04  110.81   10.89  110.81   11.68         0.36    2.53   25.35
HMNF  HMN Financial, Inc. of MN                 13.79  101.59    9.92  110.76   19.68         0.24    1.79   24.74
HALL  Hallmark Capital Corp. of WI              13.36  111.51    8.51  111.51   14.26         0.00    0.00    0.00
HRBF  Harbor Federal Bancorp of MD              21.94  135.31   17.29  135.31   22.63         0.52    2.42   53.06
HARB  Harbor Florida Bancshrs of FL             19.75  129.66   25.31  130.89   20.87         0.26    2.35   46.43
HFSA  Hardin Bancorp of Hardin MO               17.20  111.74   11.50  111.74   21.31         0.60    3.20   55.05
HARL  Harleysville SB of PA                     14.07  192.66   12.36  192.66   14.07         0.48    1.65   23.19
HFGI  Harrington Fin. Group of IN                 NM   148.49    5.03  148.49     NM          0.12    1.35     NM
HARS  Harris Fin. MHC of PA (24.9)                NM   298.76   23.70  329.04     NM          0.22    1.30   41.51
HFFB  Harrodsburg 1st Fin Bcrp of KY            18.68   95.93   25.46   95.93   18.68         0.40    2.78   51.95
HHFC  Harvest Home Fin. Corp. of OH             22.22  119.35   13.54  119.35   22.22         0.44    3.14   69.84
HAVN  Haven Bancorp of Woodhaven NY             16.27  115.17    6.07  120.21   16.96         0.30    1.88   30.61
HTHR  Hawthorne Fin. Corp. of CA                 4.95  102.12    4.06  102.12    4.52         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL             16.53   92.77   14.05   92.77   16.72         0.32    2.23   36.78
HBSC  Heritage Bancorp, Inc of SC               24.67   91.64   28.85   91.64   24.67         0.30    1.60   39.47
HFWA  Heritage Financial Corp of WA             25.70  116.12   26.46  127.51     NM          0.18    1.59   40.91
HCBC  High Country Bancorp of CO                19.55   77.79   14.14   77.79   19.55         0.40    3.72   72.73
HBNK  Highland Bancorp of CA                     9.52  185.77   13.01  185.77   10.92         0.50    1.41   13.40
HIFS  Hingham Inst. for Sav. of MA*             11.64  142.74   13.53  142.74   11.81         0.27    1.59   18.49
HBEI  Home Bancorp of Elgin IL(8)                 NM   100.86   24.37  100.86     NM          0.40    2.83     NM
HBFW  Home Bancorp of Fort Wayne IN             22.02  151.89   18.11  151.89   22.56         0.32    1.15   25.40
HCFC  Home City Fin. Corp. of OH                12.38  106.73   14.57  106.73   12.38         0.36    2.77   34.29
HOMF  Home Fed Bancorp of Seymour IN            11.71  177.65   17.08  182.09   15.38         0.40    1.67   19.51
HWEN  Home Financial Bancorp of IN              17.44   90.25   15.91   90.25   22.73         0.10    1.33   23.26
HLFC  Home Loan Financial Corp of OH            27.31   94.16   35.52   94.16   27.31         0.20    1.49   40.82
HPBC  Home Port Bancorp, Inc. of MA*            12.91  186.86   16.58  186.86   11.42         0.80    3.37   43.48
HSTD  Homestead Bancorp, Inc. of LA             22.92   79.33   17.18   79.33   22.92         0.20    2.42   55.56
HFBC  HopFed Bancorp of KY                      25.35  126.21   33.80  126.21   25.35         0.30    1.64   41.67
HZFS  Horizon Fin'l. Services of IA             18.66  129.53   12.23  129.53   15.63         0.18    1.44   26.87
HRZB  Horizon Financial Corp. of WA*            12.17  118.23   18.08  118.23   12.06         0.44    3.20   38.94
HRBT  Hudson River Bancorp Inc of NY            26.54   89.18   23.84   89.18   23.15         0.00    0.00    0.00
ITLA  ITLA Capital Corp of CA*                   9.01  116.50   12.15  116.75    9.01         0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY              NM   105.94   21.26  112.15   29.73         0.12    0.90     NM
IFSB  Independence FSB of DC                     3.05   77.13    6.14   84.44    3.84         0.25    1.96    5.98
INBI  Industrial Bancorp of OH                  16.96  152.73   24.44  152.73   16.96         0.60    3.16   53.57
IWBK  Interwest Bancorp of WA                   19.67  230.73   16.22  252.04   23.28         0.56    2.21   43.41
IPSW  Ipswich SB of Ipswich MA*                 11.14  213.41   11.75  213.41   13.17         0.16    1.31   14.55

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                            Equity/ Equity/     Reported Earnings       Core Earnings       NPAs   Resvs/  Resvs/
                                                             ----------------------    ---------------
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
JXVL  Jacksonville Bancorp of TX             14.45    14.45    1.34    9.15    8.42       1.34    9.15       0.62   78.01    0.63
JXSB  Jcksnville SB,MHC of IL (45.6)         10.80    10.80    0.57    5.41    3.74       0.34    3.24       0.79   59.47    0.59
JSBA  Jefferson Svgs Bancorp of MO            9.56     7.67    0.78    8.70    6.03       0.69    7.72       0.74   72.40    0.73
KSBK  KSB Bancorp of Kingfield ME*            7.78     6.77    1.08   13.94    9.50       1.08   13.9?        NA      NA     1.15
KFBI  Klamath First Bancorp of OR            14.07    12.96    0.95    6.55    5.41       0.92    6.3?        NA      NA     0.29
LSBI  LSB Fin. Corp. of Lafayette IN          8.41     8.41    0.85    9.93    6.41       0.73    8.51        NA      NA     0.79
LVSB  Lakeview Financial of NJ                9.53     6.39    1.75   16.93    9.88       0.75    7.24       0.56  135.74    1.54
LARK  Landmark Bancshares, Inc of KS         13.07    13.07    1.06    7.67    8.01       0.89    6.46       0.25  196.35    0.66
LARL  Laurel Capital Group of PA             11.09    11.09    1.43   13.36    7.37       1.47   13.74       0.27  309.56    1.19
LSBX  Lawrence Savings Bank of MA*           12.07    12.07    2.58   24.91   16.31       2.54   24.56       0.27  357.94    1.76
LFED  Leeds Fed Bksr MHC of MD (36.3         16.29    16.29    1.13    6.89    4.30       1.13    6.89       0.83   28.70    0.38
LXMO  Lexington B&L Fin. Corp. of MO         16.06    14.98    0.78    3.83    5.39       0.78    3.83       0.48  130.50    0.95
LIBB  Liberty Bancorp MHC of NJ (47)         13.75    13.75    0.57    4.26    3.79       0.57    4.26       0.38   80.19    0.44
LFCO  Life Financial Corp of CA(8)           16.18    16.18    3.00   20.55   29.67       3.15   21.59       2.27   20.25    0.75
LFBI  Little Falls Bancorp of NJ             10.91    10.15    0.57    5.18    4.59       0.56    5.11        NA      NA      NA
LOGN  Logansport Fin. Corp. of IN            17.51    17.51    1.46    7.83    7.20       1.47    7.90       0.24  112.4?    0.36
MAFB  MAF Bancorp, Inc. of IL                 7.?0     6.98    1.09   14.00    6.67       1.04   13.34       0.52   83.69    0.54
MBLF  MBLA Financial Corp. of MO             13.70    13.70    0.86    6.67    7.95       0.85    6.58       0.45   74.68    0.50
MECH  MECH Financial Inc of CT*               9.71     9.71    0.96    9.69    6.00       0.96    9.63       0.51  259.89    2.05
MFBC  MFB Corp. of Mishawaka IN               9.96     9.96    0.79    6.78    7.07       0.81    6.96       0.04  372.13    0.18
MSBF  MSB Financial, Inc of MI               16.51    16.51    1.53    9.21    6.07       1.30    7.79       1.51   33.14    0.54
MARN  Marion Capital Holdings of IN          18.12    17.72    1.14    5.69    6.14       1.14    5.69       0.82  129.18    1.23
MRKF  Market Fin. Corp. of OH                27.62    27.62    0.98    3.00    3.25       0.98    3.00       0.31   30.41    0.16
MASB  MassBank Corp. of Reading MA*          11.81    11.66    1.17   10.24    8.08       1.01    8.83       0.16  166.21    0.82
MFLR  Mayflower Co-Op. Bank of MA*            9.24     9.10    1.13   11.81    6.89       0.98   10.25       0.61  134.79    1.54
MDBK  Medford Bancorp, Inc. of MA*            9.09     8.6?    1.08   11.89    8.30       1.01   11.21       0.17  360.57    1.18
MWBX  MetroWest Bank of MA*                   7.44     7.44    1.24   16.82    8.15       1.21   16.51       0.46  345.13    2.28
METF  Metropolitan Fin. Corp. of OH           3.74     3.46    0.70   18.02    8.65       0.61   15.50       1.45   42.45    0.77
MIFC  Mid Iowa Financial Corp. of IA(8)       9.93     9.92    1.02   10.90    5.75       1.01   10.76       0.14  161.5?    0.43
MCBN  Mid-Coast Bancorp of ME                 8.02     8.02    0.70    8.30    7.39       0.61    7.21       0.69   79.42    0.70
MWBI  Midwest Bancshares, Inc. of IA          7.36     7.36    0.88   12.32   10.16       0.76   10.67       0.54   54.65    0.49
MFFC  Milton Fed. Fin. Corp. of OH           11.17    11.17    0.67    5.75    4.96       0.54    4.6?       0.41   70.20    0.39
MBSP  Mitchell Bancorp, Inc. of NC(8)        39.23    39.23    1.23    3.03    2.98       1.23    3.03       1.54   34.72    0.72
MBBC  Monterey Bay Bancorp of CA             10.77     9.85    0.31    2.74    2.51       0.31    2.74       0.55  112.07    1.08
MONT  Montgomery Fin. Corp. of IN            16.88    16.88    0.92    5.12    5.90       0.92    5.12        NA      NA     0.19
MSBK  Mutual SB, FSB of Bay City MI           6.0?     6.06   -1.22  -21.64  -23.87      -0.39   -7.01       0.10  312.68    0.55
MYST  Mystic Financial of MA*                17.74    17.74    0.82    5.37    5.17       0.77    5.03       0.12  540.93    0.88
NHTB  NH Thrift Bancshares of NH              8.14     7.11    0.90   11.39    8.42       0.84   10.56       1.00   95.48    1.21
NSLB  NS&L Bancorp, Inc of Neosho MO         18.47    18.35    0.68    3.55    4.57       0.67    3.49       0.19   41.67    0.14
NSSY  NSS Bancorp of CT(8)*                   8.46     8.25    0.79    9.?8    4.54       0.69    8.35       0.63  131.72    1.27
NMSB  Newmil Bancorp, Inc. of CT*             9.35     9.35    0.87    9.34    6.89       0.67    7.15       0.75  179.97    2.87
NBCP  Niagara Bancorp of NY MHC(45.4*        18.22    18.22    0.69    4.92    2.61       1.04    7.38       0.26  199.97    1.06
NBSI  North Bancshares of Chicago IL         10.61    10.61    0.37    3.13    2.97       0.32    2.69        NA      NA     0.26
FFFD  North Central Bancshares of IA         14.86    12.92    1.32    8.91    7.89       1.31    8.79       0.19  424.53    1.03
NEIB  Northeast Indiana Bncrp of IN          13.05    13.05    1.19    8.56    7.70       1.19    8.56       0.41  159.71    0.73
NWSB  Northwest Bcrp MHC of PA (30.8          8.50     7.64    0.92   10.14    3.75       0.90    9.91       0.52  116.00    0.79
NWEQ  Northwest Equity Corp. of WI           12.10    12.10    1.27   10.71    8.63       1.15    9.72       1.71   28.61    0.60
NTMG  Nutmeg FS&LA of CT                      6.06     6.06    0.8?   14.08    7.25       0.44    7.4?       1.30   35.79    0.53
OHSL  OHSL Financial Corp. of OH             10.84    10.84    0.86    7.94    5.93       0.80    7.37        NA      NA      NA
OCFC  Ocean Fin. Corp. of NJ                 13.71    13.64    0.91    6.22    6.25       0.91    6.22       0.41  113.75    0.80
OTFC  Oregon Trail Fin. Corp. of OR          22.76    22.76    1.15    5.2?    6.26       1.15    5.28       0.20  181.83    0.60
OFCP  Ottawa Financial Corp. of MI            ?.22     6.74    0.89   10.38    5.97       0.79    9.25       0.50   79.48    0.46
PFFB  PFF Bancorp of Pomona CA                7.59     7.51    0.60    6.81    7.25       0.57    6.50       1.03   82.38    1.32
PHSED PHS Bancorp of PA (45.0)               12.37    12.37    0.72    5.58    4.0?       0.66    5.10       0.21  252.66    1.29
PSFI  PS Financial of Chicago IL             26.77    26.77    1.00    3.18    4.20       1.73    5.53       0.41   50.85    0.37
PSBI  PSB Bancorp Inc. of PA*                19.81    19.81    0.78    3.93    5.06       0.78    3.93       1.46   16.02    0.46

                                                           Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------      -----------------------
                                                                       Price/  Price/        Ind.   Divi-
                                               Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                         Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                         ------- ------- ------- ------- -------      ------- ------- -------
                                                 (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
JXVL  Jacksonville Bancorp of TX                11.88  106.63   15.41  106.63   11.88         0.50    3.24   ?8.46
JXSB  Jcksnville SB,MHC of IL (45.6)            26.76  142.19   15.35  142.19     NA          0.30    2.24   60.00
JSBA  Jefferson Svgs Bancorp of MO              16.58  137.25   13.12  171.05   18.68         0.28    1.72   28.57
KSBK  KSB Bancorp of Kingfield ME*              10.53  146.75   11.42  168.67   10.53         0.24    1.71   18.05
KFBI  Klamath First Bancorp of OR               18.49  121.33   17.07  131.68   19.09         0.36    2.03   37.50
LSBI  LSB Fin. Corp. of Lafayette IN            15.61  149.75   12.59  149.75   18.21         0.40    1.36   21.16
LVSB  Lakeview Financial of NJ                  10.12  169.22   16.13  252.31   23.65         0.25    1.27   12.89
LARK  Landmark Bancshares, Inc of KS            12.48  101.77   13.30  101.77   1?.82         0.60    2.61   32.61
LARL  Laurel Capital Group of PA                13.57  170.71   18.93  170.71   13.19         0.60    3.16   42.86
LSBX  Lawrence Savings Bank of MA*               6.13  135.28   16.33  135.28    6.22         0.00    0.00    0.00
LFED  Leeds Fed Bksr MHC of MD (36.3            23.25  156.80   25.54  156.80   23.25         0.56    3.76     NA
LXMO  Lexington B&L Fin. Corp. of MO            1?.55   75.81   12.18   81.27   18.55         0.30    2.61   48.39
LIBB  Liberty Bancorp MHC of NJ (47)            26.35  111.30   15.31  111.30   26.35         0.00    0.00    0.00
LFCO  Life Financial Corp of CA(8)               3.37   63.97   10.35   63.97    3.21         0.00    0.00    0.00
LFBI  Little Falls Bancorp of NJ                21.79  113.33   12.36  121.86   22.08         0.24    1.41   30.77
LOGN  Logansport Fin. Corp. of IN               13.89  111.03   19.45  111.03   13.76         0.44    2.93   40.74
MAFB  MAF Bancorp, Inc. of IL                   15.00  203.03   15.84  226.87   15.74         0.28    1.10   16.47
MBLF  MBLA Financial Corp. of MO                12.58   85.09   11.66   85.09   12.75         0.60    3.16   39.74
MECH  MECH Financial Inc of CT*                 16.67  154.20   14.98  154.20   16.77         0.60    2.22   37.0?
MFBC  MFB Corp. of Mishawaka IN                 14.14  102.63   10.22  102.63   1?.78         0.34    1.58   22.37
MSBF  MSB Financial, Inc of MI                  16.48  148.08   24.44  148.08   19.48         0.30    2.00   32.97
MARN  Marion Capital Holdings of IN             16.30   99.95   18.11  102.18   16.30         0.88    4.00   65.19
MRKF  Market Fin. Corp. of OH                     NA   111.87   30.90  111.87     NA          0.28    2.22   68.29
MASB  MassBank Corp. of Reading MA*             12.38  122.00   14.41  123.55   14.35         1.08    2.85   35.29
MFLR  Mayflower Co-Op. Bank of MA*              14.52  165.30   15.27  167.70   16.72         0.80    3.30   47.90
MDBK  Medford Bancorp, Inc. of MA*              12.05  141.59   12.87  149.02   12.79         0.40    2.39   28.78
MWBX  MetroWest Bank of MA*                     12.27  193.41   14.38  193.41   12.50         0.20    2.96   36.36
METF  Metropolitan Fin. Corp. of OH             11.56  191.62    7.16  206.73   13.44         0.00    0.00    0.00
MIFC  Mid Iowa Financial Corp. of IA(8)         17.41  177.88   17.67  178.11   17.63         0.08    0.58   10.13
MCBN  Mid-Coast Bancorp of ME                   13.52  112.24    9.01  112.24   15.57         0.20    2.42   32.79
MWBI  Midwest Bancshares, Inc. of IA             9.84  113.22    8.34  113.22   11.36         0.36    2.88   28.35
MFFC  Milton Fed. Fin. Corp. of OH              20.15  114.89   12.84  114.89   25.00         0.60    4.44     NA
MBSP  Mitchell Bancorp, Inc. of NC(8)             NA   100.19   39.31  100.19     NA          0.80    5.08     NA
MBBC  Monterey Bay Bancorp of CA                  NA   109.69   11.81  119.91     NA          0.12    0.91   36.36
MONT  Montgomery Fin. Corp. of IN               16.94   85.57   14.45   85.57   16.94         0.22    2.10   35.48
MSBK  Mutual SB, FSB of Bay City MI               NA    90.69    5.49   90.69     NA          0.00    0.00     NA
MYST  Mystic Financial of MA*                   19.35   90.02   15.97   90.02   20.69         0.20    1.67   32.26
NHTB  NH Thrift Bancshares of NH                11.87  130.00   10.58  148.77   12.80         0.60    3.66   43.48
NSLB  NS&L Bancorp, Inc of Neosho MO            21.88   77.83   14.38   78.34   22.25         0.50    3.81     NA
NSSY  NSS Bancorp of CT(8)*                     22.02  206.99   17.51  212.20   25.00         0.52    1.08   23.85
NMSB  Newmil Bancorp, Inc. of CT*               14.51  130.41   12.19  130.41   18.95         0.36    3.06   44.4?
NBCP  Niagara Bancorp of NY MHC(45.4*             NA   131.28   23.91  131.28   25.56         0.12    1.04   40.00
NBSI  North Bancshares of Chicago IL              NA   116.30   12.34  116.30     NA          0.40    3.30     NA
FFFD  North Central Bancshares of IA            12.68  112.36   16.69  129.22   12.86         0.32    1.78   22.54
NEIB  Northeast Indiana Bncrp of IN             12.99  112.94   14.73  112.94   12.99         0.36    2.18   28.35
NWSB  Northwest Bcrp MHC of PA (30.8            26.67  258.06   21.95  287.08   27.27         0.16    1.33   35.56
NWEQ  Northwest Equity Corp. of WI              11.59  120.36   14.57  120.36   12.77         0.68    3.89   45.0?
NTMG  Nutmeg FS&LA of CT                        13.79  190.17   11.53  190.17   26.09         0.20    1.67   22.99
OHSL  OHSL Financial Corp. of OH                16.87  130.1?   14.10  130.11   18.18         0.50    3.57   60.24
OCFC  Ocean Fin. Corp. of NJ                    16.00  10?.13   14.27  104.64   16.00         0.48    3.23   51.61
OTFC  Oregon Trail Fin. Corp. of OR             15.96   83.75   19.06   83.75   15.96         0.24    1.81   28.92
OFCP  Ottawa Financial Corp. of MI              16.76  174.83   14.38  213.18   18.80         0.40    1.73   28.99
PFFB  PFF Bancorp of Pomona CA                  13.79  102.34    7.76  103.45   14.44         0.00    0.00    0.00
PHSED PHS Bancorp of PA (45.0)                  24.78  135.31   16.74  135.31   27.11         0.28    1.95   48.28
PSFI  PS Financial of Chicago IL                23.81   88.73   23.75   88.73   13.70         0.52    5.20     NA
PSBI  PSB Bancorp Inc. of PA*                   19.76   77.68   15.39   77.68   19.76         0.00    0.00    0.00

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                            Equity/ Equity/     Reported Earnings       Core Earnings       NPAs   Resvs/  Resvs/
                                                             ----------------------    ---------------
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
PVFC  PVF Capital Corp. of OH                 7.20     7.20    1.22   17.04    8.79       1.14   15.93       0.96   64.83    0.72
PBCI  Pamrapo Bancorp, Inc. of NJ            12.45    12.40    1.18    9.26    6.77       1.13    8.91       1.56   38.29    1.03
PFED  Park Bancorp of Chicago IL             20.33    20.33    0.92    4.28    4.78       0.93    4.34       0.07  390.63    0.67
PVSA  Parkvale Financial Corp of PA           7.48     7.44    1.08   13.97    8.73       1.06   13.74       0.43  272.64    1.51
PBHC  Pathfinder BC MHC of NY (45.2)*        11.89    10.15    0.74    6.28    4.46       0.63    5.33       1.40   32.66    0.69
PEEK  Peekskill Fin. Corp. of NY             21.57    21.57    0.98    4.06    4.68       1.00    4.12       0.75   46.50    1.32
PFSB  PennFed Fin. Services of NJ             6.66     5.84    0.76   11.00    9.02       0.72   10.38       0.46   39.60    0.26
PWBK  Pennwood Bancorp, Inc. of PA           17.27    17.27    0.59    3.29    3.59       0.65    3.62       1.44   58.95    1.15
PBKB  People's Bancshares of MA*              3.78     3.62    0.73   17.53    8.00       0.28    6.65        NA      NA     0.92
TSBS  Peoples Bancorp Inc of NJ(8)*          39.22    38.06    1.30    5.03    2.62       1.25    4.85       0.84   55.53    0.84
PFDC  Peoples Bancorp of Auburn IN           14.96    14.96    1.45    9.60    6.59       1.45    9.60        NA      NA     0.35
PBCT  Peoples Bank, MHC of CT (41.2)*         8.91     7.46    1.22   13.50    5.88       0.73    8.08       0.59  177.88    1.64
PFFC  Peoples Fin. Corp. of OH               17.34    17.34    1.15    6.30    5.92       0.53    2.93        NA      NA     0.30
PHBK  Peoples Heritage Fin Grp of ME*         7.41     6.16    0.94   12.97    4.16       1.26   17.41        NA      NA     1.28
PSFC  Peoples Sidney Fin. Corp of OH         18.53    18.53    1.17    4.95    4.18       1.17    4.95       0.91   44.42    0.45
PERM  Permanent Bancorp, Inc. of IN           8.58     7.00    0.59    6.31    4.84       0.56    6.00       0.18  223.89    0.75
PCBC  Perry Co. Fin. Corp. of MO             18.47    18.47    0.98    5.17    5.11       0.97    5.12        NA      NA     0.16
PHFC  Pittsburgh Home Fin Corp of PA          6.93     6.86    0.70    8.13    8.21       0.62    7.21       1.20   38.73    0.81
PFSL  Pocahontas Bancorp of AR               14.44    14.00    0.68    7.04    4.44       0.68    7.04       0.26  159.98    0.88
PTRS  Potters Financial Corp of OH            8.53     8.53    0.76    8.70    7.21       0.68    7.75       0.32  541.52    2.35
PRBC  Prestige Bancorp of PA                  8.98     8.98    0.46    4.55    5.36       0.44    4.42       0.40   72.32    0.41
PFNC  Progress Financial Corp. of PA          6.92     6.18    0.82   14.39    5.50       0.74   12.90        NA      NA     1.19
PROV  Provident Fin. Holdings of CA           9.96     9.96    0.68    6.05    7.05       0.24    2.18       0.67  112.01    0.88
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)      13.42    13.42    1.11    8.38    5.07       0.91    6.88       0.98   39.77    0.51
PLSK  Pulaski SB, MHC of NJ (47.0)           11.77    11.77    0.51    4.32    3.95       0.54    4.61       0.62   85.06    0.97
PULS  Pulse Bancorp of S. River NJ(8)         8.44     8.44    1.04   12.60    5.95       1.04   12.60        NA      NA     1.27
QCFB  QCF Bancorp of Virginia MN             17.49    17.49    1.72    9.92    7.96       1.67    9.62       0.08     NA     1.92
QCBC  Quaker City Bancorp of CA               8.87     8.87    0.87   10.00    8.13       0.81    9.31       0.83  103.46    1.07
QCSB  Queens County Bancorp of NY*            8.67     8.67    1.54   15.23    3.93       1.52   14.97       0.44  125.66    0.63
RARB  Raritan Bancorp of Raritan NJ(8)*       7.74     7.66    1.00   13.30    4.89       0.96   12.83       0.30  294.38    1.23
RELY  Reliance Bancorp, Inc. of NY            7.44     5.12    0.82   10.05    7.96       0.81    9.95       0.40   90.40    0.92
RELI  Reliance Bancshares Inc of WI(8)       52.92    52.92    1.28    2.56    2.49       1.22    2.45       0.47   85.79    0.65
RCBK  Richmond County Fin Corp of NY         19.48    19.42    0.52    2.99    1.76       1.40    8.08       0.24  191.44    1.01
RIVR  River Valley Bancorp of IN             13.63    13.45    0.93    7.10    7.13       0.82    6.23       0.55  158.30    1.03
RVSB  Riverview Bancorp of WA                23.08    22.36    1.69    8.33    5.38       1.60    7.87       0.28  137.60    0.63
RSLN  Roslyn Bancorp, Inc. of NY*            15.43    15.35    1.29    7.43    6.48       1.23    7.10       0.16  412.78    1.89
SCCB  S. Carolina Comm. Bnshrs of SC         19.62    19.62    0.88    3.88    5.19       0.88    3.88       1.87   32.63    0.81
SFED  SFS Bancorp of Schenectady NY(8)       12.30    12.30    0.66    5.30    4.34       0.64    5.13        NA      NA     0.63
SGVB  SGV Bancorp of W. Covina CA             6.82     6.74    0.42    5.55    5.78       0.41    5.41       0.79   40.46    0.46
SISB  SIS Bancorp, Inc. of MA(8)*             7.14     7.14    0.73   10.11    4.17       0.91   12.58       0.26  488.24    2.66
SWCB  Sandwich Bancorp of MA(8)*              8.39     8.16    0.97   11.94    4.19       0.92   11.31       0.57  138.76    1.16
SKAN  Skaneateles Bancorp Inc of NY*          6.91     6.76    0.60    8.67    7.85       0.56    8.03       1.58   64.65    1.29
SKBOD Skibo Fin Corp MHC of PA(45.0)         16.80    16.80    0.57    3.38    2.00       0.68    4.08       0.59   64.19    0.80
SOBI  Sobieski Bancorp of S. Bend IN         13.91    13.91    0.62    4.31    4.90       0.60    4.19       0.08  315.79    0.31
SFFS  Sound Bancorp MHC of NY (44.1)         19.05    19.05    1.20    6.29    6.34       1.20    6.29       0.52   72.34    0.77
SSFC  South Street Fin. Corp. of NC*         16.92    16.92    0.45    2.28    2.67       0.45    2.28       0.23   91.68    0.40
SBAN  SouthBanc Shares Inc. of SC            20.75    20.75    0.86    6.72    3.14       0.91    7.16       0.37  153.09    0.99
SCBS  Southern Commun. Bncshrs of AL         17.34    17.34    1.21    7.33    5.77       1.21    7.33       0.19  602.29    1.69
SMBC  Southern Missouri Bncrp of MO          15.47    15.47    0.66    4.08    4.48       0.70    4.30       1.49   55.70    1.08
SVRN  Sovereign Bancorp, Inc. of PA           5.51     4.86    0.57   11.75    3.77       0.70   14.63        NA      NA     1.18
STFR  St. Francis Cap. Corp. of WI            7.46     6.68    0.77    9.82    6.64       0.75    9.53        NA      NA     0.85
SPBC  St. Paul Bancorp, Inc. of IL            9.60     9.56    1.08   11.84    5.99       1.04   11.36        NA      NA     0.88
SFFC  StateFed Financial Corp. of IA         17.91    17.91    1.16    6.53    6.00       1.16    6.53       1.55   14.83    0.30
SFIN  Statewide Fin. Corp. of NJ              9.72     9.70    0.79    8.16    7.62       0.75    7.83       0.47   95.71    0.89
STSA  Sterling Financial Corp. of WA          5.38     2.37    0.36    6.67    4.97       0.51    9.57       0.57  118.79    1.06
ROSE  T R Financial Corp. of NY*              6.36     6.36    1.05   16.77    7.55       0.88   14.07       0.49   76.53    0.65

                                                           Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------      -----------------------
                                                                       Price/  Price/        Ind.   Divi-
                                               Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                         Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                         ------- ------- ------- ------- -------      ------- ------- -------
                                                 (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
PVFC  PVF Capital Corp. of OH                   11.38  179.03   12.90  179.03   12.17         0.00    0.00    0.00
PBCI  Pamrapo Bancorp, Inc. of NJ               14.78  135.06   16.82  135.68   15.36         1.12    4.77   70.44
PFED  Park Bancorp of Chicago IL                20.90   88.40   17.98   88.40   20.61         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA             11.45  155.78   11.65  156.49   11.65         0.48    2.34   26.82
PBHC  Pathfinder BC MHC of NY (45.2)*           22.42  137.98   16.41  161.63   26.40         0.20    1.68   37.74
PEEK  Peekskill Fin. Corp. of NY                21.35   91.86   19.81   91.86   21.03         0.36    2.59   55.38
PFSB  PennFed Fin. Services of NJ               11.08  120.62    8.04  137.68   11.75         0.16    1.17   13.01
PWBK  Pennwood Bancorp, Inc. of PA              27.83   97.46   16.84   97.46   25.30         0.28    2.52   70.00
PBKB  People's Bancshares of MA*                12.50  211.95    8.02  221.45     NM          0.76    3.66   45.78
TSBS  Peoples Bancorp Inc of NJ(8)*               NM   113.60   44.56  117.09     NM          0.10    0.94   35.71
PFDC  Peoples Bancorp of Auburn IN              15.18  143.23   21.43  143.23   15.18         0.48    2.41   36.64
PBCT  Peoples Bank, MHC of CT (41.2)*           16.99  212.43   18.93  253.62   28.38         0.92    3.24   55.09
PFFC  Peoples Fin. Corp. of OH                  16.90  110.19   19.11  110.19     NM          0.60    5.00     NM
PHBK  Peoples Heritage Fin Grp of ME*           24.01  221.48   16.40  266.42   17.89         0.44    2.41   57.89
PSFC  Peoples Sidney Fin. Corp of OH            23.93  149.82   27.76  149.82   23.93         0.28    1.67   40.00
PERM  Permanent Bancorp, Inc. of IN             20.66  125.22   10.74  153.41   21.71         0.24    1.87   38.71
PCBC  Perry Co. Fin. Corp. of MO                19.55   98.65   18.22   98.65   19.75         0.50    2.53   49.50
PHFC  Pittsburgh Home Fin Corp of PA            12.17  101.45    7.04  102.56   13.73         0.24    1.71   20.87
PFSL  Pocahontas Bancorp of AR                  22.50  102.97   14.87  106.26   22.50         0.24    2.67   60.00
PTRS  Potters Financial Corp of OH              13.86  120.07   10.25  120.07   15.56         0.28    2.00   27.72
PRBC  Prestige Bancorp of PA                    18.66   86.83    7.80   86.83   19.20         0.20    1.51   28.17
PFNC  Progress Financial Corp. of PA            18.18  174.35   12.07  195.26   20.29         0.16    1.14   20.78
PROV  Provident Fin. Holdings of CA             14.19   86.97    8.67   86.97     NM          0.00    0.00    0.00
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)         19.74  160.26   21.50  160.26   24.04         1.10    5.87     NM
PLSK  Pulaski SB, MHC of NJ (47.0)              25.29  106.55   12.54  106.55   23.71         0.30    2.64   66.67
PULS  Pulse Bancorp of S. River NJ(8)           16.81  203.27   17.15  203.27   16.81         0.80    2.74   45.98
QCFB  QCF Bancorp of Virginia MN                12.56  126.69   22.16  126.69   12.95         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA                 12.31  117.13   10.38  117.13   13.22         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*              25.42     NM    37.65     NM    25.86         0.80    2.67   67.80
RARB  Raritan Bancorp of Raritan NJ(8)*         20.47  256.04   19.83  258.68   21.21         0.60    1.71   35.09
RELY  Reliance Bancorp, Inc. of NY              12.56  127.12    9.46  184.60   12.68         0.72    2.74   34.45
RELI  Reliance Bancshares Inc of WI(8)            NM   103.10   54.56  103.10     NM          0.00    0.00    0.00
RCBK  Richmond County Fin Corp of NY              NM   122.68   23.90  123.07   20.97         0.24    1.57     NM
RIVR  River Valley Bancorp of IN                14.02   96.53   13.16   97.78   15.96         0.22    1.47   20.56
RVSB  Riverview Bancorp of WA                   18.58  133.53   30.82  137.80   19.68         0.24    1.79   33.33
RSLN  Roslyn Bancorp, Inc. of NY*               15.43  119.29   18.41  119.87   16.16         0.40    2.34   36.04
SCCB  S. Carolina Comm. Bnshrs of SC            19.29   83.18   16.32   83.18   19.29         0.64    4.74     NM
SFED  SFS Bancorp of Schenectady NY(8)          23.03  120.62   14.84  120.62   23.78         0.32    1.46   33.68
SGVB  SGV Bancorp of W. Covina CA               17.31   96.91    6.61   98.11   17.76         0.00    0.00    0.00
SISB  SIS Bancorp, Inc. of MA(8)*               23.96  219.47   15.67  219.47   19.26         0.64    1.59   38.10
SWCB  Sandwich Bancorp of MA(8)*                23.88  268.23   22.51  275.94   25.22         1.40    2.39   57.14
SKAN  Skaneateles Bancorp Inc of NY*            12.73  106.10    7.33  108.44   13.75         0.28    2.04   25.93
SKBOD Skibo Fin Corp MHC of PA(45.0)              NM   169.25   28.44  169.25     NM          0.20    1.67     NM
SOBI  Sobieski Bancorp of S. Bend IN            20.42   86.10   11.98   86.10   21.01         0.32    2.21   45.07
SFFS  Sound Bancorp MHC of NY (44.1)            15.78   99.20   18.90   99.20   15.78         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*              NM   111.94   18.94  111.94     NM          0.40    4.85     NM
SBAN  SouthBanc Shares Inc. of SC                 NM   111.46   23.13  111.46   29.92         0.48    2.43     NM
SCBS  Southern Commun. Bncshrs of AL            17.33  125.48   21.76  125.48   17.33         0.30    2.31   40.00
SMBC  Southern Missouri Bncrp of MO             22.33   98.07   15.17   98.07   21.20         0.50    2.99   66.67
SVRN  Sovereign Bancorp, Inc. of PA             26.53  221.77   12.21  251.52   21.30         0.08    0.57   15.09
STFR  St. Francis Cap. Corp. of WI              15.07  147.64   11.02  165.02   15.53         0.64    1.58   23.88
SPBC  St. Paul Bancorp, Inc. of IL              16.70  188.88   18.13  189.58   17.42         0.60    2.94   49.18
SFFC  StateFed Financial Corp. of IA            16.67  105.97   18.98  105.97   16.67         0.20    1.82   30.30
SFIN  Statewide Fin. Corp. of NJ                13.12  109.44   10.63  109.59   13.69         0.52    3.27   42.98
STSA  Sterling Financial Corp. of WA            20.11  125.68    6.76  285.05   14.02         0.00    0.00    0.00
ROSE  T R Financial Corp. of NY*                13.24  206.95   13.17  206.95   15.78         0.88    2.82   37.29

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                            Exhibit 1B (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of November 10, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                      Tang.
                                            Equity/  Equity/   Reported Earnings        Core Earnings       NPAs   Resvs/  Resvs/
                                                             ----------------------    ---------------
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------ ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
THRD  TF Financial Corp. of PA                7.55     6.46    0.60    7.06    6.15       0.54    6.31       0.30   99.86    0.92
THTL  Thistle Group Holdings of PA           27.80    27.80    1.37    4.91    5.89       1.37    4.91       0.22   98.57    0.76
TSBK  Timberland Bancorp of WA               32.35    32.35    1.80    9.17    5.36       1.68    8.53        NA      NA     0.86
TRIC  Tri-County Bancorp of WY               16.74    16.74    1.05    6.57    6.13       0.99    6.24       0.03     NA     0.94
TWIN  Twin City Bancorp, Inc. of TN          12.67    12.67    1.02    7.92    6.47       0.82    6.41       0.37   27.12    0.14
USAB  USABancshares, Inc of PA*               9.74     9.68    0.59    6.21    3.71       0.73    7.64       1.08   49.32    0.90
UCBC  Union Community Bancorp of IN          40.02    40.02    1.44    5.52    3.?7       1.44    5.52       0.33   99.15    0.40
UCFC  United Community Fin. of OH            32.31    32.31    1.50    4.65    4.18       1.50    4.65       0.51   72.00    0.95
UBMT  United Fin. Corp. of MT                14.74    1?.25    1.12    7.57    5.45       1.09    7.40       0.42  156.46    1.02
UTBI  United Tenn. Bancshares of TN          27.03    27.03    1.36    9.53    5.74       1.36    9.53       0.57  148.60    1.27
WHGB  WHG Bancshares of MD                   15.28    15.28    0.58    3.18    3.83       0.58    3.18       0.65   41.31    0.46
WSFS  WSFS Financial Corp. of DE*             5.96     5.93    1.13   19.24    8.32       1.09   18.56       1.17  128.88    3.15
WVFC  WVS Financial Corp. of PA              11.10    11.10    1.20   10.72    6.52       1.30   11.60        NA      NA     1.19
WRNB  Warren Bancorp of Peabody MA*          10.59    10.59    1.61   15.02    8.39       1.52   14.23       0.90  116.78    1.56
WSBI  Warwick Community Bncrp of NY*         20.99    20.99    0.32    1.46    1.39       1.0?    4.93       0.69   67.04    0.80
WFSL  Washington Federal, Inc. of WA         13.61    12.66    1.98   14.88    8.55       1.91   14.40       0.52   81.10    0.57
WAYN  Wayne Svgs Bks MHC of OH (48.2          9.53     9.53    0.71    7.52    3.44       0.64    6.80        NA      NA     0.35
WCFB  Wbstr Cty FSB MHC of IA (45.6)         23.41    23.41    1.40    5.95    3.71       1.40    5.95       0.07  534.72    0.69
WBST  Webster Financial Corp. of CT           6.17     5.29    0.75   13.27    5.96       0.77   13.52       0.39  159.51    1.14
WEFC  Wells Fin. Corp. of Wells MN           13.55    13.55    1.22    8.42    8.72       1.11    7.67        NA      NA      NA
WEBK  West Essex MHC of NJ (42.2)            13.43    13.43    0.34    2.51    2.70       0.34    2.51       1.10   54.38    1.60
WCBI  WestCo Bancorp, Inc. of IL(8)          15.06    15.06    1.42    9.21    5.50       1.41    9.16       0.56   50.90    0.36
WSTR  WesterFed Fin. Corp. of MT             11.15     9.16    0.71    6.63    6.88       0.69    6.47       0.52   94.24    0.74
WOFC  Western Ohio Fin. Corp. of OH          14.52    13.58    0.07    0.51    0.52       0.06    0.43       1.29   74.24    1.36
WEHO  Westwood Hmstd Fin Corp of OH          19.51    19.51    0.76    3.32    3.86       1.05    4.62       0.29   82.74    0.26
FFWD  Wood Bancorp of OH                     13.57    13.57    1.43   11.11    6.34       1.17    9.09       0.16  243.12    0.48
YFCB  Yonkers Fin. Corp. of NY               10.30    10.30    0.89    6.80    7.79       0.80    6.18       0.28  123.06    0.66
YFED  York Financial Corp. of PA              8.89     8.89    0.84    9.54    5.93       0.66    7.56       2.25   31.83    0.90

                                                           Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------     ------------------------
                                                                       Price/  Price/        Ind.    Divi-
                                               Price/  Price/  Price/   Tang.   Core         Div./    dend   Payout
Financial Institution                         Earning   Book   Assets   Book  Earnings       Share   Yield  Ratio(7)
---------------------                         ------- ------- ------- ------- ---------     ------- ------- --------
                                                 (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
THRD  TF Financial Corp. of PA                  16.26  121.51    9.17  142.05   18.18         0.48    2.40   39.02
THTL  Thistle Group Holdings of PA              16.98   83.41   23.19   83.41   16.98         0.20    2.22   37.74
TSBK  Timberland Bancorp of WA                  18.66   97.79   31.64   97.79   20.08         0.24    1.81   33.80
TRIC  Tri-County Bancorp of WY                  16.30  103.54   17.33  103.54   17.17         0.44    3.42   55.70
TWIN  Twin City Bancorp, Inc. of TN             15.45  121.79   15.43  121.79   19.10         0.40    2.91   44.94
USAB  USABancshares, Inc of PA*                 26.92  106.87   10.40  107.53   21.88         0.00    0.00    0.00
UCBC  Union Community Bancorp of IN             25.81   85.30   34.14   85.30   25.81         0.38    3.13     NM
UCFC  United Community Fin. of OH               23.93  111.31   35.97  111.31   23.93         0.00    0.00    0.00
UBMT  United Fin. Corp. of MT                   18.33  138.81   20.47  143.64   18.75         1.00    4.04   74.07
UTBI  United Tenn. Bancshares of TN             17.44   89.52   24.20   89.52   17.44         0.00    0.00    0.00
WHGB  WHG Bancshares of MD                      26.09   82.64   12.63   82.64   26.09         0.32    2.67   69.57
WSFS  WSFS Financial Corp. of DE*               12.01  219.56   13.08  220.41   12.45         0.12    0.70    8.45
WVFC  WVS Financial Corp. of PA                 15.34  163.16   18.11  163.16   14.17         0.60    4.03   61.86
WRNB  Warren Bancorp of Peabody MA*             11.92  176.26   18.67  176.26   12.58         0.36    3.97   47.37
WSBI  Warwick Community Bncrp of NY*              NM   104.98   22.04  104.98   21.39         0.16    1.17     NM
WFSL  Washington Federal, Inc. of WA            11.70  170.22   23.16  182.98   12.09         0.92    3.62   42.40
WAYN  Wayne Svgs Bks MHC of OH (48.2            29.11  213.78   20.37  213.78     NM          0.62    2.92     NM
WCFB  Wbstr Cty FSB MHC of IA (45.6)            26.98  158.14   37.01  158.14   26.98         0.80    4.71     NM
WBST  Webster Financial Corp. of CT             16.77  177.73   10.97  207.36   16.46         0.44    1.66   27.85
WEFC  Wells Fin. Corp. of Wells MN              11.47  109.84   14.89  109.84   12.59         0.60    3.58   41.10
WEBK  West Essex MHC of NJ (42.2)                 NM    92.94   12.48   92.94     NM          0.00    0.00    0.00
WCBI  WestCo Bancorp, Inc. of IL(8)             18.18  170.43   25.67  170.43   18.28         0.68    2.00   36.36
WSTR  WesterFed Fin. Corp. of MT                14.53   94.03   10.48  114.47   14.88         0.54    2.88   41.86
WOFC  Western Ohio Fin. Corp. of OH               NM   101.91   14.79  108.95     NM          1.00    4.35     NM
WEHO  Westwood Hmstd Fin Corp of OH             25.93  104.11   20.31  104.11   18.65         0.40    ?.76     NM
FFWD  Wood Bancorp of OH                        15.77  165.63   22.48  165.63   19.28         0.36    2.59   40.91
YFCB  Yonkers Fin. Corp. of NY                  12.84   92.29    9.50   92.29   14.14         0.32    2.29   29.36
YFED  York Financial Corp. of PA                16.87  154.14   13.70  154.14   21.29         0.50    2.80   47.17

                                   EXHIBIT 2

                           Pro Forma Analysis Sheet
                             Fully Converted Basis

                                   EXHIBIT 2
                           PRO FORMA ANALYSIS SHEET
                                Provident Bank
                        Prices as of November 10, 1998



                                                                            Peer Group                 New York Companies
                                                                       --------------------          -----------------------
Price Multiple                        Symbol         Subject (1)       Mean          Median             Mean          Median
--------------                        ------         -----------       ----          ------             ----          ------
Price-earnings ratio         =          P/E                13.04 x      19.48         19.04x           17.55x          15.43x

Price-book ratio             =          P/B                61.86%       85.49%        84.05%          103.80%         112.23%

Price-assets ratio           =          P/A                 9.57%       19.55%        19.29%           13.70%          17.56%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)              $4,242,000                   ESOP Stock Purchases (E)          8.00% (5)
Pre-Conversion Book Value (B)           $55,200,000                   Cost of ESOP Borrowings (S)       0.00% (4)
Pre-Conv. Tang. Book Value (B)          $51,535,389                   ESOP Amortization (T)            10.00  years
Pre-Conversion Assets (A)              $691,068,000                   RRP Amount (M)                    4.00%
Reinvestment Rate (2)(R)                       3.22%                  RRP Vesting (N)                   5.00  years (5)
Est. Conversion Expenses (3)(X)                3.00%                  Foundation (F)                    0.00%
Tax rate (TAX)                                40.00%                  Tax Benefit (Z)                      0
                                                                      Percentage Sold (PCT)           100.00%

                                           All SAIF-Insured
                                              Companies
                                         --------------------
Price Multiple                             Mean       Median
--------------                             ----       ------
Price-earnings ratio         =            17.54x       16.81x

Price-book ratio             =           128.18%      116.30%

Price-assets ratio           =            16.21%       14.88%

Valuation Parameters
--------------------

Pre-Conversion Earnings (Y)
Pre-Conversion Book Value (B)
Pre-Conv. Tang. Book Value (B)
Pre-Conversion Assets (A)
Reinvestment Rate (2)(R)
Est. Conversion Expenses (3)(X)
Tax rate (TAX)


Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V=                    P/E * (Y)                                          V=       $72,000,000
          ----------------------------------------------------
          1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=            P/B  *  (B+Z)                                              V=       $72,000,000
          ----------------------
          1 - P/B * PCT * (1-X-E-M-F)

3.    V=            P/A * (A+Z)                                                V=       $72,000,000
          -----------------------
          1 - P/A * PCT * (1-X-E-M-F)

                                                                                                                   Aggregate
                                            Shares Sold to      Price Per    Gross Offering     Total Shares      Market Value
Conclusion                                     Public            Share        Proceeds             Issued       of Stock Issued
----------                                     ------            -----        --------             ------       ---------------
Minimum                                        6,120,000          10.00      $61,200,000        6,120,000          61,200,000
Midpoint                                       7,200,000          10.00       72,000,000        7,200,000          72,000,000
Maximum                                        8,280,000          10.00       82,800,000        8,280,000          82,800,000
Supermaximum                                   9,522,000          10.00       95,220,000        9,522,000          95,220,000

___________________________________________
(1) Pricing ratios shown reflect the midpoint value.

(2) Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of 40.00 percent.

(3) Offering expenses shown at estimated  midpoint value.

(4) No cost is applicable since holding company will fund the ESOP loan.

(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortizationexpenses tax effected at 40.00 percent.

                                   EXHIBIT 3

                    Pro Forma Effect of Conversion Proceeds
                             Fully Converted Basis

                                   Exhibit 3
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Minimum

1.      Offering Proceeds                                                                                          $61,200,000
        Less: Estimated Offering Expenses                                                                            1,836,000
        Net Conversion Proceeds                                                                                    -----------
                                                                                                                   $59,364,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                      $59,364,000
      Less: Capital Expenditures                                                                                             0
      Less: Non-Cash Stock Purchases (1)                                                                             7,344,000
                                                                                                                   -----------
      Net Proceeds Reinvested                                                                                      $52,020,000
      Estimated net incremental rate of return                                                                            3.22%
                                                                                                                   -----------
      Earnings Increase                                                                                            $ 1,676,084
          Less: Estimated cost of ESOP borrowings (2)                                                                        0
          Less: Amortization of ESOP borrowings (3)                                                                    293,760
          Less: Recognition Plan Vesting (4)                                                                           293,760
                                                                                                                   -----------
      Net Earnings Increase                                                                                        $ 1,088,564

                                                                                                 Net
                                                                        Before                 Earnings               After
3.    Pro Forma Earnings                                              Conversion               Increase            Conversion
                                                                      -----------              --------            ----------
      12 Months ended September 30, 1998 (reported)                   $ 4,242,000             $1,088,564           $  5,330,564
      12 Months ended September 30, 1998 (core)                       $ 4,242,000             $1,088,564           $  5,330,564

                                                     Before             Net Cash              Tax Benefit              After
4.    Pro Forma Net Worth                          Conversion           Proceeds            Of Contribution         Conversion
                                                   -----------          ---------           ---------------         ----------
      September 30, 1998                          $ 55,200,000        $52,020,000             $        0           $107,220,000
      September 30, 1998 (Tangible)               $ 51,535,389        $52,020,000             $        0           $103,555,389

                                                     Before             Net Cash              Tax Benefit              After
5.    Pro Forma Assets                             Conversion           Proceeds            Of Contribution         Conversion
                                                   ----------          ----------           ---------------         -----------
      September 30, 1998                          $691,068,000        $52,020,000             $        0           $743,088,000

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate .
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 3
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Midpoint




 1.     Offering Proceeds                                                                                            $72,000,000
        Less: Estimated Offering Expenses                                                                              2,160,000
                                                                                                                      ----------
        Net Conversion Proceeds                                                                                      $69,840,000


 2.    Est mated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                       $69,840,000
       Less: Capital Expenditures                                                                                              0
       Less: Non-Cash Stock Purchases (1)                                                                              8,640,000
                                                                                                                      ----------
       Net Proceeds Reinvested                                                                                       $61,200,000
       Estimated net incremental rate of return                                                                            3.22%
                                                                                                                      ----------
       Earnings Increase                                                                                             $ 1,971,864
           Less: Estimated cost of ESOP borrowings (2)                                                                         0
           Less: Amortization of ESOP borrowings (3)                                                                     345,600
           Less: Recognition Plan Vesting (4)                                                                            345,600
                                                                                                                      ----------
       Net Earnings Increase                                                                                         $ 1,280,664

                                                                                                     Net
                                                                            Before                 Earnings            After
3.     Pro Forma Earnings                                                 Conversion               Increase         Conversion
                                                                          ----------               --------         ----------
       12 Months ended September 30, 1998 (reported)                    $  4,242,000             $1,280,664        $  5,522,664
       12 Months ended September 30, 1998 (core)                        $  4,242,000             $1,280,664        $  5,522,664

                                                        Before             Net Cash              Tax Benefit           After
4.     Pro Forma Net Worth                            Conversion           Proceeds            Of Contribution      Conversion
                                                      ----------           --------            ---------------      ----------
       September 30, 1998                            $ 55,200,000       $ 61,200,000             $        0        $116,400,000
       September 30, 1998 (Tangible)                 $ 51,535,389       $ 61,200,000             $        0        $112,735,389

                                                        Before             Net Cash              Tax Benefit           After
5.     Pro Forma Assets                               Conversion           Proceeds            Of Contribution      Conversion
                                                      ----------           --------            ---------------      ----------
       September 30, 1998                            $691,068,000       $ 61,200,000             $        0        $752,268,000

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 3
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Maximum

1.   Offering Proceeds                                                                                             $ 82,800,000
     Less: Estimated Offering Expenses                                                                                2,484,000
                                                                                                                   ------------
     Net Conversion Proceeds                                                                                       $ 80,316,000

2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                      $ 80,316,000
      Less: Capital Expenditures                                                                                              0
      Less: Non-Cash Stock Purchases (1)                                                                              9,936,000
                                                                                                                   ------------
      Net Proceeds Reinvested                                                                                      $ 70,380,000
      Estimated net incremental rate of return                                                                            3.22%
                                                                                                                   ------------
      Earnings Increase                                                                                            $  2,267,644
          Less: Estimated cost of ESOP borrowings (2)                                                                         0
          Less: Amortization of ESOP borrowings (3)                                                                     397,440
          Less: Recognition Plan Vesting (4)                                                                            397,440
                                                                                                                   ------------
      Net Earnings Increase                                                                                        $  1,472,764

                                                                                                     Net
                                                                            Before                 Earnings            After
3.    Pro Forma Earnings                                                  Conversion               Increase         Conversion
                                                                          ----------               --------         ----------
      12 Months ended September 30, 1998 (reported)                      $ 4,242,000             $1,472,764        $  5,714,764
      12 Months ended September 30, 1998 (core)                          $ 4,242,000             $1,472,764        $  5,714,764

                                                         Before            Net Cash              Tax Benefit          After
4.    Pro Forma Net Worth                              Conversion          Proceeds            Of Contribution      Conversion
                                                      ------------         --------            ---------------      ----------
      September 30, 1998                              $ 55,200,000       $70,380,000             $        0        $125,580,000
      September 30, 1998 (Tangible)                   $ 51,535,389       $70,380,000             $        0        $121,915,389

                                                         Before            Net Cash              Tax Benefit          After
5.    Pro Forma Assets                                 Conversion          Proceeds            Of Contribution      Conversion
                                                      ------------         --------            ---------------      ----------
      September 30, 1998                              $691,068,000       $70,380,000             $       0         $761,448,000


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate .
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 3
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                           At the Supermaximum Value


1.   Offering Proceeds                                                                                              $95,220,000
     Less: Estimated Offering Expenses                                                                                2,856,600
                                                                                                                    -----------
     Net Conversion Proceeds                                                                                        $92,363,400


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                       $92,363,400
      Less: Capital Expenditures                                                                                              0
      Less: Non-Cash Stock Purchases (1)                                                                             11,426,400
                                                                                                                    -----------
      Net Proceeds Reinvested                                                                                       $80,937,000
      Estimated net incremental rate of return                                                                            3.22%
                                                                                                                    -----------
      Earnings Increase                                                                                             $ 2,607,790
          Less: Estimated cost of ESOP borrowings (2)                                                                         0
          Less: Amortization of ESOP borrowings (3)                                                                     457,056
          Less: Recognition Plan Vesting (4)                                                                            457,056
                                                                                                                    -----------
      Net Earnings Increase                                                                                         $ 1,693,678

                                                                                                     Net
                                                                            Before                 Earnings            After
3.    Pro Forma Earnings                                                  Conversion               Increase         Conversion
                                                                          ----------               --------         ----------
      12 Months ended September 30, 1998 (reported)                     $  4,242,000             $1,693,678       $   5,935,678
      12 Months ended September 30, 1998 (core)                         $  4,242,000             $1,693,678       $   5,935,678

                                                        Before             Net Cash              Tax Benefit           After
4.    Pro Forma Net Worth                             Conversion           Proceeds            Of Contribution      Conversion
                                                      ----------           --------            ---------------      ----------

      September 30, 1998                              $ 55,200,000      $ 80,937,000             $       0        $ 136,137,000
      September 30, 1998 (Tangible)                   $ 51,535,389      $ 80,937,000             $       0        $ 132,472,389

                                                        Before             Net Cash              Tax Benefit           After
5.    Pro Forma Assets                                Conversion           Proceeds            Of Contribution      Conversion
                                                      ----------           --------            ---------------      ----------

      September 30, 1998                              $691,068,000      $ 80,937,000             $       0        $ 772,005,000

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   EXHIBIT 4

                           Pro Forma Analysis Sheet
                            Minority Stock Offering

                                   EXHIBIT 4
                           PRO FORMA ANALYSIS SHEET
                                Provident Bank

                        Prices as of November 10, 1998

                                                                                 Peer Group              New York Companies
                                                                      ------------------------------   ----------------------
Price Multiple                          Symbol             Subject (1)     Mean          Median           Mean        Median
--------------                         --------            ----------      ----          ------           ----        ------
Price-earnings ratio           =          P/E               14.90 x        23.73x         24.27x           17.15x     15.43x

Price-book ratio               =          P/B               86.21%        159.83%        148.97%          120.44%    112.23%

Price-assets ratio             =          P/A               10.01%         21.29%        19.65%            17.25%     17.56%

Valuation Parameters
--------------------
Pre-Conversion Earnings (Y)            $  4,242,000                    ESOP Stock Purchases (E)             8.00(5)
Pre-Conversion Book Value (B)          $ 55,200,000                    Cost of ESOP Borrowings (S)          0.00(4)
Pre-Conv. Tang. Book Value (B)         $ 51,535,000                    ESOP Amortization (T)               10.00years
Pre-Conversion Assets (A)              $691,068,000                    RRP Amount (M)                       4.00%
Reinvestment Rate (2)(R)                       3.22%                   RRP Vesting (N)                      5.00years (5)
Est. Conversion Expenses (3)(X)                3.72%                   Foundation (F)                       0.00%
Tax rate (TAX)                                40.00%                   Tax Benefit (Z)                         0
                                                                       Percentage Sold (PCT)               46.67%
                                     All SAIF-Insured
                                       Companies
                                -------------------------
Price Multiple                     Mean           Median
--------------                     ----           ------
Price-earnings ratio    =         17.54x          16.81x

Price-book ratio        =        128.18%         116.30%

Price-assets ratio      =         16.21%          14.88%

Valuation Parameters
--------------------
Pre-Conversion Earnings (Y)
Pre-Conversion Book Value (B)
Pre-Conv. Tang. Book Value (B)
Pre-Conversion Assets (A)
Reinvestment Rate (2)(R)
Est. Conversion Expenses (3)(X)
Tax rate (TAX)

Calculation of Pro Forma Value After Conversion
-----------------------------------------------
1.    V=             P/E * (Y)                                             V=           $72,000,000
          -----------------------------------------------------
           1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=             P/B  *  (B+Z)                                         V=           $72,000,000
          ------------------------------
           1 - P/B * PCT * (1-X-E-M-F)

3.    V=             P/A * (A+Z)                                           V=           $72,000,000
          ----------------------------
           1 - P/A * PCT * (1-X-E-M-F)

                                                                                                             Aggregate
                     Shares Issued to    Shares Sold to   Price Per   Gross Offering     Total Shares       Market Value
Conclusion                  MHC             Public          Share        Proceeds           Issued        of Stock Issued
----------                  ---             ------          -----        --------           ------        ---------------
Minimum                  3,264,000        2,856,000         10.00       $28,560,000        2,856,000         28,560,000
Midpoint                 3,840,000        3,360,000         10.00        33,600,000        3,360,000         33,600,000
Maximum                  4,416,000        3,864,000         10.00        38,640,000        3,864,000         38,640,000
Supermaximum             5,078,400        4,443,600         10.00        44,436,000        4,443,600         44,436,000

____________________________
(1) Pricing ratios shown reflect the midpoint value.
(2) Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of 40.00 percent.
(3) Offering expenses shown at estimated midpoint value.
(4) No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 40.00 percent.

                                  EXHIBIT 5

                              Pro Forma Effects
                            Minority Stock Offering

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Minimum




1.      Offering Proceeds                                                                                                $28,560,000
        Less: Estimated Offering Expenses                                                                                  1,250,000
                                                                                                                         -----------
        Net Conversion Proceeds                                                                                          $27,310,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                            $27,310,000
      Less: Capital Expenditures                                                                                                   0
      Less: Non-Cash Stock Purchases (1)                                                                                   3,427,200
                                                                                                                         -----------
      Net Proceeds Reinvested                                                                                            $23,882,800
      Estimated net incremental rate of return                                                                                 3.22%
                                                                                                                         -----------
      Earnings Increase                                                                                                  $   769,504
          Less: Estimated cost of ESOP borrowings (2)                                                                              0
          Less: Amortization of ESOP borrowings (3)                                                                          137,088
          Less: Recognition Plan Vesting (4)                                                                                 137,088
                                                                                                                         -----------
      Net Earnings Increase                                                                                              $   495,328


                                                                                                         Net
                                                                                Before                 Earnings            After
3.    Pro Forma Earnings                                                      Conversion               Increase          Conversion
                                                                              ----------               --------          ----------
      12 Months ended September 30, 1998 (reported)                          $ 4,242,000               $495,328          $ 4,737,328
      12 Months ended September 30, 1998 (core)                              $ 4,242,000               $495,328          $ 4,737,328

                                                             Before            Net Cash              Tax Benefit           After
4.    Pro Forma Net Worth                                  Conversion          Proceeds            Of Contribution       Conversion
                                                           ----------          --------            ---------------       ----------
      September 30, 1998                                  $ 55,200,000       $23,882,800               $      0          $79,082,800
      September 30, 1998 (Tangible)                       $ 51,535,000       $23,882,800               $      0          $75,417,800

                                                             Before            Net Cash             Tax Benefit            After
5.    Pro Forma Assets                                     Conversion          Proceeds           Of Contribution        Conversion
                                                           ----------          --------           ---------------        ----------
      September 30, 1998                                  $691,068,000       $23,882,800               $      0         $714,950,800


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Midpoint

1.     Offering Proceeds                                                                           $33,600,000
       Less: Estimated Offering Expenses                                                             1,250,000
                                                                                                   -----------
       Net Conversion Proceeds                                                                     $32,350,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                      $32,350,000
      Less: Capital Expenditures                                                                             0
      Less: Non-Cash Stock Purchases (1)                                                             4,032,000
                                                                                                   -----------
      Net Proceeds Reinvested                                                                      $28,318,000
      Estimated net incremental rate of return                                                            3.22%
                                                                                                   -----------
      Earnings Increase                                                                            $   912,406
          Less: Estimated cost of ESOP borrowings (2)                                                        0
          Less: Amortization of ESOP borrowings (3)                                                    161,280
          Less: Recognition Plan Vesting (4)                                                           161,280
                                                                                                   -----------
      Net Earnings Increase                                                                        $   589,846

                                                                                     Net
                                                                     Before        Earnings          After
3.    Pro Forma Earnings                                           Conversion      Increase        Conversion
                                                                   ----------      --------        -----------
      12 Months ended September 30, 1998 (reported)                 $ 4,242,000      $589,846      $  4,831,846
      12 Months ended September 30, 1998 (core)                     $ 4,242,000      $589,846      $  4,831,846

                                                      Before        Net Cash      Tax Benefit        After
4.    Pro Forma Net Worth                           Conversion      Proceeds    Of Contribution    Conversion
                                                    ----------      --------    ---------------    ----------

      September 30, 1998                            $ 55,200,000    $28,318,000      $      0      $ 83,518,000
      September 30, 1998 (Tangible)                 $ 51,535,000    $28,318,000      $      0      $ 79,853,000

                                                      Before        Net Cash      Tax Benefit        After
5.    Pro Forma Assets                              Conversion      Proceeds    Of Contribution    Conversion
                                                    ----------      --------    ---------------    ----------

      September 30, 1998                            $691,068,000    $28,318,000      $      0      $719,386,000

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Maximum

1.  Offering Proceeds                                                                                             $38,640,0000
    Less: Estimated Offering Expenses                                                                               1,250,0000
                                                                                                                  ------------
    Net Conversion Proceeds                                                                                       $ 37,390,000


2.  Estimated Additional Income from Conversion Proceeds

    Net Conversion Proceeds                                                                                       $ 37,390,000
    Less: Capital Expenditures                                                                                               0
    Less: Non-Cash Stock Purchases (1)                                                                               4,636,800
                                                                                                                  ------------
    Net Proceeds Reinvested                                                                                       $ 32,753,200
    Estimated net incremental rate of return                                                                              3.22%
                                                                                                                  ------------
    Earnings Increase                                                                                             $  1,055,308
        Less: Estimated cost of ESOP borrowings (2)                                                                          0
        Less: Amortization of ESOP borrowings (3)                                                                      185,472
        Less: Recognition Plan Vesting (4)                                                                             185,472
                                                                                                                  ------------
    Net Earnings Increase                                                                                         $    684,364

                                                                                                     Net
                                                                            Before                 Earnings           After
3.  Pro Forma Earnings                                                    Conversion               Increase         Conversion
                                                                          ----------               --------         ----------
    12 Months ended September 30, 1998 (reported)                         $4,242,000               $684,364         $4,926,364
    12 Months ended September 30, 1998 (core)                             $4,242,000               $684,364         $4,926,364

                                                        Before            Net Cash              Tax Benefit           After
4.  Pro Forma Net Worth                               Conversion          Proceeds            Of Contribution       Conversion
                                                      ----------          --------            ---------------       ----------

    September 30, 1998                                 $55,200,000       $32,753,200               $      0        $87,953,200
    September 30, 1998 (Tangible)                      $51,535,000       $32,753,200               $      0        $84,288,200

                                                        Before            Net Cash               Tax Benefit          After
5.  Pro Forma Assets                                  Conversion          Proceeds             Of Contribution     Conversion
                                                      ----------          --------             ---------------     ----------

    September 30, 1998                                $691,068,000       $32,753,200               $      0       $723,821,200

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                           At the Supermaximum Value

1.      Offering Proceeds                                                                                              $44,436,000
        Less: Estimated Offering Expenses                                                                                1,250,000
                                                                                                                       -----------
        Net Conversion Proceeds                                                                                        $43,186,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                          $43,186,000
      Less: Capital Expenditures                                                                                                 0
      Less: Non-Cash Stock Purchases (1)                                                                                 5,332,320
                                                                                                                       -----------
      Net Proceeds Reinvested                                                                                          $37,853,680
      Estimated net incremental rate of return                                                                                3.22%
                                                                                                                       -----------
      Earnings Increase                                                                                                $ 1,219,646
          Less: Estimated cost of ESOP borrowings (2)                                                                            0
          Less: Amortization of ESOP borrowings (3)                                                                        213,293
          Less: Recognition Plan Vesting (4)                                                                               213,293
                                                                                                                       -----------
      Net Earnings Increase                                                                                            $   793,060

                                                                                                     Net
                                                                            Before                 Earnings            After
                                                                          Conversion               Increase          Conversion
                                                                          ----------               --------          ----------
3.    Pro Forma Earnings

      12 Months ended September 30, 1998 (reported)                       $4,242,000                $793,060       $  5,035,060
      12 Months ended September 30, 1998 (core)                           $4,242,000                $793,060       $  5,035,060

                                                        Before             Net Cash              Tax Benefit           After
                                                      Conversion           Proceeds            Of Contribution       Conversion
                                                      ----------           --------            ---------------       ----------
4.    Pro Forma Net Worth
      September 30, 1998                             $ 55,200,000        $37,853,680                $      0       $ 93,053,680
      September 30, 1998 (Tangible)                  $ 51,535,000        $37,853,680                $      0       $ 89,388,680

                                                        Before             Net Cash              Tax Benefit           After
                                                      Conversion           Proceeds            Of Contribution       Conversion
                                                      ----------           --------            ---------------       ----------
5.    Pro Forma Assets
      September 30, 1998                             $691,068,000        $37,853,680                $      0       $728,921,680

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   EXHIBIT 6

                         Firm Qualifications Statement

RP FINANCIAL, LC.
--------------------------------------
Financial Services Industry Consultants           FIRM QUALIFICATION STATEMENT


RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING
RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES
RP  Financial's   merger  and  acquisition   (M&A)  services  include  targeting
candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES
RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES
RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES
RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)
   Ronald S. Riggins, Managing Director (18)
   William E. Pommerening, Managing Director (14)
   Gregory E. Dunn, Senior Vice President (16)
   James P. Hennessey, Senior Vice President (13)
   James J. Oren, Senior Vice President (11)

________________________________________________________________________________
WASHINGTON HEADQUARTERS
Rosslyn Center
1700 North Moore Street, Suite 2210